SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CRT PROPERTIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of person(s) Filing Proxy Statement if other than the Registrant)

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April 11, 2004

Dear Shareholder:

          You are cordially invited to attend the Annual Meeting of shareholders of CRT Properties, Inc. to be held Wednesday, May 11, 2005 at 9:00 a.m. local time.  The meeting will take place at the Company’s corporate offices at 225 NE Mizner Boulevard, Suite 200, Boca Raton, Florida 33432.

          The attached Notice of the Annual Meeting of Shareholders describes each of the matters to be voted on at the Annual Meeting.  You will be asked to consider and vote, among other things, upon a proposal to restructure the way we hold our assets and, as an integral part of that restructuring, to reincorporate the Company from Florida to Maryland.  The Board of Directors has carefully reviewed this proposal and, for the reasons described in the accompanying proxy statement, believes that it is in the best interests of the Company and its shareholders.  The Board of Directors unanimously recommends that you vote FOR this proposal.

          We urge you to review these materials carefully and to use this opportunity to take part in the Company’s affairs by voting on the matters described in the proxy statement.  At the Annual Meeting, we will also review CRT Properties’ operations, report on 2004 financial results and discuss our plans for the future.  Our Board of Directors and management team will be available to answer any questions you may have.  We hope that you will be able to attend.

          Your vote is important to us.  Whether you plan to attend the meeting or not, please either complete the enclosed proxy card and return it as promptly as possible, or vote via the Internet or by calling the toll-free telephone number.  The enclosed Notice of the Annual Meeting of Shareholders, proxy statement and proxy card each contain instructions regarding all three methods of voting.  If you attend the Annual Meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person.

          Thank you for your continued support and interest in CRT Properties, Inc.

Sincerely,

Victor A. Hughes, Jr.
Chairman of the Board

Thomas J. Crocker
Chief Executive Officer

CRT PROPERTIES, INC.
225 NE Mizner Boulevard, Suite 200
Boca Raton, Florida  33432
(561) 395-9666

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Wednesday, May 11, 2005
Time:	9:00 a.m.

Place:	225 NE Mizner Boulevard, Suite 200
Boca Raton, Florida 33432

Dear Shareholder:

          At our Annual Meeting, we will ask you:

1.	To elect a board of eight (8) directors to serve for the ensuing year and until their respective successors are elected and qualified;

2.	To consider and vote upon a proposal to restructure the way the Company holds its assets and, as an integral part of this restructuring, to change our state of incorporation from Florida to Maryland;

3.	To consider and vote upon the 2005 Employee Stock Investment Plan;

4.	To ratify the selection of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending December 31, 2005;

5.	To transact any other business that may properly be presented at the Annual Meeting.

          If you were a shareholder of record at the close of business on March 25, 2005, you may vote at the Annual Meeting.

          Enclosed is a copy of the CRT Properties, Inc. Annual Report on Form 10-K for the year ended December 31, 2004, which reports financial and other information.

          You may vote your proxy by telephone, over the Internet, or you may mark, date, sign and return the enclosed card.  Complete voting instructions are printed on the card accompanying this notice and proxy statement.  An envelope is enclosed for your convenience.  No postage is required if mailed in the United States.

By Order of the Board of Directors

WILLIAM J. WEDGE

Senior Vice President, General Counsel
and Corporate Secretary

April 11, 2005

CRT PROPERTIES, INC.
225 NE Mizner Boulevard, Suite 200
Boca Raton, Florida  33432
(561) 395-9666

PROXY STATEMENT
April 11, 2005

INTRODUCTION

          We sent you this proxy statement and the enclosed proxy card because CRT Properties Inc.’s Board of Directors is soliciting your proxy to vote at the 2005 Annual Meeting of Shareholders.  This proxy statement summarizes the information you need to vote at the Annual Meeting.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may follow the voting instructions on the enclosed proxy card.  In this proxy statement, CRT Properties, Inc. is generally referred to as “we,” “CRT Properties” or the “Company.”

          We will begin sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card on or about April 11, 2005, to all shareholders entitled to vote.  Only those shareholders who owned shares of CRT Properties common stock at the close of business on March 25, 2005, are entitled to vote.  On this record date, there were 31,818,244 shares of CRT Properties common stock outstanding.  CRT Properties common stock is our only outstanding class of stock entitled to vote at the Annual Meeting.  Holders of our 8 ½% Series A Cumulative Redeemable Preferred Stock are not entitled to vote at the Annual Meeting.  We are also sending along with this proxy statement, the CRT Properties 2004 Annual Report on Form 10-K, which includes our financial statements.

          Each share of CRT Properties common stock that you own entitles you to one vote.  The proxy card indicates the number of shares of CRT Properties common stock that you own.  Unless otherwise indicated, references in this proxy statement to “share” or “shares”, refer to CRT Properties common stock.

Vote by Proxy

          Whether you plan to attend the Annual Meeting or not, we urge you to vote your proxy by telephone or over the Internet, or complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided.  Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

          If you vote by telephone or over the Internet or properly fill in your proxy card and send it to us in time to vote, your shares will be voted as you have directed.  If you sign the proxy card but do not make specific choices, your shares will be voted as recommended by the Board FOR the election of all eight nominees for directors of the Company, FOR the restructuring of the way the Company holds its assets and changing our state of incorporation from Florida to Maryland, FOR the 2005 Employee Stock Investment Plan and FOR the ratification of Deloitte & Touche LLP as the Company’s independent accountants.

          If any other matter is presented, your shares will be voted in accordance with the best judgment of the person(s) named as proxies on your proxy card.  As of the date of this proxy statement, we knew of no other matters to be acted on at the Annual Meeting other than as set forth in the Notice of Annual Meeting.

To Revoke a Proxy

          If you give a proxy, you may revoke it at any time before it is exercised.  You may revoke your proxy in any one of three ways:

•	You may vote by telephone or over the Internet at a later date or send in another proxy card with a later date.

•	You may notify the Company in writing before the Annual Meeting that you have revoked your proxy.

•	You may vote in person at the Annual Meeting.

To Vote in Person

          If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot when you arrive.  You will complete the ballot at that time and return it to the Inspectors of Election at the door.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on March 25, 2005, the record date for voting.

Broker Votes

          If your shares are held in “street name” through a broker or other nominee, and you fail to give instructions as to how you want your shares voted (a “non-vote”), the broker or other nominee who holds CRT Properties shares on your behalf may in certain circumstances, but is not required to, vote the shares at their discretion.  With respect to routine matters, such as the election of directors, a broker or other nominee has authority under the NYSE rules to vote its clients’ shares if the clients do not provide instructions.  When a brokerage firm or other nominee votes its clients’ shares on a routine matter without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR or AGAINST the routine matter.

          With respect to non-routine matters, such as the approval of Proposals Nos. 2 and 3 below, a broker or other nominee is not permitted under the NYSE rules to vote its clients’ shares if the clients do not provide instructions.  The broker or other nominee will so note on the vote card and this will constitute a “broker non-vote.”  For purposes of Proposals Nos. 2 and 3 below, broker non-votes will be counted for purposes of establishing a quorum to conduct business at the meeting but will constitute the equivalent of a vote AGAINST the applicable proposal.

Confidential Voting

          We keep all the proxies, ballots and voting tabulations private as a matter of practice.  We only let our Inspectors of Election, representatives of Wells Fargo Bank Minnesota, N.A. and certain employees of our independent tabulating agent, Morrow & Co., Inc., examine these documents.  The Inspectors of Election will not disclose your vote to management unless it is necessary to meet legal requirements.  The Inspectors of Election will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Quorum

          A majority of the outstanding shares of common stock of CRT Properties, present in person or by proxy, will constitute a quorum for purposes of conducting business at the Annual Meeting.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

          The Board of Directors recently adopted and currently operates pursuant to an established set of written Corporate Governance Guidelines (the “Guidelines”) that set forth the Company’s corporate governance philosophy and the governance policies and practices the Company has implemented in support of that philosophy. The Guidelines set forth the Board’s mission to represent the interests of shareholders of the Company in achieving superior and sustainable business performance. The Company is managed under the direction of the Board, with the Board delegating the conduct of the business to the Chief Executive Officer and other senior executives.  The Board is responsible for ensuring that the Company has in place a quality senior management team focused on achieving its performance goals.

          The Guidelines describe Board size, composition, independence criteria and general membership criteria.  The Guidelines also describe the procedures for the selection and orientation of Board nominees.  The Guidelines require compliance with New York Stock Exchange rules that require a majority of the Board of Directors to be independent.  The Company has four Board committees — Audit, Compensation, Finance, and Nominating and Corporate Governance.  The Guidelines require that all members of the Audit, Compensation, and Nominating and Corporate Governance Committees be “independent directors”.  An “independent director” is one whom the Board affirmatively determines has no material relationship with the Company, subject to the guidance provided by the Listing Standards of the New York Stock Exchange.  Under the Guidelines, the Board may determine that a Director is “independent” if he or she:

•

is not and has not been employed by the Company or its subsidiaries in an executive capacity within the three years immediately prior to the annual meeting at which the nominees of the Board of Directors will be voted upon;

•	is not and has not been for the past three years employed by or affiliated with an auditor of the Company that provided independent audit services to the Company within the past three years;

•	is not and has not in the past three years been part of an interlocking directorate involving compensation committees;

•	is not an executive officer or director of a tax-exempt entity that received significant contributions from the Company or its subsidiaries; and

•

is not a spouse, parent, sibling, child, mother- or father-in-law, son- and daughter-in-law and brother- and sister-in-law or any person (other than employees) who shares a residence with any person described by above.

          The Guidelines do not include any term of age limits for Directors, but rather require the Nominating and Corporate Governance Committee to formally review each Director’s continuation on the Board at the expiration of the Director’s term.  The Guidelines limit the number of boards of public companies on which Directors may serve to between three and five, with the lower limit applying to Directors engaged full-time in another job.  Upon a Director’s resignation or retirement from, or termination of, his or her principal current employment, or similar material change in the Director’s professional occupation or association, the Director shall notify the Board of such event or change and shall volunteer to resign from the Board.  The Board will have an opportunity to review the continued appropriateness of the individual’s Board membership and the Nominating and Corporate Governance Committee will make the initial recommendation as to the individual’s continued Board membership.  To enhance alignment of interests of Directors and shareholders, the Board has adopted a stock ownership requirement for Directors and otherwise encourages Directors to own shares of CRT Properties, as described under “Information About Directors and Committees” elsewhere in this proxy statement.

          The Guidelines provide that the Compensation Committee of the Board will evaluate the performance of the Chief Executive Officer on an annual basis and will communicate the results of its evaluation to the full Board.  The Guidelines also provide that the Nominating and Corporate Governance Committee is responsible for conducting an annual assessment of the performance and effectiveness of the Board, its standing committees and individual Directors, and reporting the results of each assessment to the full Board annually.  These assessments were last completed in February 2005.

          The Guidelines provide that Board members have complete and free access to the Company’s senior management, and can retain, at Company expense, independent advisors or consultants to assist the Board in fulfilling its responsibilities, as it deems necessary.  It is the general policy of the Board that an independent Director selected by all of the members of the Board shall serve as the Chairman of the Board.  If, at any time, the Chairman is deemed not to be independent or should the Chief Executive Officer also hold the title of Chairman, the non-management directors shall then select a lead independent Director who shall serve in the capacity of Chairman and carry out the duties of the Chairman.  The Guidelines also state that it is the Board’s policy that the non-management Directors meet in executive sessions not less than quarterly.  Generally, those sessions are chaired by the Chairman of the Board, unless the Chairman is deemed not to be independent, in which case the lead independent Director shall chair the executive sessions.  Our current Chairman, Mr. Hughes, is “independent” within the meaning of the Guidelines.  Mr. Hughes may be reached at CRT Properties, Inc., c/o Senior Vice President and General Counsel, 225 NE Mizner Blvd., Suite 200, Boca Raton, Florida 33432.  The Company screens mail addressed to Mr. Hughes for security purposes and to ensure that it relates to discrete business matters that are relevant to the Company.  Mail addressed to Mr. Hughes that satisfies these screening criteria will be forwarded to him.

Code of Business Conduct and Ethics

          In keeping with the Board’s commitment to sound corporate governance, on February 26, 2004, the Board adopted a revised Code of Business Conduct and Ethics (the “Code of Ethics”), which applies to the Company, its subsidiaries and entities controlled by it and all the Company’s employees, officers and directors.  The Code of Ethics incorporates an effective reporting and enforcement mechanism.  The Board has adopted the Company’s Code of Ethics as its own standard.  The Code of Ethics was prepared to help employees, officers and directors understand the Company’s standard of ethical business practices and to stimulate awareness of ethical issues that may be encountered in carrying out their responsibilities to the Company.  The Code of Ethics is being included in an employment manual, which is being supplied to all of the Company’s employees, officers and directors, who will be expected to read and acknowledge in writing that they understand the Company’s policies in regard to business conduct and ethics.  Board members, Company officers and Company employees certify their compliance with the Code of Ethics on an annual basis.

Availability of Guidelines, Code of Ethics and Committee Charters

          The Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics and the charters of the Audit, Compensation, and Nominating and Corporate Governance Committees are available on the Company’s website at www.crtproperties.com under the Investor Relations section, and are available in print to any shareholder upon request by writing to the Senior Vice President and General Counsel, CRT Properties, Inc.,  225 NE Mizner Blvd., Suite 200, Boca Raton, Florida 33432.

INFORMATION ABOUT DIRECTORS AND COMMITTEES

The Board of Directors

          The Board of Directors is currently comprised of nine members.  James C. Teagle, a member of our Board since 1996, is retiring from the Board effective at the Annual Meeting and the Nominating and Corporate Governance Committee has initiated a search for a new independent director to take Mr. Teagle’s place.  The Board of Directors oversees the business and affairs of CRT Properties and monitors the performance of management.  In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations.  The Directors keep themselves informed through discussions with the Chief Executive Officer, other senior executive officers and the Company’s principal external advisers (legal counsel, auditors, investment bankers and other consultants), by reading reports and other materials that are sent to them and by participating in Board and committee meetings.

          The Board of Directors has determined that the following members of the Board, which constitute a majority thereof, are independent, as that term is defined under the general independence standards in the listing standards of the New York Stock Exchange:  Messrs. Aloian, Bishop, Farrell, Hiley, Hughes, Paulson, Staudter and Teagle.  As described above, the Board has adopted categorical standards to assist it in making determinations of independence and all Directors identified as independent in this proxy statement meet these standards.  A copy of these standards is included in paragraph 3 of the Guidelines which are available on the Company’s website www.crtproperties.com under the Investor Relations section.

          Under the Guidelines, Directors are expected to attend all meetings of the Board of Directors and all meetings of Board committees on which they serve.  The Board of Directors met ten times in 2004.  Each of the Directors attended at least 75% of the Board of Directors meetings and meetings held by committees of the Board of Directors of which they were members.

Committees of the Board

          The Audit Committee.  The purpose of the Audit Committee is to (i) assist the Board in fulfilling its responsibility to oversee management in; (A) the conduct of the Company’s financial reporting process, including by overseeing the integrity of the financial statements and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, (B) the Company’s compliance with legal and regulatory requirements, (C) independent auditors’ qualifications and independence, (D) the performance of the Company’s internal audit function and its independent auditors and its systems of internal accounting and financial controls, and (E) the Company’s Code of Business Conduct and Ethics as established by the Board and (ii) prepare the Audit Committee report required to be included in the Company’s annual proxy statement.  The following directors are the members of the Audit Committee: George F. Staudter, Chairperson, D. Pike Aloian and Randall E. Paulson.

          The Board of Directors has determined that (i) each of the Audit Committee members is independent, as that term is defined under the enhanced independence standards for audit committee members in the Securities Exchange Act of 1934 and rules thereunder, as amended, as incorporated into the listing standards of the New York Stock Exchange; (ii) each of the Audit Committee members is financially literate as such qualification is interpreted in the Board’s business judgment, and (iii) George F. Staudter, the Committee Chairperson, meets the requirements for an “Audit Committee Financial Expert” as that term is defined under applicable rules promulgated by the Securities and Exchange Commission.  The functions of the Audit Committee are further described under “Report of the Audit Committee” beginning on page 26 of this proxy statement.

          The Audit Committee met nine times in 2004 and members of the Audit Committee consulted with the officers of the Company, the firm which provides internal audit services and the independent auditors at various times throughout the year.

          The Compensation Committee.  The Compensation Committee is responsible for (i) determining appropriate compensation levels for the Company’s executive officers; (ii) evaluating officer and director compensation plans, policies and programs; (iii) reviewing and administering benefit plans for officers and employees; and (iv) producing an annual report on executive compensation for inclusion in the proxy statement.  The following directors are the members of the Compensation Committee: Benjamin C. Bishop, Jr., Chairperson, Peter J. Farrell and George F. Staudter.  The Board of Directors has determined that each of the Compensation Committee members is independent as that term is defined in the listing standards of the New York Stock Exchange.  The Report on Executive Compensation for 2004 by the Compensation Committee begins on page 20 of this proxy statement.  The Compensation Committee also reviews, approves and administers the Company’s incentive compensation plans and equity-based compensation plans and has sole authority for awards under such plans, including timing, pricing and amount.  The Compensation Committee met 19 times during 2004.

          The Nominating and Corporate Governance Committee.  The purpose of the Nominating and Corporate Governance Committee is to assist the Board in fulfilling its responsibility to the shareholders, potential shareholders and investment community by (i) identifying individuals qualified to serve as directors and by selecting, or recommending that the Board select, the nominees for all elections of directors; (ii) developing and recommending to the Board a set of corporate governance guidelines and principles; and (iii) reviewing, on a regular basis, the overall corporate governance of the Company and recommending improvements when necessary.  The following directors are the members of the Nominating and Corporate Governance Committee: D. Pike Aloian, Chairperson, Benjamin C. Bishop, Jr. and Randall E. Paulson.  The Board of Directors has determined that each of the Nominating and Corporate Governance Committee members is independent as that term is defined by the listing standards of the New York Stock Exchange.  The Nominating and Corporate Governance Committee will consider qualified candidates for director that are nominated by qualified shareholders in accordance with the Company’s by-laws.   The procedures for shareholder director nomination are discussed below under “Director Nominating Process and Communications Between Shareholders and Board of Directors” and “Shareholder Proposals.”  The Nominating and Corporate Governance Committee also reviews and recommends to the Board for approval any changes to the compensation of directors.  The Committee met seven times during 2004.

          The Finance Committee.  The Finance Committee is presently composed of David B. Hiley, Chairperson, D. Pike Aloian, Thomas J. Crocker, Peter J. Farrell, Victor A. Hughes, Jr. and James C. Teagle.  The Finance Committee reviews and oversees the Company’s financial policies and planning, financial position, strategic planning and investments, and financing plans.  The Finance Committee also monitors the Company’s risk management activities, financial position and recommends changes to the Company’s dividend policy and proposed budget. The Finance Committee held eight meetings in 2004.

How We Compensate Directors

          Annual Cash Retainers.  On February 17, 2005, the Board of Directors approved changes to the Company’s director compensation program.  Effective June 1, 2005, we will compensate Directors who are not employees of the Company or its subsidiaries with an annual cash retainer of $15,000 (formerly $25,000).  The Chairman of the Board will receive an additional $12,000 annual cash retainer (formerly $65,000) and the Chairman of each of the Compensation, Finance and Nominating and Corporate Governance Committees will receive an additional annual cash retainer $7,500 (formerly $4,000).  The Chairman of the Audit Committee will receive an additional annual cash retainer of $10,000 (formerly $6,000).  Annual cash retainers are paid quarterly.

          Meeting Fees.  Under the new compensation program, we will pay non-employee directors a fee of $2,000 for personal attendance at regular Board meetings and $1,000 for attendance via telephone conference.  A fee of $500 will be paid for telephonic attendance at special meetings of the Board.  Committee members will be paid a fee of $500 for attendance at each committee meeting, whether scheduled or otherwise, while the Chairman of each committee will be paid $1,000.

          Stock Units.  In addition to annual cash retainers and meeting fees, each non-employee Director will be granted fully-vested stock units with a value of $15,000 upon his or her re-election.  A newly-elected Director upon his or her initial election will be granted restricted stock units with a value of $25,000, which would vest pro rata over three years and be delivered to him or her in shares upon retirement from the Board.  In addition, each Director has the right to elect to receive deferred stock units in lieu of any or all cash fees.  Deferred stock units would be calculated on the basis of the fair market value of a share of common stock of the Company on the date cash fees would otherwise be paid, would be entitled to dividend-equivalent rights and would be delivered to the Director in shares upon his or her retirement from the Board.

          If the 2005 Employee Stock Investment Plan is approved by shareholders, Directors will also be able to elect to purchase shares with their cash fees and receive a partial matching contribution from the Company.  Additional information concerning the 2005 Employee Stock Investment Plan can be found beginning on page 45 of this proxy statement.

          Other Director Compensation.  From 2000 to 2004, our Chairman of the Board, Victor A. Hughes, Jr., maintained an office at our Baymeadows Center property in Jacksonville, Florida, and the Company paid the full cost of an executive assistant ($70,290 in 2004), in part to assist Mr. Hughes in his duties as Chairman.  Effective June 1, 2005, our Chairman’s benefits will be solely as set forth above.

          In addition, during 2004 some of our Directors received payments under the Amended and Restated Supplemental Executive Retirement Plan for Executives of CRT Properties, Inc. and Participating Related Entities (the “SERP”) in connection with their former employment with the Company.  Mr. Hughes is being paid an annual SERP benefit of $134,739, Mr. Hiley is being paid an annual SERP benefit of $60,250, and Mr. Teagle is receiving SERP medical benefits.  No current executive officers of the Company are designated participants in the SERP.

          Stock Ownership Requirement.  Non-employee Directors are required to acquire and own at least $100,000 in Company shares or units by the later to occur of (i) three years following their election to the Board and (ii) one year following the effective date of the new program.  Directors who do not satisfy these stock ownership requirements are ineligible for further equity grants.

          Expenses and Benefits.  We reimburse all Directors for travel and other related expenses incurred in attending shareholder, Board and committee meetings.

          Directors who are CRT Properties, Inc. Employees.  We do not compensate our employees for service as a Director.  We do, however, reimburse them for travel and other related expenses.

DIRECTOR NOMINATING PROCESS AND COMMUNICATIONS BETWEEN
SHAREHOLDERS AND BOARD OF DIRECTORS

Shareholders Recommendations and Nominations

          The Nominating and Corporate Governance Committee Charter does not specifically provide a formal policy with respect to recommendations from shareholders for candidates for nomination as directors.  The Board does not believe that a formal policy is necessary because the Nominating and Corporate Governance Committee will give such shareholder recommendations appropriate consideration and because the Company’s by-laws provide a means through which shareholders can make director nominations.  Shareholders should submit any such recommendations for the Nominating and Corporate Governance Committee through the method described under “Communications with the Board of Directors” below.  In addition, in accordance with the Company’s by-laws, any shareholder entitled to vote for the election of directors at the applicable meeting of shareholders may nominate persons for election to the Board of Directors if such shareholder complies with the notice procedures set forth in the by-laws and summarized in “Shareholders’ Proposals” below.

Process for Identifying and Evaluating Director Candidates

          The Nominating and Corporate Governance Committee evaluates all qualified director candidates in accordance with the director qualification standards described in the Corporate Governance Guidelines and the Nominating and Corporate Governance Committee Charter.  The Nominating and Corporate Governance Committee evaluates an appropriate candidate’s qualifications to serve as a member of the Board based on the skills and characteristics of individual Board members as well as the composition of the Board as a whole.  In addition, the Nominating and Corporate Governance Committee will assess issues with respect to the candidate’s independence, judgment, diversity and age, understanding of the office building industry in general, and knowledge of the Company’s business in particular, all in the context of the Board’s perceived needs at that point in time.

Communications with the Board of Directors

          The Board has approved a process for shareholders to send communications to the Board.  Shareholders can send communications to the Board and if applicable, to its Committees or to specified individual directors in writing to the intended party or parties c/o CRT Properties, Inc., 225 NE Mizner Blvd. Suite 200, Boca Raton, Florida 33432, Attention Senior Vice President and General Counsel.

          The Company screens mail addressed to the Board, its Committees or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters that are relevant to the Company.  Mail that satisfies these screening criteria are required to be forwarded to the appropriate Director or Directors.

Director Attendance at Annual Meeting

          The Board has determined that it is in the best interest of the Company for all members of the Board of Directors to attend the annual meeting of shareholders.  All of the Company’s directors attended the 2004 annual meeting of shareholders.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

          The Board has nominated eight directors for election at the Annual Meeting.  Each nominee is currently serving as one of our directors.  If re-elected, each will hold office until the next annual meeting and until their successors have been elected and qualified.

          We know of no reason why any nominee may be unable to serve as director.  If any nominee is unable to serve, the Board may propose another nominee or may reduce the number of directors to be elected.  If another nominee is proposed, your proxy may vote your shares for such nominee.  If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting of shareholders.

          New Independent Directors.  During 2004, the Nominating and Corporate Governance Committee initiated a search to identify two additional independent director candidates for our Board of Directors.  The Committee identified Mr. Farrell and Mr. Paulson, along with other potential candidates, and assisted in the review, assessment and evaluation of their qualifications.  After consideration of all potential candidates, the Committee recommended Mr. Farrell and Mr. Paulson to the Board of Directors as new independent director candidates and the Board accepted the Committee’s recommendation.  Mr. Farrell and Mr. Paulson were formally appointed to the Board of Directors in October 2004.

          James C. Teagle.  James “Bud” Teagle has served as a director of our Company since 1996.  Mr. Teagle is also a former president and chief operating officer of the Company and has served as senior vice president and vice president as well.  Mr. Teagle will be retiring from our Board of Directors, effective at the 2005 Annual Meeting.  We would like to thank Mr. Teagle for his many years of valuable service to the Company, both as an executive and a director, and wish him the very best of luck in the future.

Vote Required

          The election of directors will be determined by a plurality of the votes cast at the annual meeting if a quorum is present.  This means that the eight nominees receiving the highest number of “yes” votes will be elected as directors.  As indicated on the enclosed proxy card, votes may be cast FOR or WITHHELD FROM each nominee.  Votes cast FOR the nominees will count as “yes” votes; votes that are WITHHELD FROM the nominees will be excluded entirely from the vote and will have no effect.

          If you hold your shares in your own name as a holder of record, and you fail to vote your shares, either in person or by proxy, the votes represented by your shares will be excluded entirely from the vote and will have no effect.  If, however, your shares are held by a brokerage firm, bank or other nominee (i.e., in “street name”) and you fail to give instructions as to how you want your shares voted, the brokerage firm, bank or other nominee may (but are not required to) vote the shares in their own discretion.

Nominees for Election

          The Board of Directors recommends a vote FOR the election of each of the following nominees.  If you do not vote for a particular nominee on your proxy card, your vote will not count either for or against the nominee.  Unless instructions are given to the contrary, it is the intention of the persons named as proxies to vote the shares to which the proxy is related FOR the election of the slate of eight directors.

          D. PIKE ALOIAN, age 50, currently serves as a Director of CRT Properties, Inc.  Mr. Aloian first became a Director in 1993.  Mr. Aloian is a managing director of Rothschild Realty Inc., a real estate investment management firm based in New York that specializes in providing growth capital to public and private real estate companies.  At Rothschild, Mr. Aloian is responsible for originating investment opportunities, for negotiating and structuring transactions and for monitoring the investments over their respective lives.  Mr. Aloian also serves as director of EastGroup Properties, Inc., an industrial REIT, and Brandywine Realty Trust (an office REIT).  Committee Memberships:  Audit Committee, Finance Committee and Nominating and Corporate Governance Committee.

          BENJAMIN C. BISHOP, JR., age 73, currently serves as a Director of CRT Properties, Inc.  Mr. Bishop first became a Director in 1991.  Mr. Bishop is the chairman of the board of Allen C. Ewing & Co., an investment banking company.  He is a former director of Grubb & Ellis Company, a national commercial real estate brokerage company, a former trustee of GMR Properties, a diversified REIT, and a former director of Cousins Properties, Inc., an office and retail REIT.  Committee Memberships:  Compensation Committee and Nominating and Corporate Governance Committee.

          THOMAS J. CROCKER, age 52, currently serves as Chief Executive Officer (since 2000) and a Director of CRT Properties, Inc.  Mr. Crocker first became a Director in 2000.  Mr. Crocker also currently serves as a director of Innkeepers USA Trust, a hospitality REIT.  Mr. Crocker was formerly the chief executive officer of Crocker Realty Trust, Inc., a private REIT, and the former chief executive officer of Crocker & Associates, L.P., a private real estate limited partnership.  Mr. Crocker is the former chairman and chief executive officer of Crocker Realty Trust, Inc., a public REIT, and previously served as the Chairman and Chief Executive Officer of Crocker Realty Investors, Inc., a public REIT.  Mr. Crocker is the former chief executive officer of Crocker & Sons, Inc., a private real estate company.  Committee Memberships:  Finance Committee.

          PETER J. FARRELL, age 44, currently serves as a Director of CRT Properties, Inc.  Mr. Farrell first became a Director in 2004.  Mr. Farrell is a principal at J Street Development, a real estate development and management company.  Prior to joining J Street Development, Mr. Farrell served as president and chief operating officer of Medical Office Properties, Inc.  Mr. Farrell also served as a vice president at Legg Mason Real Estate Services, Inc and as managing director of U.S. Real Estate Advisors, Inc., an affiliated company.  Mr. Farrell serves as a Senator of Georgetown University’s Board of Governors, a trustee and member of the executive committee of the Woods Academy and chairman of the Tewaaraton Foundation.  Committee Memberships:  Compensation Committee, Finance Committee.

          DAVID B. HILEY, age 66, currently serves as a Director of CRT Properties, Inc.  Mr. Hiley first became a Director in 1993.  Mr. Hiley previously served as Executive Vice President and Chief Financial Officer of the Company from April 1, 1998 to March 1, 2000.  In January 2005, Mr. Hiley became a director of Nortek Holdings, Inc., and its wholly owned subsidiary Nortek, Inc., a building materials company.  Mr. Hiley is currently a financial consultant.  He was a director and former senior executive vice president of Thomson McKinnon Securities, Inc., a securities broker-dealer, former consultant, director and former executive vice president of Thomson McKinnon, Inc., a financial services holding company, and former director of Newcity Communications, Inc., a communications firm.  Committee Memberships:  Finance Committee.

          VICTOR A. HUGHES, JR., age 69, currently serves as Chairman of the Board of Directors of CRT Properties, Inc. and previously served as the Chief Executive Officer (until March 1, 2000).  Mr. Hughes first became a Director in 1992.  Mr. Hughes is a former President, Chief Financial Officer, Senior Vice President and Assistant Secretary of the Company  and is also a former chairman and chief executive officer of Koger Realty Services, Inc., an affiliated entity. Mr. Hughes serves as a trustee of the Riverside Presbyterian Day School in Jacksonville, FL and as chairman of its endowment committee. Mr. Hughes is also a member of the Elon University School of Business board of advisors. Committee Memberships:  Finance Committee.

          RANDALL E. PAULSON, age 43, currently serves as a Director of CRT Properties, Inc.  Mr. Paulson first became a Director in 2004.  Mr. Paulson is the founder and president of Beach Road Capital, a consulting firm focused on the financial services industry.  From 2002 to 2005] Mr. Paulson was the executive vice president, acquisitions and strategic development with National Financial Partners Corp., a publicly-traded financial services distribution company.  From 2000 to 2002, Mr. Paulson acted as a private investor and was the co-founder and president of NeoModal LLC, a logistics software firm.  From 1993 to 2000, Mr. Paulson served in a variety of positions with Bear Stearns & Co., Inc. including senior managing director in mergers and acquisitions.  Committee Memberships:  Audit Committee and Nominating and Corporate Governance Committee.

          GEORGE F. STAUDTER, age 73, currently serves as a Director of CRT Properties, Inc. Mr. Staudter first became a Director in 1993.  Mr. Staudter is a managerial and financial consultant, director of TD Waterhouse Family of Funds, Inc., a family of mutual funds, trustee of TD Waterhouse Trust, a registered investment company, a former director of Waterhouse Investor Services, Inc., a securities broker-dealer, and former president, chief executive officer and director of Family Steak Houses of Florida, Inc., a restaurant chain.  Committee Memberships:  Audit Committee and Compensation.

Your Board recommends a vote FOR each of the director nominees listed above, and proxies received will be so voted unless
shareholders specify a contrary choice in their proxies.

INFORMATION ABOUT CRT PROPERTIES COMMON STOCK OWNERSHIP

          The following sections discuss the beneficial ownership of our shares by significant shareholders and our officers and directors.  The number of common shares “beneficially owned” by each shareholder is determined under rules issued by the SEC regarding the beneficial ownership of securities.  Under these rules, beneficial ownership of common shares includes (i) any shares as to which the person or entity has sole or shared voting power or investment power and (ii) any shares as to which the person or entity has the right to acquire beneficial ownership within 60 days, including any shares which could be purchased by the exercise of options at or within 60 days.

          The following table shows, as of March 25, 2005, all persons we know to be “beneficial owners” of more than five percent of the shares of CRT Properties.  This information is based on Schedule 13D or Schedule 13G reports filed with the Securities and Exchange Commission (the “SEC”) by the firm listed in the table below.  If you wish, you may obtain these reports from the SEC.

Name of Beneficial Owner	Shares Owned Beneficially	Percent of Class

Deutsche Bank AG (RREEF America, LLC) (1)	3,156,299	10.1%
Third Avenue Management LLC, et al. (2)	2,562,061	9.5%
Barclays Global Investors (3)	2,100,574	6.7%
Cohen & Steers Capital Management (4)	1,561,200	5.0%

(1)

Address is Taunusanlage 12, D-60325, Frankfurt am Main, Federal Republic of Germany.  Sole voting power as to 3,156,299 shares and sole dispositive power as to 3,156,299 shares.  Source: Schedule 13G dated February 8, 2005.

(2)

Address is 622 Third Avenue, 32nd Floor, New York, New York 10017.  Sole voting power as to 2,553,861 shares and sole dispositive power as to 2,562,061 shares.  Source: Schedule 13G/A dated February 16, 2005

(3)	Address is 45 Fremont Street, San Francisco, California 94105. Sole voting power as to 1,957,914 shares and sole dispositive power as to 2,100,574 shares. Source: Schedule 13G dated February 14, 2005.

(4)	Address is 757 Third Avenue, New York, New York 10017. Sole voting power as to 1,517,700 shares and sole dispositive power as to 1,561,200 shares. Source: Schedule 13G dated February 14, 2005.

Stock Owned by Directors and Executive Officers

          The following table shows, as of March 1 2005, the common shares owned beneficially by CRT Properties’ directors and executive officers.

Name of Beneficial Owner	Shares Owned Beneficially		Percent of Class

Directors:
D. Pike Aloian	22,971	(1)	*
Benjamin C. Bishop, Jr.	38,976	(1)	*
Thomas J. Crocker	1,090,717	(2)	3.35%
Peter J. Farrell	1,590		*
David B. Hiley	159,980	(3)	*
Victor A. Hughes, Jr.	504,904	(4)	1.58%
Randall E. Paulson	—		*
George F. Staudter	22,303	(1)	*
James C. Teagle	134,939	(5)	*
Executive Officers:
Christopher L. Becker	228,484	(6)	*
Thomas C. Brockwell	239,544	(7)	*
S. Mark Cypert	22,314	(8)	*
William J. Wedge	22,431	(8)	*
Directors and Executive Officers as a group (13 persons):	2,489,153	(9)	7.47%

*	Less than one percent (1%).

(1)	Includes 4,000 shares subject to presently exercisable options.

(2)	Includes 700,000 shares subject to presently exercisable options and 43,821 shares subject to restrictions on sale.

(3)	Includes 129,000 shares subject to presently exercisable options.

(4)	Includes 180,000 shares subject to presently exercisable options.

(5)	Includes 100,000 shares subject to presently exercisable options and 13,950 shares owned by spouse.

(6)	Includes 200,000 shares subject to presently exercisable options and 21,911 shares subject to restrictions on sale.

(7)	Includes 200,000 shares subject to presently exercisable options and 32,866 shares which are subject to restrictions on sale.

(8)	Includes 21,911 shares subject to restrictions on sale.

(9)

Sole voting and dispositive power as to 2,475,203 shares, and 13,950 shares with shared voting and dispositive power.  Includes 1,521,000 shares subject to presently exercisable options and 142,420 shares subject to restrictions on sale.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who have beneficial ownership of more than ten percent (10%) of the common stock of the Company, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the New York Stock Exchange.  Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a).

          To the Company’s knowledge, based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that the directors, executive officers and greater than ten percent (10%) beneficial owners complied with all Section 16(a) filing requirements during the fiscal year ended December 31, 2004, except as described below.  Mr. Paulson filed a Form 3 on March 4, 2005 that was due on October 11, 2004.  Mr. Farrell filed a Form 3 on February 14, 2005 that was due on October 18, 2004, and filed a Form 5 on February 14, 2005 that listed a transaction that should have been reported on a Form 4 as of November 17, 2004.  Mr. Wedge filed a Form 3 on April 5, 2004 that was due on March 11, 2004.  Mr. Crocker filed a Form 4 on September 1, 2004 that reported seven transactions, the first three with a due date of January 14, 2004, the next two with a due date of July 26, 2004, and the final two with a due date August 18, 2004.

COMPENSATION OF EXECUTIVE OFFICERS

          The following table shows annual compensation and long-term compensation of the Chief Executive Officer and the four most highly compensated other executive officers whose salary and bonus for the fiscal year ended December 31, 2004, exceeded $100,000 (“named officers”).

Summary Compensation Table

	Year	Annual Compensation		Long Term Compensation Awards		All Other Compensation (3)

Name and Principal Position		Salary	Bonus (1)	LTIP Payouts	Restricted Stock/ Options/ SARs (2)

Thomas J. Crocker (4)	2004	$450,000	$251,618	$232,135	—	$566,036
Chief Executive Officer	2003	325,000	331,250	—	—	12,841
	2002	325,000	287,883		—	1,229,377
Thomas C. Brockwell (5)	2004	$325,000	$146,629	$123,792	—	$23,298
Executive Vice President	2003	225,000	184,327	—	—	359,191
	2002	225,000	160,308		—	10,238
Christopher L. Becker (6)	2004	$215,000	$122,425	$123,792	—	$20,693
Senior Vice President	2003	215,000	164,135	—	—	360,316
	2002	215,000	143,449	—	—	7,913
S. Mark Cypert (7)	2004	$215,000	$95,929	—	—	$21,530
Senior Vice President	2003	35,743	47,135	—	—	5,414
	2002	—	—	—	—	—
William J. Wedge (8)	2004	$179,167	$96,312	—	—	$17,466
Senior Vice President,	2003	—	—	—	—	—
General Counsel and	2002	—	—	—	—	—
Corporate Secretary

(1)

Includes a cash bonus which was earned for calendar year 2004, but was paid in 2005:  as to Mr. Crocker, $242,964; as to Mr. Brockwell, $140,379; as to Mr. Becker, $118,290; as to Mr. Cypert, $91,794; and as to Mr. Wedge, $92,866.

(2)	There were no options or restricted stock awards granted to the Chief Executive Officer or the other named officers during the fiscal year ended December 31, 2004.

(3)

Includes the taxable portion of certain excess life insurance premiums (as defined by the Internal Revenue Code) paid by the Company on behalf of each qualifying employee, including the named officers, and 401(k) Plan matching contributions, each of which were Company benefits which did not discriminate in scope, terms or operation in favor of the named officers and were available generally to all our salaried employees.

(4)

Mr. Crocker was appointed as Chief Executive Officer of the Company on March 1, 2000.  For 2002, All Other Compensation includes $1,218,000 related to the January 2002 special dividend of $1.74 per share and was determined by multiplying the special dividend of $1.74 per share times the equivalent of 700,000 shares.  This amount was earned by Mr. Crocker under the terms of an agreement with the Company which required, among other things, the Company’s daily stock price closing above a stipulated amount for a minimum of sixty days during the six-month period ending February 28, 2004.  For 2004, All Other Compensation includes life insurance premiums in the amount of $1,440, a matching 401(k) contribution in the amount of $8,000, and a Stock Investment Plan contribution in the amount of $3,870 and a payment of $540,000 relating to the retirement and termination of officer loan agreement between Mr. Crocker and the Company as described elsewhere in this proxy statement.

(5)

Mr. Brockwell was appointed as Executive Vice President of the Company on February 26, 2004. Mr. Brockwell was previously appointed as Senior Vice President of the Company on June 19, 2000.  For 2003, All Other Compensation includes $348,000 related to the January 2002 special dividend of $1.74 per share and was determined by multiplying the special dividend of $1.74 per share times the equivalent of 200,000 shares.  This amount was earned by Mr. Brockwell under the terms of an agreement with the Company which required, among other things, the Company’s daily stock price closing above a stipulated amount for a minimum of sixty days during the six-month period ending July 1, 2003.  For 2004, All Other Compensation includes life insurance premiums in the amount of $1,440, a matching 401(k) contribution in the amount of $6,500 and a Stock Investment Plan contribution in the amount of $2,903.

(6)

Mr. Becker was appointed as Senior Vice President of the Company on June 19, 2000.  For 2003, All Other Compensation includes $348,000 related to the January 2002 special dividend of $1.74 per share and was determined by multiplying the special dividend of $1.74 per share times the equivalent of 200,000 shares.  This amount was earned by Mr. Becker under the terms of an agreement with the Company which required, among other things, the Company’s daily stock price closing above a stipulated amount for a minimum of sixty days during the six-month period ending July 1, 2003.  For 2004, All Other Compensation includes life insurance premiums in the amount of $1,440, a matching 401(k) contribution in the amount of $6,500 and a Stock Investment Plan contribution in the amount of $3,870.

(7)

Mr. Cypert was appointed as Senior Vice President of the Company on October 1, 2003.  For 2004, All Other Compensation includes life insurance premiums in the amount of $1,440, a matching 401(k) contribution in the amount of $6,500 and a Stock Investment Plan contribution in the amount of $990.

(8)

Mr. Wedge was appointed as Senior Vice President, General Counsel and Corporate Secretary of the Company on March 1, 2004.  For 2004, All Other Compensation includes life insurance premiums in the amount of $1,200, a matching 401(k) contribution in the amount of $4,449 and a Stock Investment Plan contribution in the amount of $1,538.

Options Granted During 2004

          During the fiscal year ended December 31, 2004, the Company did not grant any options to its named officers.  The Company has no outstanding stock appreciation rights.

Aggregated Option Exercises and Fiscal Year-End Option Values

          The following table provides:  (1) the aggregate number of options exercised and the value realized by the named officers during the year ended December 31, 2004, and (2) the aggregate number of options and the value of the in-the-money options in each case held by the named officer as of December 31, 2004.  The Company has no outstanding stock appreciation rights.  In the event of a change of control (as defined in the option agreements), all stock options become vested.

AGGREGATED OPTION EXERCISES
DURING 2004 AND YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End Exercisable/ Unexercisable (1)

Thomas J. Crocker	—	$—	700,000/ 0	$5,458,250/$ 0
Thomas C. Brockwell	—	$—	200,000/ 0	$1,259,500/$ 0
Christopher L. Becker	—	$—	200,000/ 0	$1,259,500/$ 0
S. Mark Cypert	—	$—	—/ —	$ —/$ —
William J. Wedge	—	$—	—/ —	$ —/$ —

(1)

This valuation represents the difference between $23.86, the closing price of the CRT Properties common stock on the New York Stock Exchange on December 31, 2004, and the exercise price of the stock options.  “In-the-money” stock options are options for which the exercise price is less than the market price of the underlying stock on a particular date.

Long-Term Incentive Plan Awards

          The Company’s Long Term Incentive Plan (“LTI”) was adopted effective January 1, 2002, and replaced by the Senior Compensation Plan described elsewhere in this proxy statement, effective January 1, 2005.  The following table shows all awards made to the named officers pursuant to the LTI in 2004:

Estimated Future Payouts Under
Non-stock Price-based Plans

Name	Number of Units(2)	Performance Period Until Payout (1)	Threshold	Target	Maximum

Thomas J. Crocker	15,439	1/1/2009	7,720	15,439	23,159
Thomas C. Brockwell	8,551	1/1/2009	4,276	8,551	12,827
Christopher L. Becker	8,171	1/1/2009	4,086	8,171	12,257
S. Mark Cypert	8,171	1/1/2009	4,086	8,171	12,257
William J. Wedge	8,171	1/1/2009	4,086	8,171	12,257

(1)

Units are earned after a three-year period from the date of grant based on meeting certain shareholder return amounts.  Earned grants vest on the third, fourth, and fifth anniversaries of the grant date.

(2)	Units are entitled to dividend reinvestment for the duration of the grant period.

Executive Employment and Retirement Agreements

          Messrs. Hughes, Hiley and Teagle are retired officers of the Company that continue to serve on the Board of Directors.  Messrs. Hughes, Hiley and Teagle continue to participate in the Company’s medical insurance program for employees and are vested in all stock options which continue to be exercisable for their original terms.  Messrs. Hughes and Hiley continue to receive payments pursuant to the Supplemental Executive Retirement Plan (“SERP”) as described below.  Mr. Teagle received a lump sum payment of his SERP benefit in 2000.

          In 2000, the Company entered into three-year employment contracts with Messrs. Crocker and Onisko, which among other matters contained certain change of control provisions.  The Company also entered into Stock Purchase Agreements (“SPAs”) whereby it would finance the purchase of up to 500,000 shares by Mr. Crocker and up to 150,000 shares by Mr. Onisko.  Under the SPAs, the Company was legally committed, before the enactment of the Sarbanes-Oxley Act of 2002 on July 30, 2002, to advance funds for these stock purchases.  The Company has no discretion or termination right with respect to its obligations under the SPAs.  The Board believes that because the SPAs pre-dated enactment of the Sarbanes-Oxley Act, the SPAs are not prohibited by the Sarbanes-Oxley Act and has been advised by outside counsel to that effect.  For fiscal 2004, Mr. Crocker paid $60,481 and Mr. Onisko paid $35,647 in interest pursuant to their SPAs.

          At December 31, 2004, Mr. Crocker had repaid all his outstanding Company loans and his right to any further loans has been terminated in connection with the transactions described in “Certain Relationships and Transactions” elsewhere in this proxy statement.  At Decmeber 31, 2004, Mr. Onisko had repaid all of his outstanding Company loans.  Although Mr. Onisko is no longer employed by the Company, the Company may still be obligated to advance funds to him under this agreement.

EMPLOYMENT AGREEMENTS

Employment Agreements with Mr. Crocker and Mr. Brockwell

          On January 13, 2005, the Company entered into new employment agreements with Thomas J. Crocker, the Company’s Chief Executive Officer, and Thomas C. Brockwell, the Company’s Executive Vice President.  The new agreements will continue in effect until December 31, 2007 and will be extended automatically for additional one-year terms unless either party notifies the other party otherwise at least 90 days prior to the expiration of the applicable term.  Pursuant to the agreements, Messrs. Crocker and Brockwell are entitled to receive an initial annual base salary of $500,000 and $375,000, respectively, subject to annual review for increases at the discretion of the Compensation Committee.  Each executive is also entitled to participate in the Senior Management Compensation Plan, pursuant to which he can receive cash bonuses and long-term incentive awards in the form of restricted stock.  See “Report on Executive Compensation for 2004 by the Compensation Committee—The 2005 Compensation Plan” for further information on the Senior Management Compensation Plan.

          Upon termination of employment for any reason, each executive will receive his base salary and incentives earned on or before termination.  If (i) Mr. Crocker’s employment is terminated by the Company for cause (as defined in his agreement) or voluntarily by Mr. Crocker other than for good reason (as defined in his agreement) or (ii) Mr. Brockwell’s employment is terminated by the Company for cause (as defined in his agreement), voluntarily by Mr. Brockwell for any reason (other than for good reason after a change in control as defined in his agreement) or if Mr. Brockwell’s employment is terminated due to his death or disability, neither executive will receive any additional pay or benefits and all unearned and unvested restricted stock and share units will be forfeited.

          If either executive’s employment is terminated by the Company other than for death, disability or cause or by the executive for good reason, he will receive:

(i)

a lump sum equal to the product of the sum of (a) his annual base salary plus (b) the average annual cash bonus earned for the three preceding calendar years, multiplied by the number of months remaining in the term of the agreement (but not less than 24) divided by 12 (but in Mr. Crocker’s case in the event of termination by the Company without cause or by Mr. Crocker for good reason in anticipation of, or within 12 months after a change in control, multiplied by three);

(ii)

a prorated cash bonus under the Senior Management Compensation Plan for the year of termination, determined and paid at the end of the year as if the executive’s employment had continued and as if certain target performance levels had been attained;

(iii)

vesting on outstanding long-term incentive awards as follows: earned but unvested share units and time-based restricted stock will become vested and payable; for any performance period ending after the termination date, the number of share units earned and performance-based restricted stock will be determined as if the performance period had ended and will become vested and payable if the performance target, as prorated for the shortened period, is met;

(iv)

the executive will receive a payment in the form of fully vested shares from the performance pool to be established under the Senior Management Compensation Plan if the Company’s performance for the shortened period generated an outperformance amount; and

(v)

continued participation for the executive and his dependents, through the later of December 31, 2007 or the second anniversary (but in Mr. Brockwell’s case, the first anniversary) of his termination date, in all medical plans in which they were participating as of the termination date, on terms and conditions no less favorable than those generally applicable to other participants, with COBRA benefits available thereafter.

          If the executive’s employment terminates as a result of expiration of the term of the agreement, any earned but unvested share units and time-based restricted stock will become vested and payable. If the applicable performance period did not end on or before the termination date, the number of share units and performance-based restricted stock earned will be determined as if the performance period had ended, and will become vested and payable if the performance target, as prorated for the shortened period, is met, except that if the executive provided the notice of non-renewal of the agreement, the number of share units and performance-based restricted stock will be prorated based on the total number of days in the shortened performance period relative to the total number of days in the original performance period. In addition, the executive will receive a payment in the form of fully vested shares from the performance pool to be established under the Senior Management Compensation Plan if the Company’s performance for the shortened period generated an outperformance amount.

          Change In Control.  In the event of a change in control while the executive is still employed by the Company, he shall be entitled to the following with respect to his long-term incentive awards under the Senior Management Compensation Plan and 2002 Compensation Plan for Senior Executives: (i) any earned but unvested share units and time-based restricted stock will become vested and payable; (ii) if the applicable performance period did not end on or before the date of such change in control, the number of share units and performance-based restricted stock earned will be determined as if the performance period had ended and will become vested and payable if the performance target, as prorated for the shortened period, is met. In addition, the executive will receive a payment in the form of fully vested shares from the performance pool to be established under the Senior Management Compensation Plan if the Company’s performance for the shortened period generated an outperformance amount.

          The Company will make an additional tax gross-up payment to the executive if any payment or benefit made or provided to him would be subject to the excise tax imposed on any “excess parachute payments” under Section 4999 of the Internal Revenue Code. The agreement also provides certain non-competition provisions that apply during the term of the agreement and for a period of two years thereafter and that generally prohibit the executive from becoming employed in an executive capacity similar to the capacity in which he served the Company for certain similar entities.

1994 Stock Investment Plan

          Under our Stock Investment Plan adopted in 1994 (the “1994 SIP”), participating employees and Directors of the Company have been able to purchase an aggregate of 200,000 shares over the past decade.  Each participating employee paid for his or her shares pursuant to a monthly payroll deduction plan established by the participating employee, and each participating Director pays for his shares pursuant to a deduction from the Director’s cash retainer.

          Under the 1994 SIP, the Company contributed a portion of the purchase price of the shares, ranging from 15-25%, and also paid all commissions and related expenses.  The Company’s total contribution and expenses incurred in administering the 1994 SIP for the year ended December 31, 2004 amounted to approximately $52,200.  In December 2004, the maximum number of shares available for purchase under the 1994 SIP was reached and no further purchases have been or will be made under the 1994 SIP.

          During 2004, the Company contributed the following amounts under the 1994 SIP on behalf of the following Directors:

Director Name	Company Contribution

D. Pike Aloian	$2,403
Benjamin C. Bishop, Jr.	1,924
Thomas C. Crocker	3,870
David B. Hiley	2,403
George F. Staudter	2,403

Total Contribution	$13,003

          In addition, the Company contributed an aggregate of $9,300 under the 1994 SIP on behalf of executive officers as described in the “Summary Compensation Table” above.

REPORT ON EXECUTIVE COMPENSATION FOR 2004
BY THE COMPENSATION COMMITTEE

          The Compensation Committee of the Board of Directors administers CRT Properties’ various executive compensation programs.  The Compensation Committee has furnished the following report on executive compensation for 2004.

Executive Compensation Philosophy

          The Compensation Committee is responsible for setting the total compensation of the Chief Executive Officer (the “CEO”), the Executive Vice President (“EVP”), the Senior Vice Presidents (the “SVPs”) and certain of the Vice Presidents (the “VPs”).  It also reviews the compensation, including year-end bonuses, proposed by management for other officers of the Company.  The Compensation Committee has customarily sought and obtained the full Board’s ratification of its actions concerning salary increases and bonuses granted to senior officers.  The Compensation Committee is also responsible for (i) making grants under the Company’s stock option, long term and other incentive plans and (ii) making contributions, subject to approval by the Board of Directors, under the 401(k) Plan and any other plan or plans as may be determined by the Board of Directors.

          The Compensation Committee has designed CRT Properties’ executive compensation program to support what it believes to be an appropriate relationship between executive pay and the creation of shareholder value.  To emphasize equity incentives, we link a significant portion of executive compensation to shareholder total return.  The objectives of our program are:

•	To support a pay-for-performance policy among all senior executives based on both their individual performance and the performance of CRT Properties;

•	To align the interests of executives with the long-term interests of shareholders through awards whose value over time depends upon the market value of CRT Properties’ common stock;

•

To provide compensation comparable to that offered by other leading companies in our industry, enabling CRT Properties to compete for and retain talented executives who are critical to our long-term success; and

•	To motivate key executives to achieve strategic business initiatives and to reward them for their achievement.

          We compensate our executives through base salary, bonus paid in cash (or a combination of cash and shares or restricted stock awards), and long-term incentive awards as described below.

          We also provide our executives with employee benefits, such as retirement and health benefits.  CRT Properties has entered into employment agreements containing change of control provisions with certain of our executive officers to provide for certain payments and other benefits if they are terminated.

          In furtherance of the above objectives, on January 13, 2005 the Compensation Committee approved a comprehensive compensation plan for senior officers, as described in detail below.  The Compensation Committee interviewed several compensation consultants in connection with establishing the new compensation plan and ultimately engaged the firm of Schonbraun Safris McCann Bekritsky & Co., L.L.C. to prepare a compensation report and make recommendations to the Committee.  The compensation plan described below was adopted by the Committee as a result of Schonbraun’s report and recommendations.

The 2005 Compensation Plan

          On January 13, 2005, the Compensation Committee approved the CRT Properties, Inc. Senior Management Compensation Plan (the “2005 Compensation Plan”), designed to motivate, retain and reward the Company’s executive officers based on the achievement of key business objectives while maintaining alignment of their interests with those of the Company’s shareholders.  The plan replaces the prior Compensation Plan For Senior Officers of CRT Properties, Inc., although awards previously granted remain outstanding.  Participants eligible under the 2005 Compensation Plan are executive level employees designated by the Compensation Committee.  The plan consists of four segments:

•	annual cash salary;

•	annual incentive compensation in the form of cash bonuses;

•	restricted stock awards to be earned over a five-year period; and

•	an outperformance grant to be earned over a three-year period and payable in the form of restricted stock.

          Effective January 1, 2005, base annual salaries under the 2005 Compensation Plan for participating executives was increased, ranging from 11% to 22%, in line with executive salaries at peer companies.  Awards of cash bonus under the 2005 Compensation Plan for performance during 2005 will be made based on a participant’s individual performance and on the performance of the Company as a whole.  With respect to measuring corporate performance, performance measures include funds from operations, cash available for distribution, net operating income, acquisition growth and other financial criteria.

          Participants in the 2005 Compensation Plan have also been granted restricted stock.  Half of each restricted equity grant will vest in five equal installments of 10% per year and half will vest based on the Company’s achievement of threshold total return to shareholders in each year over a five year period (for a maximum potential of 10% per year).  Cash dividends will be paid on all shares including unvested portions.  Non-cash dividends will be subject to vesting.  In the event of a change in control of the Company during the vesting period, grants that are subject to time-based vesting would become fully vested and grants that are subject to performance-based vesting may become fully vested if performance hurdles, as prorated for the shortened performance period, are met.

          To encourage management to “outperform” and to create shareholder value in excess of industry expectations in a “pay for performance” structure, a “performance pool” will be established under the plan in early 2008 if the Company’s total return to shareholders for the period 2005–2007 exceeds a formula-based benchmark.  The size of the pool would be 5% of the outperformance amount, subject to a maximum pool of $15 million.  Awards will be made in the form of restricted stock, half of which would vest upon issuance, 25% at December 31, 2008 and 25% at December 31, 2009.  Cash dividends would be paid on all shares, including unvested portions. Non-cash dividends will be subject to vesting.  The performance pool may be established earlier in the event a change in control of the Company occurs prior to December 31, 2007.

Base Salaries and Bonuses of Executives

          Based on a compensation report commissioned by the Compensation Committee, the base salaries of our executives approximate the median for salaries of executives in our comparison group.  The Compensation Committee awarded bonus compensation for 2004 to each executive based on:

•	the executive’s scope of responsibility

•	the specific contributions made by the executive to CRT Properties’ performance overall

•	the performance within the executive’s area of responsibility

•	recommendation from the Chief Executive Officer

•	a total return comparison with peer group, and

•	performance of the Company as compared to budget.

Base Salary and Bonus of the CEO

          In arriving at the compensation paid Thomas J. Crocker, the Chief Executive Officer, during 2004, the Compensation Committee considered the outstanding performance of the Company under his leadership.

          For 2004, Mr. Crocker was paid a base salary at the annual rate of $450,000.  For 2004, the Compensation Committee determined that Mr. Crocker’s contribution to CRT Properties’ performance warranted a bonus of $242,964, payable in cash which was paid after completion of the audit of the Company’s books of account for its fiscal year ended December 31, 2004.  The Compensation Committee approved a base salary for Mr. Crocker totaling $500,000 for 2005.

Section 162(m) Limitation

          Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a federal income tax deduction to public companies for certain compensation over $1,000,000 paid to Named Officers.  Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met.  Having considered the requirements of Section 162(m) of the Code, the Compensation Committee believes that certain awards made pursuant to its various plans meet such requirements and are, therefore, exempt from the limitations on deductibility.  Although the Compensation Committee intends to structure most awards under its plans to comply with Section 162(m), it has reserved and will continue to reserve the right to structure awards that do not comply with that Section where it believes doing so is in the best interests of the Company and its shareholders.

Compensation Committee Interlocks and Insider Participation

          The Compensation Committee includes Messrs. Bishop, Farrell and Staudter, none of whom serve as officers or employees of the Company or any of its subsidiaries.  In addition, none of the members of the Compensation Committee is an executive officer of a company for which an executive officer of CRT Properties determined compensation matters.

Conclusion

          The Compensation Committee believes that the compensation packages of the Company’s executive officers have been generally commensurate with the Company’s financial performance and the total value received by its shareholders.  The Compensation Committee intends to continue the review of executive officers’ compensation with the assistance of an outside compensation consultant and will make such modifications in its approach to executive compensation as it determines to be appropriate in light of the Company’s financial condition, the performance of its officers and peer group analysis.

          This report is furnished by the Compensation Committee.

Benjamin C. Bishop, Jr., Chairman
Peter J. Farrell
George F. Staudter

SHAREHOLDER TOTAL RETURN PERFORMANCE PRESENTATION

          The following line graph prepared by CRT Properties sets forth the cumulative total shareholder return on the shares as compared with the cumulative total return of each of the Standard and Poor’s 500 Index and the NAREIT Composite Index, in each case (i) on an annual basis for the period commencing December 31, 1999 and ending December 31, 2004 and (ii) assuming that $100 was invested on December 31, 1999 and that all dividends were reinvested.

Index	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004

CRT Properties, Inc.	100.00	100.27	126.69	131.42	191.37	232.52
S&P 500	100.00	90.90	80.09	62.39	80.29	89.02
NAREIT Composite	100.00	125.89	145.41	152.99	211.84	276.26

          The Compensation Committee has determined that it is appropriate to use a different industry group for compensation comparisons from that used for the Company’s shareholder return performance presentation.

          The performance comparisons in the chart above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

          Broward Financial Center.  On January 15, 2004, the Company, through a newly formed subsidiary, acquired all of the partnership interests in Broward Financial Center in downtown Fort Lauderdale, Florida in a joint venture with an affiliate of Investcorp Properties Limited of New York (“Investcorp”), for approximately $60.1 million.  Investcorp has a 30% interest in the joint venture.  The Company’s total investment in this joint venture is $5.1 million including closing costs and fees.  Mr. Crocker, our Chief Executive Officer, had a 50% ownership interest in entities which owned approximately 14% of the selling partnership.   These entities contributed their partnership interests to the newly formed joint venture in exchange for 97,948 limited partnership units, which can be redeemed or exchanged for an equal number of shares in the Company.  The transaction was approved by the independent directors and the pricing terms were determined by Investcorp.

          Officer Loans.  In conjunction with the Company’s plan to repurchase up to 2.65 million shares of common stock in February 2000, the Company entered into an agreement to, from time to time, loan to Mr. Crocker, our Chief Executive Officer, and Mr. Onisko, our former Chief Financial Officer, certain amounts in connection with their purchase of up to 500,000 shares and 150,000 shares, respectively, of our common stock.  For purchases consummated pursuant to our 1998 Equity and Cash Incentive Plan, we agreed to advance up to 100% of the purchase price of the shares.  For purchases consummated in the open market or pursuant to the repurchase plan, we agreed to advance up to 50% of the purchase price of the shares.  Each officer’s loan was collateralized by any shares purchased by the officer under the agreement.  Aside from the officer’s equity interest in the purchased shares, we had limited or no personal recourse against the officer for the principal amount of any outstanding loan balance.  Under the terms of the plan, the officers were personally obligated to make any and all interest payments.  Each loan bore interest at 150 basis points over the applicable LIBOR rate, and was payable quarterly.  The outstanding principal amount of each loan and all accrued but unpaid interest was due on the earlier of (i) February 17, 2010 or (ii) the second anniversary of the relevant officer’s termination for cause.  During the year ended December 31, 2004, Mr. Crocker made interest payments of $60,481 and Mr. Onisko made interest payments of $35,647.

          As of July 1, 2004, Mr. Crocker had purchased 320,370 shares under the plan and the aggregate outstanding principal balance of his loans was approximately $3,800,000.  On July 16, 2004, the Company and Mr. Crocker entered into a definitive agreement whereby: (1) Mr. Crocker agreed to repay the outstanding loans and terminate his rights to future loans; (2) the Company agreed to make a one time payment of $540,000 to Mr. Crocker as additional compensation to defray a portion of the costs and expenses incurred by Mr. Crocker in connection with his negotiation of the agreement with the Company; and (3) the Company and Mr. Crocker agreed to co-invest in a joint venture to acquire the Baymeadows Way and Westchase properties, which were acquired during the quarter ended September 30, 2004.  The joint venture arrangement between the Company and Mr. Crocker was created in part to effect for the benefit of Mr. Crocker a tax-deferred, like-kind exchange of a hotel in Boca Raton, Florida for the Properties.  This arrangement requires the Company to protect Mr. Crocker’s ability to defer recognition of taxable gains through certain restrictions on the Company’s ability to sell or finance the relevant properties.

          Mr. Crocker contributed $1.4 million and owns approximately 10% of the joint venture in the form of a limited partnership interest.  The one time payment of $540,000 was made to Mr. Crocker on July 30, 2004.  Mr. Crocker repaid his outstanding loans in full on July 26, 2004.  The arrangements above are described in further detail in a Form 8-K filed by the Company on July 30, 2004.

          As of December 31, 2004, Mr. Onisko had purchased 102,490 shares under the plan.  On December 27, 2004, Mr. Onisko repaid his outstanding loans in full.  However, we have no discretion or termination right under this agreement since our loan to Mr. Onisko was made under the terms of a contract which preceded the Sarbanes-Oxley Act of 2002.  Accordingly, Mr. Onisko can purchase more shares under this agreement and request to borrow funds pursuant to the loan agreement to purchase these shares.

           Miscellaneous Executive Assistance. In the past, Company employees have provided a minimal amount of routine secretarial and accounting services to our Chief Executive Officer, Tom Crocker. These services will be discontinued in their entirety after 2004 tax returns are completed.

REPORT OF THE AUDIT COMMITTEE

          Unless specifically stated otherwise in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following Report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

          The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2004, with the Company’s management and with Deloitte & Touche LLP, the Company’s independent auditors. The Committee discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

          The Committee has received the written disclosures from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed the independence of Deloitte & Touche LLP with that firm.

          Based upon the review and discussions noted above, the Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

          The Board of Directors has determined that each of the Committee members is independent, as that term is defined under the enhanced independence standards for audit committee members in the Securities Exchange Act of 1934 and rules thereunder, as amended, as incorporated into the listing standards of the New York Stock Exchange.

          This report is furnished by the Audit Committee.

George F. Staudter, Chairman
D. Pike Aloian
Randall E. Paulson

AUDITORS’ FEES AND PRE-APPROVAL POLICIES

Auditors Fees Billed to Deloitte & Touche LLP

          During the year ended December 31, 2004, the Board of Directors, based upon the recommendation of its Audit Committee, appointed Deloitte & Touche LLP as the Company’s independent accountants.  During 2004, the services of the independent accountants included the audit of the annual financial statements, a review of the quarterly data furnished by the Company to the SEC for the quarters ended March 31, June 30, and September 30, 2004, services performed in connection with the filing of the Company’s proxy statement and the Company’s Annual Report on Form 10-K with the SEC, attendance at meeting with the Company’s audit committee and consultation on matters relating to accounting, tax and financial reporting.  The Company’s audit committee approved all services performed by Deloitte & Touche LLP in advance of their performance.  Deloitte & Touche LLP has acted as independent certified public accountants for the Company since its organization on June 21, 1988.  Neither Deloitte & Touche LLP nor any of its associates have any relationship to the Company or any of its subsidiaries except in its capacity as auditors.

          The following table lists fees billed by Deloitte & Touche LLP, for services rendered in fiscal years 2003 and 2004.  Certain amounts for fiscal year 2003 have been reclassified to conform to the fiscal year 2004 presentation.

	2004	2003

Audit Fees	647,000	$181,674
Audit-Related Fees	155,566	277,138
Tax Fees	109,875	45,750
All Other Fees		—

Total fees	$912,441	$504,562

          Audit Fees include fees for the recurring audit of the Company’s consolidated financial statements and assistance with the review of documents filed with the SEC.

          Audit-Related Fees include fees for quarterly reviews of the Company’s consolidated financial statements, audits of the financial statements of certain acquired properties, reviews and evaluations of the impact of new regulatory pronouncements, general assistance with implementation of the new SEC and Sarbanes-Oxley Act of 2002 requirements, professional services regarding the Company’s issuance of common stock, preferred stock, and audits of the Company’s employee benefit plan.  The Audit Committee approved 100% of these services in 2003 and 2004.

          Tax Fees include fees for the review of the Company’s federal and state tax returns. The Audit Committee approved 100% of these services in 2003 and 2004.

Pre-Approval Policies and Procedures

          The Audit Committee has adopted procedures for pre-approving audit and non-audit services provided by the Company’s independent auditor, Deloitte & Touche LLP.  The Audit Committee’s pre-approval policies and procedures are available on the Company’s website at www.crtproperties.com under the Investor Relations section.

PROPOSAL NO. 2

“UPREIT” RESTRUCTURING AND
REINCORPORATION IN MARYLAND

          Our Board of Directors has unanimously approved a proposal to restructure the way we hold our assets and, as an integral part of this restructuring, to reincorporate from Florida to Maryland.  For the reasons discussed below, the Board of Directors believes that these changes are in the best interests of our Company and our shareholders.

What is an “UPREIT”?

          UPREIT stands for umbrella partnership real estate investment trust.  In an UPREIT structure, all of a company’s assets and liabilities are held through a single partnership, known as the operating partnership, instead of being held directly by the company.  Essentially, the company becomes a holding company that does not own any properties itself, but instead owns the operating partnership, which in turn owns all of the properties and other assets the company originally owned.

Historic REIT Structure:	UPREIT Structure:

What are the advantages of an UPREIT structure?

           It will allow us to structure tax-favored transactions for property sellers and put as one equal footing with our competitors. An UPREIT structure provides a mechanism to acquire properties from sellers who would otherwise incur large tax obligations if they sold their properties to the Company directly.  Under the UPREIT structure, sellers may contribute their properties to our operating partnership in exchange for interests, or units, that are similar to shares of CRT Properties.  These units are generally redeemable for cash or shares of CRT Properties on a one-for-one basis.  A large majority of public REITs, and nearly all of the other office REITs with whom we compete, are structured as UPREITs.  Our conversion to an UPREIT could enable us to acquire properties at more competitive prices than we might otherwise be able to obtain and would place us on a more level playing field with our competitors in the marketplace.  Conversion to an UPREIT will enable the Company to offer tax-motivated sellers a simple, well understood transaction structure that enables them to defer recognition of otherwise taxable gain.

How would we convert to an UPREIT structure?

          As illustrated above, an essential component of an UPREIT structure is an operating partnership that will initially be wholly-owned by the REIT.  In our case, one of our partnership subsidiaries, CRTP OP LP, a Delaware limited partnership (“CRTP”), already holds a significant portion of our total assets and liabilities, directly or indirectly.  As part of the proposed restructuring, we would contribute down to CRTP direct or indirect ownership of substantially all of our other assets and liabilities in exchange for additional interests in CRTP.  As a result, CRTP would own all of our properties and assets, either directly or indirectly, and CRTP would assume all of our liabilities, including our bank line of credit.  Immediately after giving effect to the UPREIT restructuring, the Company will own 100% of CRTP and there will be no other unitholders.  Over time, the Company expects to issue CRTP limited partnership units to tax-motivated sellers in connection with future acquisitions of properties.

What would an UPREIT restructuring mean for our day-to-day operations?

          Conversion to an UPREIT is a change in the way we hold our assets – it is not a change in the essential way we go about our business.  Administratively, conversion to an UPREIT means that in the future we will conduct all of our business operations in the name of CRTP and that nearly all our existing and future contracts and commitments will be in the name of CRTP.  We do not expect this or other aspects of the conversion to materially impact our day-to-day operations.  We would continue to be listed on the New York Stock Exchange and shareholders would not be affected in terms of the value, liquidity and other aspects of their investment in our common shares.

Are there any disadvantages associated with issuing UPREIT units?

          If we convert to an UPREIT and CRTP issues units to acquire additional properties, the sellers of these properties are likely to require us to agree to maintain a certain level of debt on the properties and refrain from selling them for a period of time in order for the sellers to defer tax liabilities.  We would likely agree to certain resale restrictions and debt maintenance requirements, even though this may inhibit us from selling properties or retiring debt that may otherwise be in the best interest of the Company.  In addition, even if we did not agree to any formal restrictions or requirements, our fiduciary duty (as general partner of CRTP) might inhibit us from selling properties or retiring debt that may otherwise be in the best interest of the Company.  These terms are standard features of acquisitions of properties in exchange for limited partnership units and are an integral part of the tax advantage structure an UPREIT offers to sellers.

          Upon the issuance of CRTP units, the interest of the Company (and therefore that of our shareholders) in assets of the partnership would be diluted.  This dilutive effect would remain if units were redeemed (as would be expected) for shares of CRT Properties, though the Company’s interest in CRTP would increase if units were redeemed for stock or cash.  The dilutive effect from property acquisitions in exchange for CRTP units would be comparable to that from sales of shares of common stock to fund acquisitions.

Why do we need to reincorporate in connection with converting to an UPREIT?

          A reincorporation merger effected as a part of the UPREIT conversion can not only help us align our operating structure with that of most other REITs but can also help us complete the restructuring in as efficient manner as possible.  As described above, an UPREIT restructuring is effected by contributing all assets and liabilities down to a single operating partnership.  CRT Properties holds a significant number of its properties indirectly, i.e., through its ownership of one or more subsidiaries that hold actual title to the properties.

In the proposed UPREIT conversion, these subsidiaries, rather than the properties they hold, would be contributed down to CRTP.  CRT Properties also holds some of its properties directly, however, and the transfer of these properties may trigger state transfer tax liability.  By effecting a reincorporation merger in connection with the proposed UPREIT conversion, we would create, above the existing REIT, a new publicly-traded REIT (“New REIT”) in which our current shareholders would hold stock in precisely the same amount as they currently hold in CRT Properties.  The existing REIT would move down in the corporate structure and be a subsidiary of New REIT.  As a result, New REIT could contribute the existing REIT down to CRTP without any applicable triggering transfer tax liability since only the corporate entity would be transferred, not the properties it owns.

How would the reincorporation merger work?

          As more fully described in the Form of Agreement and Plan of Merger attached to this proxy statement as Appendix A, the reincorporation merger would be effected by means of a so-called reverse triangular merger:  a newly-formed entity, New REIT, would form a wholly-owned subsidiary, CRT LLC, a Delaware limited liability company.  CRT Properties would then merge with and into CRT LLC and shareholders would receive one share in New REIT as consideration for each share they own in CRT Properties.  As a result of, and immediately after, the merger, the name “CRT Properties, Inc.” would refer to New REIT, the shares of common and Series A Preferred stock of New REIT would be listed for trading on the New York Stock Exchange under the symbol “CRO” and “CRO-PA”, respectively, and New REIT would be the successor by operation of law to the existing REIT.

If approved by shareholders, the reincorporation would become effective when articles of merger are filed with and accepted for record by the State Department of Assessments and Taxation of the State of Maryland and the Florida Department of State.  We anticipate that this filing will be made on or about July 1, 2005.  The Agreement and Plan of Merger provides, however, that the reincorporation merger may be abandoned or deferred, either before or after shareholder approval, if circumstances arise which, in the opinion of the Board of Directors, makes it so advisable.  At the effective time of the reincorporation merger:

•	CRT Properties, Inc. will be merged with and into CRT LLC, which will be the surviving entity in the merger. CRT Properties, Inc. will cease to exist as a Florida corporation;

•

all shares of our common stock and preferred stock will automatically be converted into an equal number of shares of common stock and preferred stock in the new Maryland corporation, which will be the 100% owner of CRT LLC;

•

all share certificates representing shares of our common stock and preferred stock immediately prior to the merger will be deemed to represent a like number of shares of the Maryland corporation’s common stock and preferred stock without any action on the part of the holder;

•

all options, rights or warrants to purchase shares of our common stock immediately prior to the merger will thereafter entitle the holder to purchase an equal number of shares of the Maryland corporation’s common stock on the same terms without any action on the part of the holder; and

•	the Company will be governed by the Maryland charter and Maryland bylaws attached to this proxy statement as Appendix B and Appendix C, respectively.

There will not be any interruption in the trading of shares of our common and preferred stock on the New York Stock Exchange.

Will the Company’s business or operations change following a reincorporation merger?

          No.  Following a reincorporation merger:

•	our corporate name will continue to be CRT Properties, Inc.;

•	our corporate office will continue to be located in Boca Raton, Florida. We will not establish any offices or operations in Maryland as a result of the reincorporation merger;

•	our business, directors and management will continue to be the same as immediately before the reincorporation merger;

•	all of our corporate governance and other policies will remain unchanged;

•	our common stock is currently listed on the New York Stock Exchange under the symbol “CRO” and following the reincorporation merger will continue to be listed on the NYSE under the same symbol;

•

our Series A Preferred Stock is currently listed on the New York Stock Exchange under the symbol “CRO-PA” and following the reincorporation merger will continue to be listed on the NYSE under the same symbols; and

•	our fiscal year, assets, liabilities and dividend policies will be the same as immediately before the reincorporation merger.

Does anything change with regard to my investment in CRT Properties’ shares or derivatives?

          No.  After the reincorporation merger, each outstanding share of the new Maryland corporation will entitle the holder thereof to voting rights, dividend rights and liquidation rights equivalent to the rights of holders of our stock prior to the reincorporation merger (except for specific differences between Florida and Maryland law as discussed below).  The New York Stock Exchange generally will consider delivery of existing certificates representing our common stock as constituting “good delivery” of the Maryland corporation’s common stock in transactions subsequent to the reincorporation.

          IF THE REINCORPORATION MERGER IS APPROVED BY SHAREHOLDERS AND CONSUMMATED BY THE COMPANY, SHAREHOLDERS NEED NOT EXCHANGE EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE NEW MARYLAND CORPORATION.  HOWEVER, ANY SHAREHOLDERS DESIRING NEW STOCK CERTIFICATES MAY SUBMIT THEIR EXISTING CERTIFICATES TO WELLS FARGO MINNESOTA, N.A., AS TRANSFER AGENT OF THE COMPANY, AND OBTAIN NEW CERTIFICATES IN THEIR PLACE.

          If the reincorporation merger is approved and completed, we will take necessary action to provide that all rights of participants in our stock option and stock purchase plans prior to the reincorporation merger will be substantially identical to their rights following the merger.  A vote to approve the UPREIT conversion and reincorporation merger will also be deemed a vote to approve the necessary amendments to the existing stock option and stock purchase plans.

What are the advantages of reincorporating in Maryland?

          Our Board of Directors believes that we will benefit in several ways by changing our state of incorporation from Florida to Maryland.  As an initial matter, a majority of all public REITs today are incorporated in Maryland, as are approximately 65% of all members of the National Association of Real Estate Investment Trusts, or NAREIT.  In addition, in our peer group of office/industrial REITs, 19 of the largest 22 companies are incorporated in Maryland, two in Delaware and only one (CRT Properties) in Florida.  Moreover, in the last decade, at least 24 public REITs have reincorporated in Maryland from various other states.  Nearly all REITs completing initial public offerings in recent years have been incorporated in Maryland as well.

          We believe that many REITs have chosen Maryland due to the fact that Maryland has developed a large body of legislative and case law developed specifically for REITs.  Specifically, our Board of Directors recommends that we reincorporate in Maryland in connection with the UPREIT conversion because:

•	Maryland law includes specific statutory validation of REIT share ownership provisions, as well as a modern, flexible statute on dividends and other distributions;

•	Maryland’s more comprehensive laws governing REITs and the number of REITs domiciled in that state have led Maryland courts to develop a greater expertise than Florida courts in dealing with REITs;

•	the concentration of REITs in Maryland adds transactional certainty to Maryland-to-Maryland business transactions, given the uniform standards in applicable state law; and

•	being governed by Maryland law will bring our governance more in line with that of other REITs.

What are the material federal income tax consequences of a reincorporation merger?

          We intend the reincorporation merger to qualify as a tax-free “reorganization” within the meaning of Section 368(a) the Internal Revenue Code.  Assuming the reincorporation merger qualifies as a reorganization, neither we nor the holders of our capital stock will recognize any gain or loss under the federal tax laws.  Each holder will have the same basis in the stock received as a result of the reincorporation merger as that holder had in the corresponding amount of stock held immediately prior to the time the reincorporation merger occurs.

          We have discussed solely U.S. federal income tax consequences and have done so only for general information.  We did not address all of the federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise.  We also do not address the tax consequences under state, local or foreign laws.  You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation merger, including the applicability and effect of federal, state, local, foreign and other tax laws.

          Our analysis of the federal tax consequences of the reincorporation merger is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect.  We have neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the reincorporation merger.  There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences we discussed above.

Are there any appraisal rights offered in connection with the reincorporation merger?

          No.  Neither Florida nor Maryland law provides shareholders with the right to elect to have the fair value of their shares judicially appraised and paid to them in cash in connection with, or as a result of, the reincorporation merger.

How would the rights of shareholders and the corporate governance of the Company change following a reincorporation merger?

          We are currently organized as a corporation under the laws of the State of Florida.  As a Florida corporation, we are governed by:

–	the Florida Business Corporation Act, or the “FBCA”;
–	our Amended and Restated Articles of Incorporation; and
–	our Amended and Restated By-laws.

          As a Maryland corporation, we will be governed by:

–	the Maryland General Corporation Law, or the “MGCL”;
–	a new Maryland charter, as attached hereto as Appendix B; and
–	new Maryland bylaws, as attached hereto as Appendix C.

The material differences between the applicable Florida and Maryland laws and among these various documents are summarized beginning on page 34 of this proxy statement.  Our Board of Directors does not believe that these differences will have a significant impact on the Company’s day-to-day operations.  The comparison of the rights of shareholders before and after a reincorporation merger does not address all differences and may not address all maters in which shareholders have an interest.  The new Maryland charter and bylaws are attached hereto as Appendix B and Appendix C, respectively, and copies of our current Amended and Restated Articles of Incorporation and By-laws may be obtained from CRT Properties by writing to General Counsel and Corporate Secretary, CRT Properties, Inc., 225 NE Mizner Blvd., Suite 200, Boca Raton, Florida 33432.

Are there any provisions in Maryland law applicable to unfriendly takeover proposals?

          Both our current Florida articles of incorporation and bylaws, as well as our proposed new Maryland charter and bylaws, contain provisions that may be viewed as having anti-takeover effects.  We are also party to a shareholder rights plan pursuant to which we have issued common stock purchase rights, exercisable if any person, subject to certain exceptions, acquires 15% or more of the outstanding shares of common stock.  Additionally, under Maryland law our Board of Directors will be able to authorize additional shares of capital stock and may classify or reclassify unissued capital stock, including classification into shares of preference stock, without shareholder approval.  This stock could be issued in a way as to have anti-takeover effects.

          Anti-takeover provisions in the Florida and Maryland statutes and in our corporate governance structure can impede a hostile takeover and give our Board of Directors a stronger bargaining position and additional time to negotiate a better price or a better alternative transaction for shareholders,  These anti-takeover provisions may also have the effect, however, of discouraging or frustrating offers that many shareholders would be willing to accept.

What is the vote required for approval of the UPREIT conversion and accompanying reincorporation merger?

          The reincorporation merger requires the affirmative vote of a majority of shares entitled to vote at the meeting.  If you hold your shares in “street name” through a broker or other nominee, your broker or nominee is not permitted to exercise voting discretion with respect to this proposal.  If you do not provide your broker or nominee with voting instructions, your shares will not be voted and this will have the same effect as a vote against the proposal.  The persons named as proxies on the accompanying proxy card intend to vote in favor of Proposal No. 2.

          A vote for Proposal No. 2 at the annual meeting will constitute (i) approval of our conversion to an UPREIT structure, (ii) approval of the plan of merger in the form attached to this proxy statement as Appendix A, (iii) approval of our reincorporation as a Maryland corporation, (iv) approval of the new Maryland charter and bylaws attached as Appendix B and Appendix C, respectively, (v) ratification of all directors of the new Maryland corporation, and (vi) approval of all other aspects of the UPREIT conversion and reincorporation transactions.

Summary of material differences between Florida and Maryland law and between our current and proposed organizational documents.

          We are currently organized as a corporation under the laws of the State of Florida.  As a Florida corporation, we are governed by the Florida Business Corporation Act, or the “FBCA”, our Amended and Restated Articles of Incorporation and  our Amended and Restated By-laws.  As a Maryland corporation, we will be governed by the Maryland General Corporation Law, or the “MGCL”, a new Maryland charter, as attached hereto as Appendix B; and new Maryland bylaws, as attached hereto as Appendix C.

          The material differences between the applicable Florida and Maryland law and among these various documents are summarized below.  Our Board of Directors does not believe that these differences will have a significant impact on the Company’s day-to-day operations.  The comparison below of the rights of shareholders before and after a reincorporation merger does not address all differences and may not address all maters in which shareholders have an interest.  While we have endeavored to provided a clear and concise explanation of what we consider to be the material differences, the comparison below is subject to and qualified in its entirety by reference to the FBCA, the MGCL, the new Maryland charter and bylaws (as attached hereto as Appendix B and Appendix C, respectively), and our current Amended and Restated Articles of Incorporation and By-laws (copies of which may be obtained from CRT Properties by writing to General Counsel and Corporate Secretary, CRT Properties, Inc., 225 NE Mizner Blvd., Suite 200, Boca Raton, Florida 33432.

          Capitalization

          Florida.    Our current articles of incorporation authorize a total of 150,000,000 shares of stock, consisting of 100,000,000 shares of common stock, $0.01 par value per share, and 50,000,000 shares of preferred stock, $0.01 par value per share.  There is one designated series of preferred stock outstanding, our 8½ % Series A Cumulative Redeemable Preferred Stock.  As of March 25, 2005, 31,818,244 shares of our common stock were issued and outstanding, and 2,990,000 shares of the Series A preferred stock were issued and outstanding.

          Maryland.    The new Maryland charter will authorize a total of 150,000,000 shares of stock, consisting of 100,000,000 shares of common stock, $0.01 par value per share, and 50,000,000 shares of preferred stock, $0.01 par value per share.  The Maryland charter is the same as our current Florida articles of incorporation with respect to the rights, designations and preferences of outstanding stock.  Immediately following the merger, the Maryland corporation will have outstanding the same number of shares of common and preferred stock as the Florida corporation had immediately prior to the merger.  Under Maryland law, the Board of Directors may unilaterally classify or reclassify any unissued shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms and conditions or redemption of such shares. Our Board of Directors currently has no plans to take any such action.

          Charter Amendments

          Florida.    Under the FBCA, an amendment to a Florida corporation’s articles of incorporation generally requires that the votes cast in favor of the amendment exceed the votes cast against the amendment, except for certain amendments which do not require shareholder approval and provided the articles of incorporation do not require a different percentage.  Our current articles of incorporation require the affirmative vote of a majority of all votes entitled to be cast for approval of any amendment or restatement of the articles of incorporation.  In certain specified instances the FBCA, and our articles of incorporation, provide that holders of the outstanding shares of a class or series are entitled to vote as a separate class or series on a proposed amendment that would affect the class or series.

          Maryland.    The MGCL requires that a charter amendment be approved by the board and the affirmative vote of two-thirds of all the shareholder votes entitled to be cast on the matter, unless a greater or lesser proportion of votes (but not less than a majority of all votes entitled to be cast) is specified in the charter.  A Maryland corporation may also provide in its charter that the board of directors, with the approval of a majority of the entire board, and without action by the shareholders, may amend the charter to increase or decrease the aggregate number of shares of stock of the corporation or the number of shares of stock of any class or series that the corporation has authority to issue.

          Our new Maryland charter will provide that an amendment to the charter will be valid and effective if authorized by the affirmative vote of a majority of all votes entitled to be cast thereon, the same as provided by our current articles of incorporation.  As permitted by Maryland law, our Board of Directors, without any action of the shareholders, may amend the charter to change the name of the corporation, the name or other designation or par value of any class or series of stock, and the aggregate par value of the company’s stock.  In addition, the new Maryland charter will provide that a majority of our Board, without any action of the shareholders, may amend the charter to change the aggregate number of shares of the Company’s stock and to change the number of shares of any class or series that the Company has authority to issue.

          Amendment to Bylaws

          Florida.    Under the FBCA, an amendment to the bylaws may generally be adopted by the board of directors without shareholder approval, unless this power has specifically been reserved by the shareholders.  Our current bylaws provide that amendments may be adopted by either our Board of Directors or our shareholders.

          Maryland.    Under Maryland law, an amendment to the bylaws requires the approval of the shareholders, unless the charter or bylaws confers the power to amend to the board of directors.  Similar to our current bylaws, our new Maryland bylaws will provide that amendments may be adopted by either our Board of Directors or our shareholders.

          Shareholder Action by Written Consent

          Under the FBCA, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if the action is taken by holders of at least the minimum number of votes necessary to authorize the action at a meeting and these shareholders execute a written consent setting forth the action.  Our current articles of incorporation provide that shareholders may act only at annual and special meetings and may not act by written consent.

          Under Maryland law, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if the action is authorized by all shareholders by a unanimous written consent setting forth the action, unless the charter provides for shareholder action by less than unanimous written consent.  Our new Maryland charter will not permit shareholders to act in lieu of a meeting by less than unanimous written consent.

          Special Shareholder Meetings

          Florida.    Under the FBCA, a special meeting of shareholders may be called by the board of directors or by the holders of at least 10 percent of the shares entitled to vote at the meeting, unless a greater percentage (not to exceed 50 percent) is required by the articles of incorporation, or by such other persons or groups as may be authorized in the articles of incorporation or the bylaws of the Florida corporation.  In addition, our current bylaws provide that a special meeting of shareholders may also be called by our Chairman of the Board or Chief Executive Officer.

          Maryland.    Under the MGCL the board of directors, the president and any person specified in the bylaws may call a special meeting.  Additionally, the corporate secretary must call a special meeting upon the written request of the shareholders entitled to cast at least 25 percent of all votes entitled to be cast at the meeting, unless a greater percentage (not to exceed a majority) is specified in the charter or bylaws, or by election to be subject to certain provisions of the MGCL.  Our new Maryland bylaws will provide that special meetings may be called by our Chairman of the Board, Board of Directors, Chief Executive Officer, Secretary or, upon written request, shareholders representing at least 10 percent of all the votes entitled to be cast at the meeting.

          Restrictions on Ownership and Transfer of Stock

          Florida.    The FBCA allows restriction on the transfer of shares: (1) to maintain the corporation’s status when it is dependent on the number or identity of its shareholders, (2) to preserve exemptions under federal or state securities laws, and (3) for any other reasonable purpose.  Our current articles of incorporation contain ownership and transfer restrictions for both our common shares and Series A Preferred Stock designed to preserve the corporation’s REIT status under the Internal Revenue Code.  Specifically, subject to certain exceptions specified in our articles of incorporation, no shareholder may own, or be deemed to own by virtue of the attribution provisions of the federal income tax laws (i) more than 9.8% of the outstanding shares of common stock, or (ii) more than 9.8% of our outstanding Series A Preferred Stock.

          If our Board of Directors determines in good faith that direct or indirect ownership of shares would jeopardize our status as a REIT or cause us to fail to qualify as a REIT, the Board of Directors may call from any shareholder a number of shares sufficient in to maintain or to bring the direct or indirect ownership of shares into conformity with the requirements for qualification as a REIT.  We would purchase any common stock called for redemption, assuming our common stock continues to be listed on a national securities exchange, at the average daily per share composite closing sales price during the twenty trading day period ending on the business day prior to the redemption.  The holder of any shares called for redemption would cease to be entitled to distributions, voting rights and other benefits with respect to these shares, excepting the right to payment of the redemption price.  Any transfer of shares that would prevent our continued REIT qualification would be void ab initio and any purported acquisition of shares resulting in disqualification of our REIT status would be null and void

          Maryland.    The MGCL expressly authorizes the charter of a Maryland corporation to provide for restrictions on transferability designed to permit a corporation to qualify as a REIT under the Internal Revenue Code or for any other purpose.  To qualify as a REIT, no more than 50% in value of our outstanding capital stock may be owned by five or fewer individuals during the last half of any taxable year and our capital stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year.  Our new Maryland charter will contain ownership and transfer restrictions relating to both our common shares and Series A Preferred Stock substantially similar to those in our current articles of incorporation.  These restrictions are designed to preserve our REIT status, including but not limited to the following:

•

Ownership Limit.  No person (other than certain “look-through” entities as defined below) may “beneficially own” more than 9.8% of the aggregate number of outstanding shares of common stock (by number or value, whichever is more restrictive).  In addition, no person (other than certain “look-through” entities as defined below) may “beneficially own” more than 9.8% of the aggregate value of all classes and series of CRT Properties capital stock.  Under the new Maryland charter, a person generally beneficially owns shares if (a) such person has direct ownership of such shares or (b) such person has indirect ownership of such shares by virtue of the attribution provisions of the Internal Revenue Code.

•

Look-Through Ownership Limit.  Our new Maryland charter will provide an exception for pension plans described in Section 401(a) of the Internal Revenue Code, mutual funds registered under the Investment Company Act of 1940, and government plans as described in Section 414(d) of the Internal Revenue Code.  These “look-through entities” may beneficially own up to 15% of the aggregate value of all classes and series of CRT Properties capital stock.

•

The ownership limitation provisions will not apply if our Board of Directors determines that it is no longer in our best interest to attempt to qualify, or to continue to qualify, as a REIT.  In addition, the Board of Directors may, in its sole discretion, waive the ownership limit (prospectively or retroactively) and the look-through ownership limit in any particular instance if satisfactory evidence is presented that the waiver of the relevant ownership limit will not jeopardize our status as a REIT.

•

Automatic Transfer.  If any purported transfer or any other event would result in any person violating the ownership limits or would result in us failing to qualify as a REIT, then that number of shares in excess of the applicable ownership limit or causing us to fail to qualify as a REIT will be automatically transferred to a trust for the exclusive benefit of one or more charitable organizations selected by us.  Any dividend or other distribution paid to the purported transferee, prior to our discovery that the shares had been automatically transferred to a trust as described above, must be repaid to the trustee upon demand for distribution to the beneficiary of the trust.

•

If the transfer to the trust as described above is not automatically effective, for any reason, to prevent violation of the applicable ownership limit or our failing to qualify as a REIT, then the new Maryland charter will provide that the transfer of the shares in excess of the ownership limit will be void.  If any transfer would result in shares of our stock being beneficially owned by fewer than 100 persons, then any such purported transfer will also be void and of no force or effect.

•

Deemed Offer.  Shares of our common stock transferred to the trustee are deemed offered for sale to us, or our designee, at a price per share equal to the lesser of (1) the price paid by the purported record transferee for the shares (or, if the event which resulted in the transfer to the trust did not involve a purchase of such shares of our stock at market price, the last reported sales price reported on the New York Stock Exchange) and (2) the market price on the date we, or our designee, accepts the deemed offer.  Upon a sale to us, the interest of the charitable beneficiary in the common stock sold terminates and the trustee must distribute the net proceeds of the sale to the purported record transferee and any dividends or other distributions held by the trustee with respect to the stock will be paid to the charitable beneficiary.

•

If we decline to purchase these excess shares, the trustee of the trust will be required to sell the excess shares to a person or entity who could own the shares without violating the applicable ownership limitation provision.  The trustee, upon a sale of these shares, would then distribute to the original intended transferee an amount equal to the lesser of the price paid by the intended transferee for the excess shares or the sales proceeds received by the trust for the excess shares.  Any net sales proceeds in excess of the amount payable to the purported record transferee will be immediately paid to the charitable beneficiary, together with any dividends or other distributions thereon.

•

In addition, if prior to discovery by us that shares of our stock have been transferred to a trust, such shares of stock are sold by a purported record transferee, then such shares shall be deemed to have been sold on behalf of the trust and to the extent that the purported record transferee received an amount for or in respect of the shares that exceeds the amount that such purported record transferee was entitled to receive, this excess amount would be paid to the trustee upon demand.  The purported beneficial transferee or purported record transferee has no rights in the shares held by the trustee.

          The trustee will be designated by us and shall be unaffiliated with us and with any purported record transferee or purported beneficial transferee.  Prior to the sale of any shares in excess of the common stock ownership limit or aggregate stock ownership limit by the trust, the trustee will receive, in trust for the beneficiary, all dividends and other distributions paid by us with respect to the shares in excess of the applicable ownership limit, and may also exercise all voting rights with respect to such shares.

          All certificates representing shares of our common stock bear a legend referring to the restrictions described above.  These ownership limits could delay, defer or prevent a transaction or a change of control of our company that might involve a premium price for our stock or otherwise be in the best interest of our stockholders.

          Inspection Rights

          Florida.    Under the FBCA, Florida corporations are required to maintain the following records, which any shareholder of record may, after at least five business days’ prior written notice, inspect and copy: (1) the articles and bylaws, (2) certain board and shareholder resolutions, (3) certain written communications to shareholders, (4) names and addresses of current directors and officers and (6) the most recent annual report.  In addition, shareholders of a Florida corporation are entitled to inspect and copy other books and records of the corporation during regular business hours if the shareholder gives at least five business days’ prior written notice to the corporation and (a) the shareholder’s demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose.

          Maryland.    Under the MGCL, all shareholders are permitted to view the bylaws, shareholder meeting minutes, annual statements of affairs and voting trust agreements on file at the corporation’s principal office.  Certain stock records may also be inspected with 20 days’ notice by any shareholder.  In addition, shareholders of record for a minimum 6 months of at least 5% of the outstanding stock of any class of a corporation may view the corporation’s books of account, the corporation’s statement of its affairs and the corporation’s stock ledger or shareholder list.

          Number and Election of Directors

          Florida.    The minimum number of directors of a Florida corporation is one.  The FBCA provides that the number of directors shall be fixed by, or in the manner provided in, the articles of incorporation or the bylaws.  In addition, the FBCA permits a staggered or classified board of directors if a staggered or classified board is provided in the articles or initial bylaws, or by a bylaw adopted by a vote of the shareholders.  The FBCA provides that directors are to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless the articles provide otherwise.

          Our current bylaws provide that the number of directors may be fixed from time to time by resolution of the Board of Directors.  The number of directors is currently fixed at nine.  Our current articles and bylaws do not provide for a staggered or classified board.

          Maryland.    Under the MGCL, the minimum number of directors of a Maryland corporation is one.  The number of directors is provided by the charter until changed by the bylaws.  The bylaws may both alter the number of directors set by the charter and authorize a majority of the entire board of directors to alter, within specified limits, the number of directors set by the charter or the bylaws, but the action may not affect the tenure of office of any director.  In addition, the MGCL permits the board to be classified, so long as the term of office of at least one class expires each year.  The MGCL allows the board, without shareholder approval, to implement a staggered board by election to be subject to certain provisions of the MGCL or amendment of the bylaws.  Unless the charter or bylaws provide otherwise, a plurality of the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

          Our new Maryland charter will provide that the initial number of directors shall be nine, which number may be changed in accordance with the Maryland bylaws, provided that the total number of directors may not be less than the minimum number permitted by the MGCL.  Our new Maryland bylaws will provide that the number of directors shall not be less than one nor more than 12, with the exact number fixed by our Board of Directors.  Our Board of Directors currently has no plans to implement a staggered board under the MGCL. Pursuant to the bylaws, directors shall be elected by a plurality vote of the shares, represented in person or by proxy, at the shareholders annual meeting in each year and entitled to vote on the election of directors.  The directors of the Maryland corporation will be the same as the directors of the Florida corporation immediately prior to the reincorporation merger.

          Removal of Directors

          Florida.    Under the FBCA, shareholders may remove a director with or without cause, unless the articles provide otherwise.  Our current articles do not provide otherwise.  The FBCA also provides that if a director is elected by a voting group of shareholders, only the shareholders of that group may participate in the vote to remove the director.  Where cumulative voting is not authorized, as is the case with CRT Properties, a director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove him or her.  Shareholders may remove a director of a Florida corporation only at a meeting called for the purpose of such removal.  A majority of directors may also remove a director for cause.  Our current bylaws provide that shareholders voting to remove a director may also elect a successor to fill the resulting vacancy for the unexpired term.

          Maryland.    The MGCL provides that the shareholders of a corporation may remove any director, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast for the election of directors, unless the charter provides otherwise.  Our new Maryland charter will not provide otherwise.  The MGCL further provides that, unless the charter provides otherwise, if the shareholders of any class or series are entitled separately to elect one or more directors, a director may not be removed without cause except by the affirmative vote of a majority of all the votes of that class or series.  Like our current bylaws, our new Maryland bylaws will provide that shareholders voting to remove a director may also elect a successor to fill the resulting vacancy for the unexpired term.

          Board Vacancies

          Florida.    Under the FBCA, unless the articles provide otherwise, a vacancy on the board may be filled the affirmative vote of a majority of directors remaining in office or by the shareholders, unless the articles of incorporation provide otherwise.  Our current articles of incorporation do not provide otherwise.  Our current bylaws provide that vacancies caused by any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, whether or not they constitute a quorum, while vacancies caused by an increase in the number of directors may be filled by the majority of the entire board.

          Maryland.    Consistent with the MGCL, our new Maryland charters and bylaws provide that, other than as described above relating to a director removed by shareholders, and except as may be provided by the Board of Directors in setting the terms of any class or series of stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the directors remaining in office, even if the remaining directors do not constitute a quorum.  Any director elected to fill a vacancy will serve for the remainder of the full term of the vacant directorship.

          Standard of Conduct

          Both the FBCA and the MGCL require that a director perform his or her duties:

•	in good faith,

•	in a manner he reasonably believes to be in the best interests of the corporation, and

•	with the care an ordinarily prudent person in a like position would use under similar circumstances.

          In addition, the MGCL establishes a presumption that any act of a director satisfies this standard of conduct.  Under the MGCL an act of a director relating to an acquisition or potential acquisition of control also may not be subject to a higher duty or greater scrutiny than is applied to any other act of a director.

          Limitation of Liability of Directors and Officers

          Florida.    Under the FBCA, a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, by a director unless the director breached or failed to perform his duties as a director under certain circumstances, including a violation of criminal law, a transaction from which the director derived an improper personal benefit, conscious disregard for the best interests of the corporation, willful misconduct, bad faith or disregard of human rights, safety, or property.

          Our current articles of incorporation provide that the liability of directors and officers for monetary damages is limited or eliminated to the fullest extent permitted by law,

          Maryland.    The MGCL permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its shareholders for money damages.  However, a Maryland corporation may not eliminate liability resulting from actual receipt of an improper benefit or profit.  Also, liability resulting from active and deliberate dishonesty may not be eliminated if a final judgment establishes that the dishonesty is material to the cause of action.

          Our new Maryland charter contains provisions which eliminate the liability of directors and officers to the full extent permitted by Maryland law.

          Indemnification of Directors and Officers

          Florida.    Under the FBCA, a Florida corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.  A similar standard is applicable in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys’ fees) and certain amounts paid in settlement and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto.  The FBCA provides that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith.  The FBCA also provides that, unless a corporation’s articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification.

          Our current articles of incorporation provide that the Company shall indemnify directors and officers to the fullest extent permitted by law, including the advance of expenses and reasonable counsel fees.

          Maryland.    The MGCL provides that a corporation may indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities.  The MGCL does not permit a corporation to indemnify its present and former directors, officers, agents or employees if it is established that:

•	the act or omission by such person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty,

•	the person actually received an improper personal benefit, or

•	in the case of any criminal proceeding, the person had reasonable cause to believe that the act or omission was unlawful.

          Unless a corporation’s charter provides otherwise, the MGCL requires a corporation to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity.  The MGCL permits a corporation to advance reasonable expenses to a director, officer, employee or agent.

          Under the MGCL, a corporation generally may not indemnify a person for an adverse judgment in a suit by or in the right of the corporation. Also, a Maryland corporation generally may not indemnify a person for a judgment of liability on the basis that personal benefit was improperly received.  In either of these cases, a corporation may indemnify a person for expenses only if a court so orders.  Our new Maryland charter and bylaws contain provisions which provide for the indemnification our of directors and officers to the full extent permitted by law.

          Appraisal Rights

          Florida.  Under the FBCA, dissenting holders of common stock who follow prescribed statutory procedures are entitled to appraisal rights in certain circumstances, including in the case of a merger or consolidation, a sale or exchange of all of substantially all the assets of a corporation or amendments to the articles of incorporation that adversely affect the rights or preferences of shareholder.  These rights are not provided when the dissenting shareholders are shareholders of a corporation surviving a merger or consolidation where no vote of the shareholders is required for the merger or consolidation, or if the shares of the corporation are listed on a national securities exchange, designated as a national market security by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders.

          Maryland.    Under the MGCL, a shareholder has the right to demand and receive payment of the fair value of the shareholder’s stock from the corporation if the corporation consolidates or merges with another corporation, the corporation sells all of its assets or, if not permitted by its charter, the corporation amends its charter to substantially affect the shareholders’ contract rights, unless, among other things, the charter provides that shareholders are not entitled to statutory appraisal rights.  Our new Maryland charter will contain provisions eliminating the statutory appraisal rights of shareholders.

          Merger, Consolidation, Share Exchange and Transfer of All or Substantially All Assets

          Florida.    Under the FBCA, a merger, consolidation or sale of all or substantially all of the assets of a corporation requires (a) approval by the board of directors and (b) the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote thereon.  The FBCA allows the board of directors or the articles of incorporation to establish a higher vote requirement.  Our current articles do not provide for a higher vote requirement.

          The FBCA does not require shareholder approval for a merger if:

•	the articles of the surviving corporation will not differ, with certain exceptions, from its articles before the merger;

•

each shareholder of the surviving corporation whose shares were outstanding immediately prior to the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after;

•

the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger, will not exceed by more than 20% the total number of voting shares of the surviving corporation outstanding immediately before the merger;

•

the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger; and

•	if the merger is of a subsidiary into a parent, provided the parent owns at least 90% of the subsidiary.

          Maryland.    The MGCL generally provides that mergers, consolidations, share exchanges or transfers of assets must be approved by shareholders by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, unless the charter provides for a greater or lesser shareholder vote, but not less than a majority of the number of votes entitled to be cast on the matter.  Our new Maryland charter will provide that the affirmative vote of a majority of the number of votes entitled to be cast on the matter will be required to approve a merger, consolidation, share exchange or transfer of assets.  Some mergers may be accomplished without a vote of shareholders.  For example, no shareholder vote is required for a merger of a subsidiary of a Maryland corporation into its parent, provided the parent owns at least 90% of the subsidiary.  In addition, a merger need not be approved by shareholders of a Maryland successor corporation if the merger does not reclassify or change the outstanding shares or otherwise amend the charter, and the number of shares to be issued or delivered in the merger is not more than 20% of the number of its shares of the same class or series outstanding immediately before the merger becomes effective.  A share exchange need be approved by a Maryland successor only by its board and by any other action required by its charter.

          Affiliated Transactions

          Florida.    The FBCA contains provisions governing “affiliated transactions” designed to deter uninvited takeovers of Florida corporations.  These provisions, with several exceptions discussed below, require approval of material acquisition transactions between a Florida corporation and any interested shareholders by the holders of at least two-thirds of the remaining voting shares. An interested shareholder is any holder of more than 10% of any class of its outstanding voting shares.

          Under the FBCA, any merger between a corporation and an interested shareholder must be approved by the vote of the holders of two-thirds of the remaining voting shares of the corporation.  Approval by shareholders is not required, however, if

•	the merger or business combination is approved by a majority of disinterested directors;

•

the interested shareholder is the beneficial owner of at least 90% of the outstanding voting shares excluding the shares acquired directly from the corporation in a transaction not approved by a majority of disinterested directors; or

•	the price paid to shareholders in connection with a merger or a similar business combination meets the statutory test of “fairness.”

          In addition, Florida law provides that any acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting of, 20% or more (“control shares”) of the outstanding voting securities of a corporation is a “control share acquisition.”  A control share acquisition must be approved by a majority of each class of outstanding voting securities of such corporation excluding the shares held or controlled by the person seeking approval before the control shares may be voted.  A special meeting of shareholders must be held by the corporation to approve a control share acquisition within 50 days after a request for such meeting is submitted by the person seeking to acquire control.  If the control shares are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of the voting power of the corporation, all shareholders will have dissenter’s rights as provided by the FBCA.  As permitted by the FBCA, our current bylaws provide that these control share provisions do not apply to CRT Properties.

          Maryland.    Under the MGCL, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder.  These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities.  An interested shareholder generally includes:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares, or

•

an affiliate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

          After the five-year prohibition, any business combination between the Maryland corporation and an interested shareholder generally must be recommended by the board of directors of the corporation and approved by two separate super-majority shareholder votes, unless, among other conditions, the holders of common stock receive a minimum price, as defined by the MGCL, for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its common stock.  None of these provisions of the MGCL will apply, however, (1) to business combinations that are approved or exempted by the board of the corporation prior to the time that the interested shareholder becomes an interested shareholder, or (2) if the board approves the transaction in which the shareholder became an interested shareholder.

          Also under the MGCL, “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter.  Shares of stock owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or shares of stock for which the acquirer is able to exercise or direct the exercise of voting power except solely by virtue of a revocable proxy, would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

          An acquiring person’s movement from one range of voting power to the next higher range of voting power triggers the two-thirds vote requirement mentioned above.  Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval.  Except as otherwise specified in the statute, a “control share acquisition” means the acquisition of control shares.

          The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or bylaws of the corporation.  Our new Maryland bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of stock of the Company.  We cannot assure you, however, that our Board of Directors will not amend the bylaws in the future to provide that the “control share acquisition” provisions of the MGCL apply to the Company.

Your Board recommends a vote FOR approval of the
UPREIT conversion and reincorporation merger, and proxies will be so voted unless shareholders specify a contrary choice in their proxies.

PROPOSAL 3

APPROVAL OF THE 2005 EMPLOYEE STOCK INVESTMENT PLAN

          Under our 1994 Stock Investment Plan, participating employees and Directors of CRT Properties have been able to purchase our common shares through payroll deductions or deductions from Directors’ cash retainers.  In December 2004, the maximum number of shares available for purchase under the 1994 plan was reached and no further purchases have been or will be made under the 1994 plan.  Since the Board of Directors believes that the 1994 plan has been successful in encouraging stock ownership among employees and Directors over the past decade and recommends that you vote FOR the adoption of the new plan described below.  A complete copy of the 2005 Employee Stock Investment Plan is attached to this proxy statement as Appendix D.

Summary of the  2005 Employee Stock Investment Plan

          Purpose.  The purpose of the plan is to encourage a sense of proprietorship on the part of all our employees by assisting them in making regular purchases of our common shares, thus increasing their interest in the growth of the Company and our financial success.

          Administration.  The Investment Plan is administered by Wells Fargo Bank Minnesota, N.A. (the “Administrator”).  Our Board of Directors has full power and authority to interpret and construe any provision of the plan finally and conclusively as to all persons having any interest under the plan.

          Eligibility.  Each of our employees or that of any of our subsidiaries in which we own more than 50% of the voting stock (if so designated by the Board of Directors).

          Payroll Deductions.  All employee contributions to the plan will be made only by payroll deduction.  Participating employees will specify on their applications the amount they elect to contribute each month and will authorize the Company to withhold this amount from salary or wages.  The amount authorized to be withheld must be not less than $10.00 per month nor more than $2,100.00 per month.  Participating Directors will have contributions deducted from their cash retainers.

          Company Contributions.  The Company will contribute the following percentages of each participant’s total monthly plan payroll deduction:

•	25% of amounts from $10.00 through $50.00;

•	20% of amounts from $50.01 through $100.00; and

•	15% of amounts from $100.01 through $2,100.00.

          Company contributions will constitute compensation to each participating employee, are taxable as ordinary income and will be reported to the Internal Revenue Service.

          Transmittal to Administrator.  The Company will accumulate on a monthly basis and hold, without interest, all amounts withheld from plan participants and transmit the total amount, along with the Company’s contribution, to the Administrator.  In lieu of transmitting funds to the Administrator, the Company may also transmit an equivalent amount of shares based on their market price on the day preceding the day of transmittal.

          The Administrator shall establish and maintain a separate account on behalf of each participant.  All shares purchased or transmitted under the plan will held in the name and custody of the Administrator for the benefit of the participants and subject to withdrawal by the participants as provided in the plan.

          Purchase of Shares.  Upon receipt of funds from the Company, the Administrator will purchase in the over-the-counter market or on the New York Stock Exchange or, if at a price lower than shall then prevail in the open market, in a negotiated private transaction, as agent for the participants, as many whole shares as possible, provided that the Company can instruct the Administrator to purchase shares from the Company.  Share purchases will be allocated, on the basis of the average cost thereof, to the respective accounts of the participants in proportion to the portion of such funds which was invested on behalf of each participant.  The Company will pay all commissions or charges on the shares purchased under plan each month.

          Withdrawal of Shares.  A participant may at any time withdraw from his or her account part or all of any whole shares then credited to the account.  A withdrawal has no effect on the participant’s deductions and does not effect a termination of his or her interest in the plan.  All federal or state transfer taxes, if any, which may be due upon any withdrawal will be paid by the Company.

          Termination.  If a participant dies, retires, is totally and permanently disabled, or ceases to be employed by the Company, the employee’s participation in the plan will automatically terminate.  Securities held by the Administrator for the account of any person whose participation in the plan has terminated will continue to be held by the Administrator (for at least one month) and the reinvestment of dividends continued until the Administrator receives other instructions from the participant or his or her estate.  Any fractional share interests will be paid in cash by the Administrator.

          Voting and Other Rights.  All rights as a shareholder of deposited shares will vest in the relevant employee upon the date the shares are credited to his or her account.  Voting rights in for deposited shares will be exercised by the Administrator in accordance with the participant’s signed proxy instructions to the Administrator.

          Dividends and Other Proceeds.  Cash dividends received in respect of shares held in the accounts of participants will be credited by the Administrator to such accounts.  All cash will be reinvested in shares as promptly as practicable following receipt thereof.  The Company will pay all commissions or fees in connection with the reinvestment.  Other securities and rights to subscribe received in respect of shares held in the accounts of participants will be sold by the Administrator and the proceeds treated in the same manner as cash dividends.

          Transfer of Rights.  Unless applicable state or federal law requires a contrary result,

•	participants may not assign, encumber or otherwise transfer interests in the plan or in any funds or shares held in accounts under the plan, and

•

neither the interest of a participant in the plan nor the funds or the shares credited to his or her account may in any way be subject to any legal process or be levied upon or attached for payment of any claims against a participant or otherwise availed of by any other person.

          Restrictions on Transfer of Shares.  Persons who may be deemed to be affiliates of the Company, such as our senior executive officers and our Directors, would be required to make resales of shares acquired under the plan either pursuant tithe registration requirements of the Securities Act of 1933 or pursuant to Rule 144 as promulgated under that Act or some other exemption thereunder.

          Amendments, Suspensions and Terminations.  Our Board of Directors may from time to time amend, suspend, or terminate in whole or in part, and if terminated may reinstate, any or all of the provisions of the plan.  Nevertheless, no amendment, suspension, or determination may be made which, in the judgment of the Board of Directors, will retroactively affect adversely the rights of participants in the plan, except that the plan may be temporarily suspended and the contributions accumulated and held by the Company when suspension is necessary until the satisfaction of any applicable securities laws or other governmental rule, regulation, or law.  Except as provided above, no part of the funds or shares credited to the account of any participant will be subject to forfeiture for any reason.

Vote Required

          The affirmative vote of a majority of the votes cast at the meeting at which a quorum is present and voting, either in person or by proxy, is required for approval of the 2005 Employee Stock Investment Plan.

Your Board recommends a vote FOR approval of the
2005 Employee Stock Investment Plan, and proxies will be so voted unless shareholders specify a contrary choice in their proxies.

PROPOSAL NO. 4

RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

          The Audit Committee has selected Deloitte & Touche LLP as the Company’s independent accountants for the fiscal year ending December 31, 2005 and has further directed that management submit the selection of independent accountants for ratification by the shareholders at the Annual Meeting. Representatives of Deloitte & Touche LLP are expected to be present at the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

          Shareholder ratification of the selection of Deloitte & Touche LLP as the Company’s independent accountants is not required by the Company’s bylaws or otherwise.  However, the Company is submitting the selection of Deloitte & Touche LLP to the shareholders for ratification as a matter of good corporate practice.  If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that such a change would be in the best interests of the Company and its shareholders.

          The affirmative vote of a majority of the votes cast at the meeting at which a quorum is present and voting, either in person or by proxy, is required for approval of this proposal.  Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

Your Board recommends a vote FOR the ratification of the selection of
Deloitte & Touche LLP, and proxies received will be so voted unless shareholders specify a contrary choice in their proxies.

OTHER BUSINESS

          It is not anticipated that there will be presented to the Annual Meeting any business other than the matters set forth in the Notice of Annual Meeting attached hereto.  As of the date of this proxy statement, the Company was not aware of any other matters to be acted on at the Annual Meeting.  If any other business should properly come before the Annual Meeting or any adjournment thereof, the persons named on the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment.

SHAREHOLDER PROPOSALS

Proposals for Inclusion in the Proxy Statement

          Proposals of shareholders under SEC Rule 14a-8 that are intended to be presented at the 2005 Annual Meeting must be in writing and received by the Company at its principal executive office by December 5, 2005 for inclusion in the Company’s proxy statement and proxy relating to that meeting.  Such proposals must also meet the requirements of the rules of the SEC relating to shareholder proposals.  Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

Proposals of a Director Nominee and Related Procedures

          In order for a shareholder to nominate a candidate for Director under the Company’s bylaws, the shareholder must be entitled to vote for the election of directors at a shareholders’ meeting.  The proposing shareholder(s) must provide timely notice of the nomination in proper written form to the Company’s Secretary (in it the Secretary’s absence, the Assistant Secretary) must be received by the Company in advance of the meeting.  Additionally, the notice must be accompanied by a petition signed by at least one hundred (100) record holders of the Company’s common stock which shows the number of shares owned by each person signing the petition and which represent in the aggregate one percent (1%) of the outstanding shares entitled to vote in the election of directors.  To be timely, notice must be delivered to or mailed and received at the Company’s principal executive offices not less than 70 nor more than 90 days prior to the 2005 Annual Meeting.  In the event that the Company provides less than 70 days’ notice or prior public disclosure of the meeting date, to be timely, notice must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

          To be in proper written form, the shareholder filing the notice of nomination must include:

•

as to each person whom the shareholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, including, without limitation:

	•	the name, age, business address and, if known, residence address of such person;
	•	the principal occupation or employment of such person;
	•	criminal background;
	•	the class and number of shares of stock of the Company that are beneficially owned by such person; and
	•	the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected.

•	as to the shareholder giving the notice:

	•	the name and address of such shareholder, as they appear on the Company’s stock transfer books; and
	•	the number of shares of stock of the Company beneficially owned by such shareholder.

          If the presiding officer at any meeting of shareholders determines that a shareholder nomination was not made in accordance with the by-laws, the Company may disregard such nomination.

Proposals of Other Business at the Meeting

          In order for a shareholder to bring other business before a shareholder meeting, the shareholder must have given timely notice thereof in writing to the Company’s Secretary (or in the Secretary’s absence, the Assistant Secretary) and the shareholder must be a shareholder of record at the time such notice is given.  To be timely, notice must be delivered to or mailed and received at the Company’s principal executive offices not less than 70 nor more than 90 days prior to the 2005 Annual Meeting; provided however, that in the event that the meeting date is not publicly announced by the Company more than 70 days prior to the meeting, notice by the shareholder, to be timely, notice must be delivered not later than the close of business on the tenth day following the day on which such announcement of the date of the meeting was made.

     Such notice must include as to each matter proposed to be brought before the meeting:

•	a brief description of the matter desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;
•	the name and address as it appears on the Company’s stock transfer books of the shareholder proposing such matter;
•	the class and number of shares of stock of the Company beneficially owned by such shareholder; and
•	any material interest of such shareholder in such matter.

          If the presiding officer at any meeting of shareholders determines that a shareholder proposal was not made in accordance with the by-laws, the Company may disregard such proposal.  These requirements are separate from the requirements a shareholder must meet to have a proposal included in the Company’s proxy statement.

          In addition, if a shareholder submits a proposal outside of Rule 14a-8 for the 2005 Annual Meeting, and the proposal fails to comply with the advance notice procedure prescribed by the by-laws, then the Company’s proxy may confer discretionary authority on the persons who have been appointed as proxies on behalf of management to vote on the proposal.

The Company’s By-Laws

          The foregoing procedures are set forth in the our Amended and Restated By-Laws, dated February 17, 2000.  The Company’s bylaws are available on the Company’s website at www.crtproperties.com and on the SEC’s website at www.sec.gov as Exhibit 3(b) to the Company’s Form 10-Q for the quarter ended September 30, 2000.  Any shareholder desiring a copy of our bylaws will be furnished one without charge upon written request to the Company’s Secretary.

GENERAL

          The Company will bear the costs of solicitation of proxies.  In addition to the use of telephone, Internet or the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and employees of the Company, and no additional compensation will be paid to such individuals.  The Company also has retained Morrow & Co., Inc., 445 Park Avenue, New York, New York 10022 to solicit proxies by mail, personal interview, telephone, or telegraph, for which service the Company anticipates a cost not in excess of $10,000. Arrangements may also be made with the stock transfer agent and with brokerage houses and other custodians, nominees, and fiduciaries that are record holders of shares for the forwarding of solicitation material to the beneficial owners of shares.  The Company will, upon the request of any such entity, pay such entity’s reasonable expenses for completing the mailing of such material to such beneficial owners.

          Consistent with state law and pursuant to the Company’s bylaws, a majority of the shares entitled to vote on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter.

ANNUAL REPORT AND FINANCIAL STATEMENTS

          The Company’s Annual Report to Shareholders, which includes our Form 10-K, for the fiscal year ended December 31, 2004 containing financial statements and other information, is being mailed to shareholders with this proxy statement, but it is not to be regarded as proxy soliciting material.

          An additional copy of our Annual Report on Form 10-K filed with the SEC may be obtained, without charge, by any shareholder upon written request to CRT Properties, Inc., 225 NE Mizner Boulevard, Suite 200, Boca Raton, Florida 33432; provided however, that a copy of the exhibits to the Annual Report, for which there may be a reasonable charge, will not be supplied unless specifically requested.

HOUSEHOLDING

          The SEC delivery rules can be satisfied by delivering a single proxy statement and Annual Report to shareholders to an address shared by two or more of our shareholders.  This delivery method is referred to as householding.  A single copy of the Annual Report and of the proxy statement will be sent to multiple shareholders who share the same address unless the Company has received contrary instructions from one or more of the shareholders.

          If you prefer to receive a separate copy of the proxy statement or the Annual Report, please write to Investor Relations, CRT Properties, Inc., 225 NE Mizner Boulevard, Suite 200, Boca Raton, Florida 33432 or telephone our Investor Relations Department at (561)-395-9666, and we will promptly send you separate copies.  If you are currently receiving multiple copies of the proxy statement and Annual Report at your address and would prefer to receive only a single copy of each to be delivered thereto, you may contact the Company at the address or telephone number provided above.

By Order of the Board of Directors

WILLIAM J. WEDGE
Senior VIce President, General Counsel and Corporate Secretary

April 11, 2005

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

          This Agreement and Plan of Merger (this “Agreement”), dated as of                      , 2005, is by and between CRT Properties, Inc., a Florida corporation (“CRT FL”), CRT LLC, a Delaware limited liability company (“CRT LLC”) and CRT Properties, Inc., a Maryland corporation (“CRT MD”).

WITNESSETH

          WHEREAS, the respective Board of Directors and shareholders of each of CRT FL and CRT MD have approved this Agreement and the merger of CRT FL with and into CRT LLC (the “Merger”);

          WHEREAS, CRT MD, as the sole member and manager of CRT LLC, has approved this Agreement, the Merger and the transactions contemplated by this Agreement in accordance with the requirements of the Delaware Limited Liability Company Act and CRT LLC’s limited liability company operating agreement;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I.

THE MERGER

          Section 1.1     The Merger.  At the Effective Time (as hereinafter defined), CRT FL shall be merged with and into the CRT LLC.  Following the Merger, the separate corporate existence of CRT FL shall cease and CRT LLC shall continue as the surviving entity.  The existence of CRT LLC, with all its purposes, rights, privileges, franchises, powers, properties, assets, obligations and liabilities shall continue unaffected and unimpaired by the Merger and it shall be governed by the laws of the State of Delaware.

Section 1.2     Effective Time.  CRT FL, CRT MD and CRT LLC shall cause the Merger to be consummated in accordance with all appropriate laws by filing such certificate of merger, articles of merger or other appropriate documents (in any such case, the “Certificate of Merger”) with the Florida Department of State and the Secretary of State of the State of Delaware.  The Merger shall become effective at the time specified in the Certificate of Merger or otherwise in accordance with applicable law (the time the Merger becomes effective being the “Effective Time”).

          Section 1.3     Merger Consideration; Conversion of Shares.  At the Effective Time, by virtue of the Merger and without any action on the part of CRT FL, CRT LLC, CRT MD or any shareholder, (i) each outstanding share of CRT FL common stock will convert and thereafter be deemed to represent one share of CRT MD common stock, (ii) each outstanding share of CRT FL 8½% Series A Cumulative Redeemable Preferred Stock will convert and thereafter be deemed to represent one share of CRT MD 8½% Series A Cumulative Redeemable Preferred Stock, and (iii) each outstanding option to acquire any shares of CRT FL capital stock will, on a one-to-one basis, convert and thereafter be deemed to represent an option to acquire a like number of shares of CRT MD capital stock of the same class and series, such that the shareholders of CRT FL before the Merger will own the same number of shares and class of stock in CRT MD after the Merger.

          Section 1.4     Effects of the Merger.  The Merger shall have the effects set forth in the Delaware Limited Liability Company Act and the Florida Business Corporation Act.  Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of CRT FL shall vest in CRT LLC and all debts, liabilities, duties and obligations of CRT FL shall become the debts, liabilities, duties and obligations of CRT LLC.  At the Effective Time, no shareholder of CRT FL before the Effective Time shall have any continuing rights of any kind whatsoever in CRT FL or CRT LLC, and each such shareholder shall be a shareholder of CRT MD only pursuant to the terms hereof.

          Section 1.5     Surviving Entity Organizational Documents.  The certificate of formation and limited liability operating agreement of CRT LLC in effect at the Effective Time shall be the certificate of formation and limited liability operating agreement immediately after the Effective Time, until thereafter amended.

          Section 1.6     Subsequent Actions.  If, at any time after the Effective Time, CRT LLC shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to continue in, vest, perfect or confirm of record or otherwise in CRT LLC its right, title or interest in, to or under any of the rights, properties, privileges, franchises or assets of CRT FL acquired or to be acquired by CRT LLC as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the proper officers of CRT LLC shall be and hereby are directed and authorized to execute and deliver, in the name and on behalf of CRT FL, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of CRT FL or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties, privileges, franchises or assets in CRT LLC or otherwise to carry out this Agreement.

ARTICLE II.

OTHER

          Section 2.1     Governing Law  This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

          Section 2.2     Dissenters’ Rights.  No dissenters’ or appraisal rights shall be available with respect to the Merger.

          IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

CRT PROPERTIES, INC. (FLORIDA)

By:

Name:
Title:

CRT LLC

By:

Name:
Title:

CRT PROPERTIES, INC. (MARYLAND)

By:

Name:
Title:

APPENDIX B

ARTICLES OF INCORPORATION

OF

CRT PROPERTIES, INC.

ARTICLE I

INCORPORATOR

          The undersigned, Ettore A. Santucci, whose address is c/o Goodwin Procter LLP, 53 State Street, Boston, Massachusetts, 02190, being at least 18 years of age, does hereby form a corporation under the general laws of the State of Maryland.

ARTICLE II

NAME

          The name of the Corporation is:

CRT Properties, Inc.

ARTICLE III

PURPOSE

          The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of these Articles, “REIT” means a real estate investment trust under Sections 856 through 860 of the Code.

ARTICLE IV

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

          The address of the principal office of the Corporation in the State of Maryland is c/o The  Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21202. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, whose post office address is 300 East Lombard Street, Baltimore, MD 21202.  The resident agent is a Maryland corporation.

ARTICLE V

PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

          Section 5.1.          Number of Directors.  The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.  The number of directors of the Corporation initially shall be eight (8).  Except as may be provided by the Board of Directors in setting the terms of any class or series of stock, the number of directors serving on the Board of Directors may be increased or decreased only by the Board of Directors pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”). The names of the directors who shall serve until the first annual meeting of stockholders and until their successors are duly elected and qualify are:

Victor A. Hughes, Jr., Chairman of the Board
D. Pike Aloian
Thomas J. Crocker
Benjamin C. Bishop, Jr.
Peter J. Farrell
David B. Hiley
Randall E. Paulson
George F. Staudter

          Except as may be provided by the Board of Directors in setting the terms of any class or series of stock, the above directors may increase the number of directors and may fill any vacancy, whether resulting from an increase in the number of directors or otherwise, on the Board of Directors occurring before the first annual meeting of stockholders in the manner provided in the Bylaws.

          The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-802(b) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred.

          Section 5.2.          Authorization by Board of Stock Issuance.  The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in these Articles of Incorporation or the Bylaws.

          Section 5.3.          Preemptive Rights.  Except as may be provided by the Board of Directors in setting the terms of any class or series of stock or as may otherwise be provided by contract, no holder of shares of stock of the Corporation shall have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

          Section 5.4.          Indemnification.  The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation, or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

          Section 5.5.          Determinations by Board.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; the number of shares of stock of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, these Articles of Incorporation or the Bylaws or otherwise to be determined by the Board of Directors.

          Section 5.6.          REIT Qualification.  The Board of Directors shall use its commercially reasonable efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election.

          Section 5.7.          Removal of Directors.  Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, upon the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors. A majority of the directors may remove a director for cause. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

ARTICLE VI

CAPITAL STOCK

          Section 6.1.          Capital Stock.

                       6.1.1        Authorized Shares.  The Corporation has authority to issue 150,000,000 shares of stock, consisting of 100,000,000 shares of Common Stock, $0.01 par value per share (“Common Stock”), and 50,000,000 shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”).  The aggregate par value of all of the Corporation’s shares is $1,500,000.  If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. Except as may be provided by the Board of Directors in setting the terms of any class or series of stock, the Board of Directors, with the approval of a majority of the Board and without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

                       6.1.2        Classified or Reclassified Shares.  The Board of Directors may reclassify any unissued shares of Common Stock, and classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series, from time to time in one or more classes of series of stock.  Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Section 6.4 below and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, including, without limitation, restrictions on transferability, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.1.2 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other charter document.

          Section 6.2.          Common Stock.  Subject to the provisions of this Article VI and except as may otherwise be specified in the terms of any class or series of Common Stock, each share of Common Stock shall entitle the holder thereof to one vote.

          Section 6.3.          Preferred Stock.

                       6.3.1          Designation of Rights, Preferences and Limitations of Series A Preferred Stock.  The following is a description of the rights, preferences and limitations of the Corporation’s preferred stock designated as “8-1/2% series A Cumulative Redeemable Preferred Stock” and shall be referred to herein as “Series A Preferred Stock.”

(a) Number of Shares. The number of shares initially constituting the Series A Preferred Stock shall be 2,990,000.

(b) Dividends.

                                   (i)          Subject to the preferential rights of the holders of any class or series of capital stock of the Corporation ranking prior to the Series A Preferred Stock as to dividends, the holders of the outstanding shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, cumulative preferential cash dividends at the rate of 8-1/2% of the $25.00 liquidation preference per year, or $2.125 per share of Series A Preferred Stock per year. Dividends on the Series A Preferred Stock shall begin to accrue and shall be cumulative from the date of original issuance and shall be payable quarterly in arrears in cash on the 15th day of March, June, September and December or, if not a “Business Day”, meaning any day other than a Saturday, Sunday or other day on which state or federally chartered banks in New York City are authorized or required by law or executive order to close, the next succeeding Business Day (each, a “Dividend Payment Date”), with the same force and effect as if paid on such Dividend Payment Date and no interest or additional dividends or other sum shall accrue on the amount so payable for the period from and after such Dividend Payment Date to such succeeding Business Day.  Any dividends payable on the Series A Preferred Stock for any partial dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on any Dividend Payment Date or any other date shall include dividends accrued to but excluding such Dividend Payment Date or other date, as the case may be. Dividends will be payable to holders of record as they appear in the share records of the Corporation at the close of business on the applicable record date, which shall be the first day of the calendar month in which the applicable Dividend Payment Date falls or such other date designated by the Board of Directors of the Corporation for the payment of distributions that is not more than fifty (50) nor less than ten (10) days prior to such Dividend Payment Date (each, a “Dividend Record Date”).

                                   (ii)          If any shares of Series A Preferred Stock are outstanding, no dividends will be declared or paid, or set apart for payment, on any capital stock of the Corporation or any other class or series of stock ranking, as to dividends, on a parity with, or junior to, the Series A Preferred Stock for any period unless full cumulative dividends have been, or contemporaneously are, declared and paid, or declared and a sum sufficient for the payment thereof set apart for such payment, on the Series A Preferred Stock for all past periods and the then current period. If on any Dividend Payment Date, dividends are not paid in full (or a sum sufficient for such full payment is not set apart therefor) on the Series A Preferred Stock and any other classes or series of the Corporation’s Preferred Stock ranking, as to dividends, on a parity with the Series A Preferred Stock, all dividends declared on the Series A Preferred Stock and such other classes or series of Preferred Stock shall be declared pro rata such that the amount of dividends declared per share of Series A Preferred Stock and such other class or series of Preferred Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of Series A Preferred Stock and such other class or series of Preferred Stock bears to each other.

                                   (iii)          Except as provided in Section 6.3.1(b)(ii) above, unless full cumulative dividends on the Series A Preferred Stock have been, or contemporaneously are, declared and paid in full (or a sum sufficient for such full payment is set apart therefor) on the Series A Preferred Stock for all accrued and unpaid dividends, and any dividends due on such date on the Series A Preferred Stock, no dividends (other than dividends payable in shares of Common Stock or shares of any other outstanding class or series of the Corporation’s capital stock ranking junior to the Series A Preferred Stock as to dividends and as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation) shall be declared or paid, or set apart for payment, nor shall any other distribution be declared or made upon the Common Stock of the Corporation or any class or series of the Corporation’s capital stock ranking junior to or on parity with the Series A Preferred Stock as to dividends and as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, nor shall any shares of Common Stock of the Corporation or any class or series of  the Corporation’s capital stock ranking junior to or on parity with the Series A Preferred Stock as to dividends and as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation be redeemed, purchased or otherwise acquired for any consideration (or any money paid to or made available for a sinking fund for the redemption of any such shares of junior or parity stock) by the Corporation (except by conversion into, or exchange for, shares of any other class or series of the Corporation’s capital stock ranking junior to or on parity with the Series A Preferred Stock as to dividends and as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation and except for the purchases of shares of Excess Stock by the Corporation pursuant to Article VI (or any similar provisions) of these Articles of Incorporation or any provision of Article VI (or any similar provisions) of these Articles of Incorporation allowing the Corporation to redeem or repurchase shares of its capital stock to preserve its status as a REIT for federal income tax purposes.)

                                   (iv)          No dividends on the Series A Preferred Stock will be declared by the Board of Directors or paid or set apart for payment if such declaration, payment or setting apart for payment would violate any agreement, including any agreement relating to the Corporation’s indebtedness, to which the Corporation is a party or is restricted or prohibited by law.  Dividends on the Series A Preferred Stock will, nonetheless, accrue whether or not any of the foregoing restrictions exist, whether or not there are funds legally available for the payment thereof and whether or not they are declared, and accumulated but unpaid dividends will accrue as of the Dividend Payment Date on which they first become payable.

                                   (v)          Any dividend payment made on the Series A Preferred Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable. No interest or sum of money in lieu of interest, shall be payable in respect of any dividend payment of payments on the Series A Preferred Stock which may be in arrears, and holders of the Series A Preferred Stock will not be entitled to any dividends, whether payable in cash, securities or other property, in excess of the full cumulative dividends described herein.

                                   (vi)          If, for any taxable year, the Corporation elects to designate as “capital gain dividends,” as defined in the Code, any portion of the dividends paid or made available for the year to the holders of all classes and series of the Corporation’s capital stock, then the portion of the dividends designated as capital gain dividends that will be allocable to the holders of the Series A Preferred Stock will be an amount equal to the total capital gain dividends multiplied by a fraction, the numerator of which will be the total dividends, within the meaning of the Code, paid or made available to the holders of the Series A Preferred Stock for the year, and the denominator of which will be the total dividends paid or made available to holders of all classes and series of the Corporation’s capital stock.

                       6.3.2          Liquidation, Dissolution and Winding Up.

                              (a)          In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of any outstanding Series A Preferred Stock, and any other Preferred Stock ranking on parity with the Series A Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, will be entitled to receive out of the assets of the Corporation available for distribution to shareholders remaining after payment or provision for payment of all debts and other liabilities of the Corporation (and payment in respect of any rights of any class or series of capital stock of the Corporation ranking prior to the Series A Preferred Stock), but before any distribution is made in respect of any shares of the Corporation’s capital stock ranking junior to the Series A Preferred Stock and such other Preferred Stock as to payments upon liquidation, dissolution or winding up of the Corporation, a liquidation preference of $25.00 per share, payable in cash or property valued by the Board of Directors in good faith, plus an amount equal to all accrued and unpaid dividends to the date of such payment.

                              (b)          If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available therefor are insufficient to pay the full amount of liquidating distributions to the holders of outstanding Series A Preferred Stock and any other Preferred Stock ranking on a parity with the Series A Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, then holders of Series A Preferred Stock and such other Preferred Stock shall share ratably in any distribution of assets in proportion to the full liquidating distribution to which they would otherwise be respectively entitled.

                              (c)          After payment of the full amount of the liquidating distributions (including any accrued and unpaid dividends) to which they are entitled, the holders of Series A Preferred Stock, as such, will not be entitled to any further participation in any distribution of assets by the Corporation, and the remaining assets of the Corporation shall be distributed among the holders of any other classes or series of the Corporation’s capital stock ranking junior to the Series A Preferred stock as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation according to their respective rights and preferences.

                              (d)          For purposes of this Section 6.3.2, neither a consolidation or merger of the Corporation with or into another corporation nor a merger of another corporation with or into the Corporation, nor a sale, lease or conveyance of all or substantially all of the Corporation’s property or business will be considered a liquidation, dissolution or winding up of the Corporation.

                       6.3.3          Voting Rights.

                              (a)          Except as required by law and as expressly set forth in this Section 6.3.3, the holders of Series A Preferred Stock shall not have any voting rights. On any matter submitted to a vote of the holders of the Series A Preferred Stock or on which the Series A Preferred Stock is entitled to vote, each share of Series A Preferred Share will be entitled to one vote except that when shares of any other series of Preferred Stock have the right to vote with the Series A Preferred Stock as a single class on any matter, the Series A Preferred Stock and the shares of the such series of Preferred Stock will have one vote for each $25.00 of liquidation preference.

                              (b)          Whenever dividends on the Series A Preferred Stock shall be in arrears for six (6) or more quarterly periods (whether or not such periods are consecutive), the number of directors then constituting the Board of Directors shall automatically increase by two (if not already increased by two by reason of the election of directors by the holders of any other class or series of capital stock of the Corporation upon which like voting rights have been conferred and are exercisable, and with which such series the holders of Series A Preferred Stock were, or are, entitled to vote as a class with respect to the election of such directors) and the holders of Series A Preferred Stock (voting separately as a class with all other classes or series of the Corporation’s capital stock upon which like voting rights have been conferred and are exercisable, and which are entitled to vote as a class with the Series A Preferred Stock with respect to the election of such directors) will be entitled to elect two directors to fill the vacancies created by such increase in the number of directors constituting the Board of Directors at a special meeting called by an officer of the Corporation at the request of the holders of record of at least 10% of the outstanding shares of Series A Preferred Stock or the holders of any other class or series of the Corporation’s capital stock upon which like voting rights have been conferred and are exercisable and which is entitled to vote as a class with the Series A Preferred Stock in such election (unless such request is received less than 90 days prior to the date fixed for the next annual or special meeting of shareholders, in which case the vote for such directors shall be held at such annual or special meeting of shareholders), and at each subsequent annual meeting of shareholders until all accrued and unpaid dividends on the Series A Preferred Stock shall have been fully paid, or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the right of the holders of the Series A Preferred Stock to elect such directors shall cease and (unless there are one or more other classes or series of the Corporation’s capital stock upon which like voting rights have been conferred and remain exercisable) the term of office of such directors so elected shall automatically terminate, such directors shall no longer be qualified to serve and the authorized number of directors constituting the Board of Directors shall thereupon be reduced by two;  provided that, the holders of the Series A Preferred Stock will retain the voting rights described in this Section 6.3.3(b) to be exercised in the event that a similar dividend arrearage occurs in the future. Any special meeting requested pursuant to this Section 6.3.3(b) shall be held on the earliest practicable date at a place reasonably designated by the holders of the capital stock requesting the meeting, or, if none, at a place reasonably designated by the Secretary of the Corporation, upon notice similar to that required for an annual meeting of shareholders. If such special meeting is not called by an officer of the Corporation within 30 days after such request (except in the case that an annual or special meeting of shareholders is scheduled within 90 days following such request), the holders of record of at least 10% of the outstanding Series A Preferred Stock may designate, in writing, a holder of Series A Preferred Stock to call such meeting at the expense of the Corporation, and such meeting may be called by the holder so designated upon notice similar to that required for an annual meeting of shareholders and shall be held at the place designated by such holder. At all times that the voting rights conferred upon the holder of Series A Preferred Stock by this Section 6.3.3(b) are exercisable, the holders of Series A Preferred Stock shall have access to the stock transfer records of the Corporation. The Corporation shall pay all costs and expenses of calling and holding any meeting and of electing directors pursuant to this Section 6.3.3(b), including, without limitation, the cost of preparing, reproducing and mailing the notice of any such meeting and any related proxy statement or similar soliciting materials, the cost of renting a room for any such meeting and the cost of collecting and tabulating votes. The procedures in this Section 6.3.3(b) for calling of meetings and election of the directors shall, to the extent permitted by law, supersede anything inconsistent contained in the Articles of Incorporation or By-laws of the Corporation.

                               (c)          So long as any shares of Series A Preferred Stock are outstanding, the number of directors constituting the entire Board of Directors shall at all times be such that the exercise, by the holders of Series A Preferred Stock and the holders of any other classes or series of capital stock of the Corporation upon which like voting rights have been conferred, of the right to elect directors under circumstances set forth above will not contravene any provision of the Articles of Incorporation or By-laws of the Corporation, including any provisions restricting the number of directors which may constitute the entire Board of Directors. If, at any time when the voting rights conferred upon the holders of Series A Preferred Stock pursuant to Section 6.3.3(b) are exercisable, any vacancy on the Board of Directors created by the resignation or removal of a director elected pursuant to Section 6.3.3(b) shall be filled only by the remaining director elected pursuant to Section 6.3.3(b) or by the vote of the holders of record of the outstanding Series A Preferred Stock and any other classes or series of the Corporation’s capital stock entitled to vote with Series A Preferred Stock pursuant to Section 6.3.3(b). Any director elected or appointed pursuant to Section 6.3.3(b) or this Section 6.3.3(c) may only be removed by the holders of Series A Preferred Stock and the holders of any other classes or series of the Corporation’s capital stock entitled to vote with the Series A Preferred Stock for such director, and may not be removed by the holders of the Common Stock.

                               (d)          So long as any shares of Series A Preferred Stock remain outstanding, the holders of the Series A Preferred Stock will be entitled to vote as a class upon any proposed amendment to the Articles of Incorporation if the amendment would increase or decrease the aggregate number of authorized shares of Series A Preferred Stock, increase or decrease the par value of the Series A Preferred Stock or change the designations, rights, preferences or limitations of the Series A Preferred Stock, and no such amendment shall be made without the affirmative vote or consent of the holders of at least two-thirds of the shares of Series A Preferred Stock then outstanding. In addition, so long as any shares of Series A Preferred Stock remain outstanding, the Corporation will not, without the affirmative vote or consent of the holders of at least two-thirds of the shares Series A Preferred Stock then outstanding, given in person or by proxy, at a meeting (such series voting separately as a class), (i) authorize, create or issue, or increase the authorized or issued amount of, any class or series of capital stock of the Corporation ranking prior to the Series A Preferred Stock with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation or reclassify any authorized capital stock of the Corporation into any such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares, or (ii) amend, alter or repeal the provisions of the Articles of Incorporation (or any applicable amendments thereto), so as to materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock or the holders thereof, or (iii) enter into any share exchange that affects the shares of Series A Preferred Stock, or consolidate with or merge into any other entity or permit any other entity to consolidate with or merge into the Corporation, unless in each such case described in this clause (iii) each share of Series A Preferred Stock then outstanding remains outstanding without a material adverse change to its terms and rights or is converted into or exchanged for preferred stock of the surviving or resulting entity having preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions or redemption identical to those of the Series A Preferred Stock; provided, however, that (A) any increase in the amount of the authorized Preferred Stock or Common Stock or the creation or issuance of any other series of Preferred Stock, or (B) any increase in the amount of authorized or outstanding shares of Series A Preferred Stock or any other class or series of Preferred Stock, in each case ranking on a parity with or junior to the Series A Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers. For purposes of this paragraph, the filing in accordance with applicable law of any articles of amendment or similar document setting forth or changing the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or other terms of any class or series of capital stock of the Corporation shall be deemed an amendment to the Articles of Incorporation.

                              (e)          The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series A Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                       6.3.4          Redemption.

                              (a)          Except in certain circumstances relating to the preservation of the Corporation’s status as a REIT for federal income tax purposes described in Section 6.4 of this Article VI, the Series A Preferred Stock will not be redeemable prior to September 10, 2008. On or after September 10, 2008, the Corporation, at its option, upon not less than 30 nor more than 60 days’ prior written notice to the holders of record of the Series A Preferred Stock to be redeemed, may redeem the Series A Preferred Stock, in whole or in part, at any time or from time to time, at a redemption price of $25.00 per share, plus all accrued and unpaid dividends thereon to the date of redemption (except as provided below in Section 6.3.4(c)), without interest, to the extent the Corporation has funds legally available therefor.  Holders of certificates evidencing Series A Preferred Stock to be redeemed shall surrender such certificates at the place designated in such notice and shall be entitled to the redemption price and any accrued and unpaid dividends payable upon such redemption following such surrender. If notice of redemption of any Series A Preferred Stock has been given and if the funds necessary for such redemption have been set aside by the Corporation in trust for the benefit of the holders of any Series A Preferred Stock so called for redemption, then from and after the redemption date dividends will cease to accumulate on such Series A Preferred Stock, such Series A Preferred Stock shall no longer be deemed outstanding and all rights of the holders of such shares will terminate, except the right to receive the redemption price and all accrued and unpaid dividends thereon. If fewer than all of the outstanding Series A Preferred Stock are to be redeemed, the Series A Preferred Stock to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional shares of Series A Preferred Stock) or by lot or by any other equitable method determined by the Corporation. Any shares of Series A Preferred Stock which are redeemed pursuant to this Section 6.3.4 shall, at the option of the Board of Directors, either (i) be cancelled, (ii) constitute authorized but unissued shares of capital stock of the Corporation or (iii) constitute treasury shares.

                              (b)          Notice of redemption pursuant to Section 6.3.4(a) will be mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days’ prior to the redemption date, to the respective holders of record of the Series A Preferred Stock to be redeemed at their respective addresses as they appear on the Corporation’s stock transfer records. Additionally, so long as the Series A Preferred Stock is held in book-entry form, notice of redemption shall be given by publication in The Wall Street Journal or, if such newspaper is not then being published, another newspaper of general circulation in The City of New York, such publication to be made at least once a week for two successive weeks commencing not less than 30 nor more than 60 days prior to the redemption date. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series A Preferred Stock except to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the redemption price and all accrued and unpaid dividends thereon; (iii) the number of Series A Preferred Stock to be redeemed; (iv) the place or places where the certificates evidencing the Series A Preferred Stock are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the Series A Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of Series A Preferred Stock to be redeemed from such holder and the method by which shares will be selected for redemption.

                              (c)          The holders of record of Series A Preferred Stock at the close of business on a Dividend Record Date will be entitled to receive, on the corresponding Dividend Payment Date, the dividend payable with respect to the Series A Preferred Stock held by such holders on such Dividend Record Date notwithstanding the redemption thereof between such Dividend Record Date and the corresponding Dividend Payment Date or the Corporation’s default in the payment of the dividends due. Except as provided above, the Corporation will make no payment or allowance for unpaid dividends, whether or not in arrears, on Series A Preferred Stock to be redeemed pursuant to Section 6.3.4(a).

                              (d)          Unless full cumulative dividends on all outstanding shares of  Series A Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, no shares of Series A Preferred Stock shall be redeemed unless all outstanding shares of Series A Preferred Stock are simultaneously redeemed; provided, however, that the foregoing shall not prevent the conversion of shares of Series A Preferred Stock into Excess Stock and the transfer of such shares to a Trust pursuant to Section 6.4 below or the Corporation’s purchase of shares of Series A Preferred Stock that have been converted into shares of Excess Stock pursuant to Section 6.4.5(j) of this Article VI below, or the redemption of shares of Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to the holders of all outstanding shares of Series A Preferred Stock. In addition, unless full cumulative dividends on all outstanding shares of Series A Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, the Corporation shall not purchase or otherwise acquire, directly or indirectly, any shares of Series A Preferred Stock (except by conversion into or exchange for capital stock of the Corporation ranking junior to the Series A Preferred Stock as to the payment of dividends and with respect to the distribution of assets upon liquidation, dissolution and winding up of the Corporation); provided, however, that the foregoing shall not prevent the conversion of shares of Series A Preferred Stock into Excess Stock and the transfer of such shares to a Trust pursuant to Section 6.4 below or the Corporation’s purchase of shares of Series A Preferred Stock that have been converted into shares of Excess Stock pursuant to Section 6.4.5(j) of this Article VI below, or the  redemption of shares of Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Preferred Stock.

                       6.3.5          Ranking.  In respect of rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation, the Series A Preferred Stock shall rank (a) senior to the Corporation’s Common Stock and senior to any other class or series of the Corporation’s capital stock other than the capital stock referred to in clauses (b) and (c) of this sentence, (b) on a parity with any class or series of the Corporation’s capital stock the terms of which specifically provide that such class or series of capital stock ranks on a parity with the Series A Preferred Stock in respect to rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation and (c) junior to any class or series of the Corporation’s capital stock the terms of which specifically provide that such class or series of capital stock ranks senior to the Series A Preferred Stock in respect to rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation. The term “capital stock” does not include convertible debt securities.

                       6.3.6          Form, Registration and Transfer.

                              (a)          The Series A Preferred Stock shall initially be held in book-entry only form. In the event that (i) the depositary gives reasonable notice to the Corporation or to the then acting registrar that that it is unwilling or unable to continue as depositary and a successor depositary is not appointed by the Corporation within 90 days, or (ii) the depositary ceases to be eligible for any reason and a successor depositary is not appointed by the Corporation within 90 days, or (iii) the Corporation decides to discontinue use of the system of book-entry transfers through the depositary or its successor, any existing global certificate will be exchanged for certificates of Series A Preferred Stock in definitive form of like tenor and of an equal aggregate number of shares. The depositary will provide to the registrar and transfer agent the name or names in which the registrar and transfer agent is to register these definitive certificates. Such definitive certificates shall have exact terms, conditions, rights, preferences and limitations as the global certificates had prior to the issuance of definitive certificates.

                              (b)          The Corporation shall keep at its principal office a register for the registration of Series A Preferred Stock. The Corporation may deem and treat the registered holder(s) of the Series A Preferred Stock as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing on the Series A Preferred Stock certificates made by any Person) and the Corporation shall not be affected by any notice to the contrary other than pursuant to Section 6.3.8 below.  So long as the Series A Preferred Stock is held in book-entry only form, the depositary shall be the sole registered holder for all purposes under these Articles of Incorporation. For the purpose of these Articles of Incorporation, all references herein to a holder of Series A Preferred Stock shall refer to a registered holder of Series A Preferred Stock.

                              (c)          At such time, if ever, that shares of Series A Preferred Stock are held in definitive form, upon the surrender of any certificate representing Series A Preferred Stock at the Corporation’s principal office, the Corporation shall, at the request of the record holder of the certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange representing in the aggregate the number of shares of Series A Preferred Stock represented by the surrendered certificate. Each new certificate shall be registered in the name and represent the number of shares of Series A Preferred Stock requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. Any Transfer of Series A Preferred Stock shall be subject, however, to any applicable contractual or other restrictions on Transfer and the payment of any applicable transfer taxes by the transferring holder in the event of a Transfer to a name other than the name of the transferring holder.

                       6.3.7          Replacement.  Upon receipt of evidence reasonably satisfactory to the Corporation (e.g., an affidavit of the registered holder) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series A Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (it being understood that the unsecured indemnity of an original purchaser of the Series A Preferred Stock or an affiliate thereof shall be satisfactory), or, in the case of any such mutilation, upon surrender of the mutilated certificate, the Corporation shall (at its expense) execute and deliver in replacement a new certificate of like kind representing the number of shares of Series A Preferred Stock represented by the lost, stolen, destroyed or mutilated certificate and dated the date of the lost, stolen, destroyed or mutilated certificate.

                       6.3.8          Amendment and Waiver.  No amendment, modification or waiver will be binding or effective with respect to any provision of this Section 6.3 without the prior written consent of holders of not less than a majority of the shares of Series A Preferred Stock outstanding at the time that the action is taken. No change in the terms of this Section 6.3 may be accomplished by merger or consolidation of the Corporation with another corporation unless the Corporation has obtained the prior affirmative vote or written consent of holders of not less than a majority of the shares of Series A Preferred Stock then outstanding.

          Section 6.4.            Restrictions on Ownership and Transfer of Capital Stock.

                       6.4.1          Definitions.  For purposes of this Article VI, the following terms shall have the meanings set forth below:

                              “Aggregate Look-Through Stock Ownership Limit” shall mean not more than 15 percent in value of the aggregate of the outstanding shares of Capital Stock, excluding any such outstanding Capital Stock which is not treated as outstanding for federal income tax purposes.  Notwithstanding the foregoing, for purposes of determining the percentage ownership of Capital Stock by any Person, shares of Capital Stock that are treated as Beneficially Owned or Constructively Owned by such Person shall be deemed outstanding.  The value of the outstanding shares of Capital Stock shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

                              “Aggregate Stock Ownership Limit” shall mean 9.8 percent in value of the aggregate of the outstanding shares of Capital Stock, excluding any such outstanding Capital Stock which is not treated as outstanding for federal income tax purposes.  Notwithstanding the foregoing, for purposes of determining the percentage ownership of Capital Stock by any Person, shares of Capital Stock that are treated as Beneficially Owned or Constructively Owned by such Person shall be deemed outstanding.  The value of the outstanding shares of Capital Stock shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

                              “Beneficial Ownership” shall mean ownership of Capital Stock either actually (including through a nominee) or constructively through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

“Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

                              “Charitable Beneficiary” shall mean, with respect to any Trust, one or more organizations described in each of Section 170(b)(1)(A) (other than clauses (vii) and (viii) thereof) and Section 170(c)(2) of the Code that are named by the Corporation as the beneficiary or beneficiaries of such Trust, in accordance with the provisions of Section 6.4.3 of this Article VI.

“Common Stock” shall mean that Common Stock issued or that may be issued pursuant to this Article VI.

                              “Common Stock Look-Through Ownership Limit” shall mean not more than 15 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation, excluding any such outstanding Common Stock which is not treated as outstanding for federal income tax purposes.  Notwithstanding the foregoing, for purposes of determining the percentage ownership of Common Stock by any Person, shares of Common Stock that are treated as Beneficially Owned or Constructively Owned by such Person shall be deemed to be outstanding.  The number and value of shares of outstanding Common Stock of the Corporation shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

                              “Common Stock Ownership Limit” shall mean 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation, excluding any such outstanding Common Stock which is not treated as outstanding for federal income tax purposes.  Notwithstanding the foregoing, for purposes of determining the percentage ownership of Common Stock by any Person, shares of Common Stock that are treated as Beneficially Owned or Constructively Owned by such Person shall be deemed to be outstanding.  The number and value of shares of outstanding Common Stock of the Corporation shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

                              “Constructive Ownership” shall mean ownership of Capital Stock either actually (including through a nominee) or constructively through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

                              “Individual” shall mean an individual, a trust qualified under Section 401(a) or Section 501(c)(17) of the Code, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, or a private foundation within the meaning of Section 509(a) of the Code, provided that, except as set forth in Section 856(h)(3)(A)(ii) of the Code, a trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code shall be excluded from this definition.

                              “Look-Through Entity” shall mean a Person that is either (i) a trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code as modified by Section 856(h)(3) of the Code, (ii) registered under the Investment Corporation Act of 1940 or (iii) a government plan as described in Section 414(d) of the Code

                              “Market Price” shall mean the last reported sales price reported on the New York Stock Exchange of the Capital Stock on the trading day immediately preceding the relevant date, or if the Capital Stock is not then traded on the New York Stock Exchange, the last reported sales price of the Capital Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Capital Stock may be treaded, or if the Capital Stock is not then traded over any exchange or quotation system, then the market price of the Capital Stock on the relevant date as determined in good faith by the Board of Directors, which determination shall be conclusive for all purposes hereof.

“Non-Transfer Event” shall mean an event or other change in circumstances other than a purported Transfer, including, without limitation, any change in the value of any Capital Stock.

“Ownership Limits” shall mean the Aggregate Look-Through Stock Ownership Limit, the Aggregate Stock Ownership Limit, the Common Stock Look-Through Ownership Limit and the Common Stock Ownership Limit.

                              “Person” shall mean an Individual or any corporation, partnership, limited liability company, estate, trust, association, joint stock corporation or any other entity; but does not include an underwriter acting in a capacity as such in a public offering of shares of Capital Stock provided that the ownership of such shares of Capital Stock by such underwriter would not result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code, or otherwise result in the Corporation failing to qualify as a REIT.

“Preferred Stock” shall mean that Preferred Stock issued or that may be issued from time to time pursuant to this Article VI.

                              “Purported Beneficial Transferee” shall mean, with respect to any purported Transfer or Non-Transfer Event which results in a transfer to a Trust, as provided in Section 6.4.3 of this Article VI, the Purported Record Transferee, unless the Purported Record Transferee would have acquired or owned shares of Capital Stock for another Person who is the beneficial transferee or owner of such shares, in which case the Purported Beneficial Transferee shall be such Person.

                              “Purported Record Transferee” shall mean, with respect to any purported Transfer or Non-Transfer Event which results in a transfer to a Trust, as provided in Section 6.4.3 of this Article VI, the record holder of the shares of Capital Stock if such Transfer had been valid under Section 6.4.2 of this Article VI or the transfer to the Trust had not occurred.

                              “Restriction Termination Date” shall mean the date, if any, which the Board of Directors fixes as being the date after which it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify under the Code as a REIT.

                              “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition of Capital Stock, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Capital Stock, including (i) the granting or exercise of any option (or any disposition of any option) or entering into any agreement for the sale, transfer or other disposition of Capital Stock, or (ii) the sale, transfer, assignment or other disposition of any securities (or rights convertible into or exchangeable for Capital Stock), whether voluntary or involuntary, whether such transfer has occurred of record or beneficially or Beneficially or Constructively (including but not limited to transfers of interests in other entities which results in changes in Beneficial Ownership or Constructive Ownership of Capital Stock), and whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have the correlative meanings.

“Trust” shall mean any separate trust created and administered in accordance with the terms of Section 6.4.3 of this Article VI, for the exclusive benefit of any Charitable Beneficiary.

                              “Trustee” shall mean any Person unaffiliated with the Corporation, or a Purported Beneficial Transferee, or a Purported Record Transferee, that is appointed by the Corporation to serve as a trustee of a Trust.

6.4.2 Restriction on Ownership and Transfers.

                              (a)          Except as provided in Section 6.4.9 and subject to Section 6.5 of this Article VI, until the Restriction Termination Date, (1) no Person, other than a Look-Through Entity, shall Beneficially Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than a Look-Through Entity, shall Beneficially Own shares of Common Stock in excess of the Common Stock Ownership Limit, (3) no Look-Through Entity shall Beneficially Own shares of Capital Stock in excess of the Aggregate Look-Through Ownership Limit, and (4) no Look-Through Entity shall Beneficially Own shares of Common Stock in excess of the Common Stock Look-Through Ownership Limit.

                              (b)          Subject to Section 6.5 of this Article VI, until the Restriction Termination Date, no Person shall Beneficially Own shares of Capital Stock to the extent that such Beneficial Ownership of Capital Stock would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year).

                              (c)          Subject to Section 6.5 of this Article VI, until the Restriction Termination Date, no Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation failing to qualify as a REIT.

                              (d)          Subject to Section 6.5 of this Article VI, until the Restriction Termination Date, no Person shall Constructively Own Capital Stock to the extent that such Constructive Ownership would cause any income of the Corporation that would otherwise qualify as "rents from real property" for purposes of Section 856(d) of the Code to fail to qualify as such.

                              (e)          Subject to Section 6.5 of this Article VI, until the Restriction Termination Date, any purported Transfer of shares of Capital Stock that, if effective, would result in shares of Capital Stock being beneficially owned by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code shall be void ab initio and the intended transferee shall acquire no rights in such shares of Capital Stock.

6.4.3 Transfer of Capital Stock in Trust.

                              (a)          If any Transfer or Non-Transfer Event occurs which, if effective or otherwise, would result in any Person Beneficially Owning or Constructively Owning or beneficially owning (as applicable) shares of Capital Stock in violation of Section 6.4.2 of this Article VI, (i) then that number of shares of Capital Stock that otherwise would cause such Person to violate Section 6.4.2 of this Article VI (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.4.3(b), effective as of the close of business on the business day prior to the date of such Transfer or Non-Transfer Event, and such Purported Beneficial Transferee shall thereafter have no rights in such shares, or (ii) if, for any reason, the transfer to the Trust described in clause (i) of this sentence is not automatically effective as provided therein to prevent any Person from violating Section 6.4.2, then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 6.4.2 shall be void ab initio, and the Purported Beneficial Transferee shall have no rights in such shares.

                               (b)          Upon any purported Transfer or other event described in Section 6.4.3(a) of this Article VI that would result in a transfer of shares of Capital Stock to a Trust, such Capital Stock shall be deemed to have been transferred to the Trustee in his capacity as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries.  Such transfer to the Trustee shall be deemed to be effective as of the close of business on the business day prior to the purported Transfer or other event that results in a transfer to the Trust pursuant to Section  6.4.3(a) of this Article VI.  The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation, any Purported Beneficial Transferee and any Purported Record Transferee.  Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.4.3(g) of this Article VI.

                               (c)          Capital Stock held by the Trustee shall be issued and outstanding Capital Stock of the Corporation.  The Purported Beneficial Transferee or Purported Record Transferee shall have no rights in the shares of Capital Stock held by the Trustee.  The Purported Beneficial Transferee or Purported Record Transferee shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not posses any rights to vote or other rights attributable to the shares of Capital Stock held in the Trust.

                               (d)          The Trustee shall have all voting rights and rights to dividends or other distributions with respect to Capital Stock held in the Turst, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any dividend or other distribution paid prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee shall be paid to the Trustee upon demand, and any dividend or other distribution declared or authorized but unpaid with respect to such Capital Stock shall be paid when due to the Trustee.  Any dividends or distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary.  The Purported Record Transferee and Purported Beneficial Transferee shall have no voting rights with respect to the Capital Stock held in the Trust and, subject to Maryland law, effective as of the date the Capital Stock has been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Purported Record Transferee with respect to such Capital Stock prior to the discovery by the Corporation that the Capital Stock has been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, the Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this Article VI, unitl the Corporation has received notification that the Capital Stock has been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote and meeting, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

                              (e)          Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares of Capital Stock held in the Trust to a person, designated by the Trustee, whose ownership of the shares of Capital Stock will not violate the ownership limitations set forth in Section 6.4.2.  Upon such sale, the interest of the Charitable Beneficiary in the shares of Capital Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and to the Charitable Beneficiary as provided in this Section 6.3.4(e).  The Purported Record Transferee shall receive the lesser of (i) the price paid by the Purported Record Transferee for the shares of Capital Stock in transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such shares of Capital Stock at Market Price, the Market Price of such shares of Capital Stock on the day of the event which results in the transfer of such shares of Capital Stock to the Trust) and (ii) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares of Capital Stock held in the Trust.  The Trustee may reduce the amount payable to the Purported Record Transferee by the amount of dividends and distributions which have been paid to the Purported Record Transferee and are owed by the Purported Record Transferee to the Trustee pursuant to Section 6.4.3(d) of this Article VI.  Any net sales proceeds in excess of the amount payable to the Purported Record Transferee shall be immediately paid to the Charitable Beneficiary together with any dividends or other distributions thereon.  If, prior to the discovery by the Corporation that shares of such Capital Stock have been transferred to the Trustee, such shares of Capital Stock are sold by a Purported Record Transferee then (x) such shares of Capital Stock shall be deemed to have been sold on behalf of the Trust and (y) to the extent that the Purported Record Transferee received an amount for such shares of Capital Stock that exceeds the amount that such Purported Record Transferee was entitled to receive pursuant to this Section 6.4.3(e), such excess shall be paid to the Trustee upon demand.  In the event that shares of Series A Preferred Stock are transferred to a Trust pursuant to Section 6.4.3(a), the Corporation shall pay to Purported Record Transferee, to the extent of legally available funds, without interest, the excess, if any, of (A) the sum of $25.00 per transferred share, plus any dividends paid thereon while such share is held by the Trust, plus all accrued and unpaid dividends thereon through the date of payment pursuant to this sentence, over (B) the amount paid to the Purported Record Transferee pursuant to this Section 6.4.3(e) (other than this last sentence).

                              (f)          Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price paid by the Purported Record Transferee for the shares of Capital Stock in transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such shares of Capital Stock at Market Price, the Market Price of such shares of Capital Stock on the day of the event which results in the transfer of such shares of Capital Stock to the Trust) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer.  The Corporation may reduce the amount payable to the Purported Record Transferee by the amount of dividends and distributions which have been paid to the Purported Record Transferee and are owed by the Purported Record Transferee to the Trustee pursuant to Section 6.4.3(d) of this Article VI.  The Corporation will pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary.  The Corporation shall have the right to accept such offer until the Trustee has sold the shares of Capital Stock held in the Trust pursuant to Section 6.4.3(e).  Upon such sale to the Corporation, the interest of the Charitable Beneficiary in the shares of Capital Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee, and any dividends or other distribution held by the Trustee with respect to such Capital Stock shall thereupon be paid to the Charitable Beneficiary. In the event that shares of Series A Preferred Stock are transferred to a Trust pursuant to Section 6.4.3(a), the Corporation shall pay to Purported Record Transferee, to the extent of legally available funds, without interest, the excess, if any, of (A) the sum of $25.00 per transferred share, plus any dividends paid thereon while such share is held by the Trust, plus all accrued and unpaid dividends thereon through the date of payment pursuant to this sentence, over (B) the amount paid to the Purported Record Transferee pursuant to this Section 6.4.3(f) (other than this last sentence).

                              (g)          By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 6.4.2 in the hands of such Charitable Beneficiary and (ii) each Charitable Beneficiary is an organization described in Sections 170(b)(1)(A) (other than clauses (vii) and (viii) thereof) and 170(c)(2) of the Code.

                       6.4.4          Remedies for Breach.  If the Board of Directors of the Corporation or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or Non-Transfer Event has taken place that results in a violation of Section 6.4.2 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership, Constructive Ownership or beneficial ownership of any shares of Capital Stock in violation of Section 6.4.2 (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or otherwise prevent such violation, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer; provided, however, that any Transfer or attempted Transfer in violation of

Section 6.4.2 (or other event that results in a violation of Section 6.4.2) shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

                       6.4.5          Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership, Constructive Ownership or beneficial ownership of shares of Capital Stock that will or may violate Section 6.4.2(a) or any Person who held or would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 6.4.3(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation's status as a REIT.

                       6.4.6          Owners Required to Provide Information.   Until the Restriction Termination Date, each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

                       6.4.7          Remedies Not Limited.  Subject to Section 5.6, nothing contained in this Section 6.4 shall limit the authority of the Board of Directors of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation's status as a REIT.

                       6.4.8          Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Section 6.4, the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this Section 6.4 with respect to any situation based on the facts known to it.  In the event this Section 6.4 requires an action by the Board of Directors and the Corporation’s Articles of Incorporation fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Section 6.4.  Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 6.4.3) acquired or retained Beneficial Ownership, Constructive Ownership or beneficial ownership of Capital Stock in violation of Section 6.4.2, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned, Constructively Owned or beneficially owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

                       6.4.9          Exceptions.

                              (a)          The Ownership Limits set forth in Section 6.4.2(a) of this Article VI shall not apply to acquisitions of shares of Common Stock pursuant to a cash tender offer made for all outstanding shares of Common Stock of the Corporation (including securities convertible into shares of Common Stock) in conformity with applicable federal and state securities laws where two-thirds (2/3) of the outstanding shares of Common Stock (not including shares of Common Stock or securities convertible into shares of Common Stock held by the tender offerer and/or any “affiliates” or “associates” thereof within the meaning of the Securities Exchange Act of 1934, as amended) are duly tendered and accepted pursuant to the cash tender offer.

                              (b)          The Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Ownership Limits set forth in Section 6.4.2(a) of this Article VI if the Board of Directors determines that such exemption will not cause the Corporation to fail to qualify as a REIT under the Code if: (i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that such Person’s Beneficial Ownership, Constructive Ownership or beneficial ownership of such shares of Capital Stock will not now or in the future jeopardize the Corporation’s ability to qualify as a REIT under the Code; and (ii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.4.2 through 6.4.8) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Section 6.4.3(b).   Prior to granting any exception pursuant to this Section 6.4.9(b), the Board of Directors of the Corporation may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT.  Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

                              (c)          Subject to Section 6.4.2(b), (c), (d), and (e) and the remainder of this Section 6.4.9(c), the Board of Directors may from time to time increase one or more of the Ownership Limits for one or more Persons and decrease one or more of the Ownership Limitations for all other Persons; provided, however, that the decreased Ownership Limits will not be effective for any Person whose percentage ownership in Capital Stock is in excess of such decrease Ownership Limits.

                       6.4.10          Legends.  Each certificate for Capital Stock shall bear the following legend:

“The shares of CRT Properties, Inc. (the “Corporation”) represented by this certificate are subject to restrictions set forth in the Corporation’s Articles of Incorporation on, among others, Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the "Code").  Subject to certain further restrictions and except as expressly provided in the Corporation's Articles of Incorporation, (i) no Person (other than a Look-Through Entity) may Beneficially Own shares of the Corporation's Capital Stock in excess of 9.8 percent of the value of the oustanding shares of Capital Stock, (ii) no Person (other than a Look-Through Entity) may Beneficially Own shares of the Corporation's Common Stock in excess of 9.8 percent (in value or number of shares) of the outstanding shares of Common Stock;

(iii) no Look-Through Entity may Beneficially Own shares of the Corporation's Capital Stock in excess of 15 percent of the value of the outstanding shares of Capital Stock; (iv) no Look-Through Entity may Beneficially Own shares of the Corporation's Common Stock in excess of 15 percent (in value or number of shares) of the outstanding shares of Common Stock of the Corporation; (v) no Person may Beneficially Own Capital Stock that would result in the Corporation being "closely held" under Section 856(h) of the Code; (vi) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation failing to qualify as a REIT; (vii) no Person may Constructively Own Capital Stock to the extent that such Constructive Ownership would cause any income of the Corporation that would otherwise qualify as "rents from real property" for purposes of Section 856(d) of the Code to fail to qualify as such; and (viii) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being beneficially owned by fewer than 100 Persons.  Any Person who Beneficially Owns, Constructively Owns or beneficially owns (or attempts to Beneficially Own, Constructively Own or beneficially own) shares of Capital Stock which causes or will cause a Person to Beneficially Own, Constructively Own or beneficially own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation.  If any of the restrictions on transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries.  In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above.  Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.  All capitalized terms in this legend have the meanings defined in the Corporation's Articles of Incorporation, as the same may be amended from time to time.  The Corporation will furnish without charge, to each stockholder who so requests, a copy of the relevant provisions of the Articles of Incorporation and Bylaws of the Corporation, a copy of the provisions setting forth the designations, preferences, privileges and rights of each class of stock or series thereof that the Corporation is authorized to issue and the qualifications, limitations and restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of the Corporation or to the transfer agent named on the face hereof.”

          Section 6.5.          NYSE Transactions.  Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

          Section 6.6.          NO HEADING.  Nothing contained in this Article VI or in any other  provision of these Articles of Incorporation shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of the stockholders by preserving the Corporation’s qualification as a REIT under the Code.

          Section 6.7.          Severability.  If any provision of this Article VI or any application of any such provision is determined to be invalid by any court having jurisdiction over the issues, the validity of the remaining provision shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

          Section 6.8.          Enforcement.  The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

          Section 6.9.          Non-Waiver.  No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII

AMENDMENTS AND TRANSACTIONS OUTSIDE
THE ORDINARY COURSE OF BUSINESS

        Except as explicitly provided elsewhere in these Articles of Incorporation, the Corporation reserves the right from time to time to make any amendment to its charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding stock by classification, reclassification, or otherwise. All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation. These Articles of Incorporation may be amended (a) by a majority of the Board of Directors, without any action by the stockholders, to the extent permitted by Maryland law, (i) to change the name of the Corporation, (ii) to the change the name or other designation or the par value of any class or series of stock of the Corporation and the aggregate par value of the Corporation’s stock, or (b) if such amendment is declared advisable by the Board of Directors and approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. In addition, the Corporation shall not dissolve, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless declared advisable by the Board of Directors and approved by the affirmative vote of a majority of all votes entitled to be cast on the matter.

ARTICLE VIII

LIMITATION OF LIABILITY

          To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

          Neither the amendment nor repeal of this Article VIII, nor the adoption or amendment of any other provision of the charter or Bylaws inconsistent with this Article VIII, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(signature page follows)

          IN WITNESS WHEREOF, the Corporation has caused these Articles of Incorporation to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Corporate Secretary on this [    ] day of [  ], 2005.

ATTEST:		CRT PROPERTIES, INC.

By:		By:		(seal)

	William J. Wedge		Thomas J. Crocker
	Senior Vice President and Corporate Secretary		Chief Executive Officer

APPENDIX C

CRT PROPERTIES, INC.

BYLAWS

ARTICLE I

OFFICES

          Section 1.          PRINCIPAL OFFICE.  The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may designate.

          Section 2.          ADDITIONAL OFFICES.  The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

          Section 1.          PLACE.  All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set by the Board of Directors and stated in the notice of the meeting.

          Section 2.          ANNUAL MEETING.  An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on a date and at the time set by the Board of Directors during the month of May in each year.

          Section 3.          SPECIAL MEETINGS.

          (a)  General.  The chairman of the board, the president, the chief executive officer or Board of Directors may call a special meeting of the stockholders.  Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation upon the written request of stockholders entitled to cast not less than 10% of all the votes entitled to be cast at such meeting.

          (b)  Stockholder Requested Special Meetings.

          (1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”).  The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder that must be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Upon receiving the Record Date Request Notice, the Board of Directors may

fix a Request Record Date.  The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors.  If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which the Record Date Request Notice is received by the secretary.

          (2)  In order for any stockholder to request a special meeting, one or more written requests for a special meeting signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than 10% (the “Special Meeting Percentage”) of all of the votes entitled to be cast at such meeting (the “Special Meeting Request”) shall be delivered to the secretary.  In addition, the Special Meeting Request (a) shall set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those  lawful matters set forth in the Record Date Request Notice received by the secretary), (b) shall bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (c) shall set forth the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), the class, series and number of all shares of stock of the Corporation which are owned by each such stockholder, and the nominee holder for, and number of, shares owned by such stockholder beneficially but not of record, (d) shall be sent to the secretary by registered mail, return receipt requested, and (e) shall be received by the secretary within 60 days after the Request Record Date.  Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation or the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

          (3)  The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Corporation’s proxy materials).  The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the mailing of any notice of the meeting.

          (4)  Except as provided in the next sentence, any special meeting shall be held at such place, date and time as may be designated by the chairman of the board, the president, the chief executive officer or the Board of Directors, whoever has called the meeting.  In the case of any special meeting called by the secretary upon the request of stockholders (a “Stockholder Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a Stockholder Requested Meeting, then such meeting shall be held at 2:00 p.m. local time on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation.  In fixing a date for any special meeting, the chairman of the board, the president, the chief executive officer or the Board of Directors may consider such factors as he, she or it deems relevant within the good faith exercise of business judgment, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting.  In the case of any Stockholder Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date.  The Board of Directors may revoke the notice for any Stockholder Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

          (5)  If written revocations of requests for the special meeting have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered requests for a special meeting to the secretary, the secretary shall: (i) if the notice of meeting has not already been mailed, refrain from mailing the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for the special meeting, or (ii) if the notice of meeting has been mailed and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting written notice of any revocation of a request for the special meeting and written notice of the secretary’s intention to revoke the notice of the meeting, revoke the notice of the meeting at any time before ten days before the commencement of the meeting.  Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

          (6)  The chairman of the board, the president, the chief executive officer or the Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary.  For the purpose of permitting the inspectors to perform such review, no such purported request shall be deemed to have been delivered to the secretary until the earlier of (i) five Business Days after receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent at least the Special Meeting Percentage.  Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

          (7)  For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          Section 4.          NOTICE.  Not less than ten nor more than 60 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business or by any other means permitted by Maryland law.  If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid.

          Subject to Section 11(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice.  No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

          Section 5.          ORGANIZATION AND CONDUCT.  Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting:  the vice chairman of the board, if there be one, the president, the vice presidents in their order of rank and seniority, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy.  The secretary, or, in the secretary’s absence, an assistant secretary, or in the absence of both the secretary and assistant secretaries, an individual appointed by the Board of Directors or, in the absence of such appointment, an individual appointed by the chairman of the meeting shall act as secretary.  In the event that the secretary presides at a meeting of the stockholders, an assistant secretary, or in the absence of assistant secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting.  The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting.  The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) determining when the polls should be opened and closed; (f) maintaining order and security at the meeting; (g) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; and (h) concluding a meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting.  Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

          Section 6.          QUORUM.  At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation for the vote necessary for the adoption of any measure.  If, however, such quorum shall not be present at any meeting of the stockholders, the chairman of the meeting shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting.  At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

          The stockholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

          Section 7.          VOTING.  A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director.  Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.  A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the charter of the Corporation.  Unless otherwise provided by statute or by the charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order that voting be by ballot.

          Section 8.          PROXIES.  A stockholder may cast the votes entitled to be cast by the shares of stock owned of record by the stockholder in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by law.  Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting.  No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

          Section 9.          VOTING OF STOCK BY CERTAIN HOLDERS.  Stock of the Corporation registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock.  Any director or other fiduciary may vote stock registered in his or her name as such fiduciary, either in person or by proxy.

          Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

          The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder.  The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable.  On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

          Section 10.          INSPECTORS.  The Board of Directors, in advance of any meeting, may, but need not, appoint one or more individual inspectors or one or more entities that designate individuals as inspectors to act at the meeting or any adjournment thereof.  If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors.  In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the chairman of the meeting.  The inspectors, if any, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders.  Each such report shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting.  If there is more than one inspector, the report of a majority shall be the report of the inspectors.  The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

          Section 11.          ADVANCE NOTICE OF STOCKHOLDER NOMINEES FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS.

          (a)  Annual Meetings of Stockholders.

          (1)           Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with this Section 11(a).

          (2)           For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders.  To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation, not less than seventy (70) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that the date of a meeting is not publicly announced by the Corporation by mail, press release or otherwise more than seventy (70) days prior to the meeting, notice by the stockholder to be timely must be delivered to the secretary of the Corporation not later than the close of business on the tenth (10th) day following the day on which such announcement of the date of the meeting was made.  Such stockholder’s notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Corporation that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition and (D) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Corporation which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by clauses (ii) or (iii) of this paragraph (2) of this Section 11(a), the name and address of such stockholder, as they appear on the Corporation’s stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

          (3)          Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement of such action at least eighty (80) days prior to the first anniversary of the date of mailing of the notice of the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

          (4)          For purposes of this Section 11, “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

          (b)          Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 11.  In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (2) of this Section 11(a) shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 90th day prior to such special meeting and not later than 5:00 p.m., Eastern Time on the later of the 70th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

          (c)          General.

          (1)           Upon written request by the secretary or the Board of Directors or any committee thereof, any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11.  If a stockholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 11.

          (2)          Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11.  The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

          (3)          For purposes of this Section 11, (a) the “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

          (4)          Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11.  Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, nor the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

          Section 12.         CONTROL SHARE ACQUISITION ACT.  Notwithstanding any other provision of the charter of the Corporation or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law (the “MGCL”), or any successor statute shall not apply to any acquisition by any person of shares of stock of the Corporation.  This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

ARTICLE III

DIRECTORS

          Section 1.          GENERAL POWERS.  The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

          Section 2.          NUMBER, TENURE AND QUALIFICATIONS.  At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the MGCL, nor more than 12, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors.  The initial Board of Directors shall consist of eight (8) Directors until changed as provided herein.  Directors need not be stockholders of the Corporation.

          Section 3.          ANNUAL AND REGULAR MEETINGS.  An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary.  In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.  The Board of Directors may provide, by resolution, the time and place for the holding of regular meetings of the Board of Directors without notice other than such resolution.

          Section 4.          SPECIAL MEETINGS.  Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the chief executive officer, the president or by a majority of the directors then in office.  The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them.  The Board of Directors may provide, by resolution, the time and place for the holding of special meetings of the Board of Directors without other notice than such resolution.

          Section 5.          NOTICE.  Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, United States mail or courier to each director at his or her business or residence address.  Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting.  Notice by United States mail shall be given at least three days prior to the meeting.  Notice by courier shall be given at least two days prior to the meeting.  Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party.  Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director.  Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt.  Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid.  Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed.  Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

          Section 6.          QUORUM.  A majority of the directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the charter of the Corporation or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.

          The directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

          Section 7.          VOTING.  The action of the majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the charter or these Bylaws.  If enough directors have withdrawn from a meeting to leave less than a quorum but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the charter or these Bylaws.

          Section 8.            ORGANIZATION.  At each meeting of the Board of Directors, the chairman of the board or, in the absence of the chairman, the vice chairman of the board, if any, shall act as chairman of the meeting.  In the absence of both the chairman and vice chairman of the board, the chief executive officer or in the absence of the chief executive officer, the president or in the absence of the president, a director chosen by a majority of the directors present, shall act as chairman of the meeting.  The secretary or, in his or her absence, an assistant secretary of the Corporation, or in the absence of the secretary and all assistant secretaries, a person appointed by the chairman of the meeting, shall act as secretary of the meeting.

          Section 9.          TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

          Section 10.          CONSENT BY DIRECTORS WITHOUT A MEETING.  Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each director and is filed with the minutes of proceedings of the Board of Directors.

          Section 11.          VACANCIES.  If for any reason any or all the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder.  Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, vacancies on the Board of Directors shall be filled according to the following: (i) if the stockholders holding a majority of the votes entitled to be cast in the election of directors remove a director from office as provided in the charter, then a majority of the votes entitled to be cast for the election of directors shall be entitled to elect a successor to fill any resulting vacancy for the unexpired term of the removed director and until a successor is elected and qualifies, and (ii) if a majority of the directors remove a director for cause as provided in the charter, then the resulting vacancy may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum and any director elected to fill any such vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies.

          Section 12.          COMPENSATION.  Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors.  Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they performed or engaged in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

          Section 13.          LOSS OF DEPOSITS.  No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or stock have been deposited.

          Section 14.          SURETY BONDS.  Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.

          Section 15.          RELIANCE.  Each director, officer, employee and agent of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.

          Section 16.          CERTAIN RIGHTS OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.  The directors shall have no responsibility to devote their full time to the affairs of the Corporation.  Any director or officer, employee or agent of the Corporation, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to, in addition to or in competition with those of or relating to the Corporation.

ARTICLE IV

COMMITTEES

          Section 1.          NUMBER, TENURE AND QUALIFICATIONS.  The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Nominating Committee, a Compensation Committee and other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.

          Section 2.          POWERS.  The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.

          Section 3.          MEETINGS.  Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors.  A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee.  The act of a majority of the committee members present at a meeting shall be the act of such committee.  The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the Committee) may fix the time and place of its meeting unless the Board shall otherwise provide.  In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.  Each committee shall keep minutes of its proceedings.

          Section 4.          TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

          Section 5.          CONSENT BY COMMITTEES WITHOUT A MEETING. .  Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.

          Section 6.          VACANCIES.  Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V

OFFICERS

          Section 1.          GENERAL PROVISIONS.  The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chairman of the board, a vice chairman of the board, a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers.  In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as they shall deem necessary or desirable.  The officers of the Corporation shall be elected annually by the Board of Directors, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers.  Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided.  Any two or more offices except president and vice president may be held by the same person.  Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

          Section 2.          REMOVAL AND RESIGNATION.  Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors, the chairman of the board, the president or the secretary.  Any resignation shall take effect immediately upon its receipt or at such later time specified in the notice of resignation.  The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.  Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

          Section 3.          VACANCIES.  A vacancy in any office may be filled by the Board of Directors for the balance of the term.

          Section 4.          CHIEF EXECUTIVE OFFICER.  The Board of Directors may designate a chief executive officer.  In the absence of such designation, the chairman of the board shall be the chief executive officer of the Corporation.  The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

          Section 5.          CHIEF OPERATING OFFICER.  The Board of Directors may designate a chief operating officer.  The chief operating officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer.

          Section 6.          CHIEF FINANCIAL OFFICER.  The Board of Directors may designate a chief financial officer.  The chief financial officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer.

          Section 7.          CHAIRMAN OF THE BOARD.  The Board of Directors shall designate a chairman of the board.  The chairman of the board shall preside over the meetings of the Board of Directors and of the stockholders at which he shall be present.  The chairman of the board shall perform such other duties as may be assigned to him or her by the Board of Directors.

          Section 8.          PRESIDENT.  In the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Corporation.  In the absence of a designation of a chief operating officer by the Board of Directors, the president shall be the chief operating officer.  He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

          Section 9.          VICE PRESIDENTS.  In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the president or by the Board of Directors.  The Board of Directors may designate one or more vice presidents as executive vice president, senior vice president, or as vice president for particular areas of responsibility.

          Section 10.          SECRETARY.  The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him by the chief executive officer, the president or by the Board of Directors.

          Section 11.          TREASURER.  The treasurer shall have the custody of the funds and securities of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.  In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.

          The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

          If required by the Board of Directors, the treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

          Section 12.          ASSISTANT SECRETARIES AND ASSISTANT TREASURERS.  The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the president or the Board of Directors.  The assistant treasurers shall, if required by the Board of Directors, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Board of Directors.

          Section 13.          SALARIES.  The salaries and other compensation of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director.

ARTICLE VI

CONTRACTS, LOANS, CHECKS AND DEPOSITS

          Section 1.          CONTRACTS.  The Board of Directors, the Executive Committee or another committee of the Board of Directors within the scope of its delegated authority may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances.  Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when duly authorized or ratified by action of the Board of Directors or the Executive Committee or such other committee and executed by an authorized person.

          Section 2.          CHECKS AND DRAFTS.  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

          Section 3.          DEPOSITS.  All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.

ARTICLE VII

STOCK

          Section 1.          CERTIFICATES; REQUIRED INFORMATION.  Except as may be otherwise provided by the Board of Directors, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them.  In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be signed by the officers of the Corporation in the manner permitted by the MGCL and contain the statements and information required by the MGCL.  In the event that the Corporation issues shares of stock without certificates, the Corporation shall provide to record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.

          Section 2.          TRANSFERS.  Upon surrender to the Corporation or the transfer agent of the Corporation of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

          The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

          Notwithstanding the foregoing, transfers of shares of any class of stock will be subject in all respects to the charter of the Corporation and all of the terms and conditions contained therein.

          Section 3.          REPLACEMENT CERTIFICATE.  Any officer designated by the Board of Directors may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed.  When authorizing the issuance of a new certificate, an officer designated by the Board of Directors may, in his or her discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner’s legal representative to advertise the same in such manner as he shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

          Section 4.          CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.  The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose.  Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

          In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not longer than 20 days.  If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days before the date of such meeting.

          If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

          When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.

          Section 5.          STOCK LEDGER.  The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

          Section 6.          FRACTIONAL STOCK; ISSUANCE OF UNITS.  The Board of Directors may issue fractional stock or provide for the issuance of scrip, all on such terms and under such conditions as they may determine.  Notwithstanding any other provision of the charter or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation.  Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

ARTICLE VIII

ACCOUNTING YEAR

          The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.  The fiscal year of the Corporation shall initially be the calendar year.

ARTICLE IX

DISTRIBUTIONS

           Section 1.          AUTHORIZATION.  Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the charter of the Corporation.  Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the charter.

          Section 2.          CONTINGENCIES.  Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve.

ARTICLE X

INVESTMENT POLICY

          Subject to the provisions of the charter of the Corporation, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

ARTICLE XI

SEAL

          Section 1.          SEAL.  The Board of Directors may authorize the adoption of a seal by the Corporation.  The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland.”  The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

          Section 2.          AFFIXING SEAL.  Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

ARTICLE XII

INDEMNIFICATION AND ADVANCE OF EXPENSES

          To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity.  The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

          Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE XIII

WAIVER OF NOTICE

          Whenever any notice is required to be given pursuant to the charter of the Corporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.  Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute.  The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE XIV

AMENDMENT OF BYLAWS

          The Board of Directors, or a majority of the stockholders of the Corporation at any regular or special meeting in accordance with Article II of these Bylaws, shall have the power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

THIS IS TO CERTIFY:

That I am the duly elected, qualified and acting Corporate Secretary of CRT Properties, Inc. and that the foregoing Bylaws were adopted as the Bylaws of the Corporation on            , 2005 by the Board of Directors of the Corporation.

Dated               , 2005

By:	/s/ WILLIAM J. WEDGE

Name:	William J. Wedge
Title:	Senior Vice President, General Counsel and Corporate Secretary

APPENDIX D

CRT PROPERTIES, INC.
2005 EMPLOYEE STOCK INVESTMENT PLAN

          1.          Plan.  The purpose of the 2005 Employee Stock Investment Plan (the “Investment Plan”) is to encourage a sense of proprietorship on the part of all employees of CRT Properties, Inc. (the “Company”) and its Participating Subsidiaries, by assisting them in making regular purchases of shares of the Company Common Stock, par value $.01 per share (the “Shares”) and thus increasing their interest in the growth of the Company and its financial success.

          The Board of Directors of the Company or the Executive Committee thereof shall have full power and authority to interpret and construe any provision of the Investment Plan finally and conclusively as to all persons having any interest thereunder, to adopt rules and regulations not inconsistent with the Investment Plan for carrying out the plan or for providing for matters not specifically covered in the plan and to alter, amend, and revoke any rules or regulations so adopted. The Investment Plan is administered by Wells Fargo Bank Minnesota, N.A 161 North Concord Exchange, South St. Paul, MN  55075-1139

          2.          Eligibility to Participate.  Every employee of the Company or any of the Participating Subsidiaries who has attained legal age shall be eligible to participate in the Investment Plan. For the purpose of the Investment Plan, a “Participating Subsidiary” shall be any subsidiary of the Company in which the Company owns greater than 50% of the capital stock having voting power in ordinary circumstances, which has been designated as a Participating Subsidiary by a resolution of the Board of Directors of the Company, and which designation has been accepted by a resolution of the Board of Directors of such designated subsidiary. “Participating Subsidiary” shall be deemed to include such subsidiaries of Participating Subsidiaries which are so included by the above mentioned resolution of the Board of Directors of the Participating Subsidiary. Eligible employees of any Participating Subsidiary shall include all employees thereof or any class or classes of such employees designated in said resolution of the Board of Directors of the Participating Subsidiary. The Company or any of its Participating Subsidiaries may be referred to herein as the “Employer” or together as the “Employers.”

          3.          Participation.  Payroll Deductions. Each eligible employee may become a participant in the Investment Plan by filing with the Company a written application which will be recorded by the Company. Each application of an eligible employee will become effective for the first payroll period beginning in the calendar month next succeeding the date on which such application is received by the Company. As used herein, the term “payroll period” shall mean the period from the date on which the employee customarily receives his or her regular salary or wages to the next successive date on which he or she customarily receives such payment.

           All employee contributions to the Investment Plan will be made only by payroll deduction. Each application shall specify the amount which the participant elects to contribute under the Investment Plan for each month and shall authorize the Company or the Participating Subsidiary, as the case may be, to withhold such amount from the salary or wages of such participant with respect to each period thereafter until such participant’s participation in the Investment Plan is terminated or until the amount of such deductions shall be changed or suspended as hereinafter provided. The amount so authorized to be withheld must be not less than $10.00 per month nor more than $2,100.00 per month.

          Any application may be amended to increase or to reduce (within the limits permitted by the Investment Plan) or to suspend the amount of such deductions at any time. Each such amendment shall be made by filing a written application with the Company and shall become effective for the first of the month beginning after receipt of the application.

          4.          Transmittal.  Each Employer shall accumulate on a monthly basis and hold, without interest, all amounts so withheld from the Investment Plan participants. All such amounts accumulated in any month, along with the Employer’s monthly contributions described in paragraph 6 below, shall be transmitted to the Administrator (to be applied in accordance with the provisions of the Investment Plan) so as to be mailed to the Administrator as soon as possible following the month of the withholding of such amounts; provided, however, that the Company’s Executive Committee or its designee may in its discretion transmit such amounts to the Administrator at such later time as such Committee or its designee may determine; provided, however, that such later transmittal shall be not later than ninety (90) days after the month in which the amounts transmitted were accumulated for the accounts of the participants. Such transmittal shall be accompanied by a transmittal letter, the form of which will be supplied by the Administrator. A signed copy of each amendment of the application shall be transmitted to the Administrator with the first transmittal of monies thereafter deducted on behalf of participants in the Investment Plan.

          In lieu of transmitting funds to the Administrator, the Employers may transmit an equivalent amount of Shares based on their market price on the day preceding the day of transmittal. Such market price shall be equal to the mean between the bid and asked prices of the Shares, as reported by NASDAQ, in the over-the-counter market or the closing price of the Shares on any national stock exchange on which the Shares may be traded. The Shares are currently listed for trading on the New York Stock Exchange.

          The Administrator shall establish and maintain a separate account on behalf of each participant. All Shares purchased or transmitted under the Investment Plan shall be held in the name and custody of the Administrator for the benefit of the participants and subject to withdrawal by such participants as herein provided.

          5.           Purchases.  Upon receipt of funds from the Company and its Participating Subsidiaries for such purpose hereunder, the Administrator shall, as promptly as practicable and in accordance with the guidelines of the Securities and Exchange Commission, purchase in the over-the-counter market or on any national stock exchange on which the Shares may be traded or, if at a price lower than shall then prevail in the open market, in a negotiated private transaction, as agent for the participants, as many whole Shares as the aggregate of such funds will permit, provided however, if the Company so instructs the Administrator, the Administrator shall purchase Shares from the Company. The aggregate of all such purchases will be allocated, on the basis of the average cost thereof, to the respective accounts of the participants in proportion to the portion of such funds which was invested on behalf of each participant. Each Employer will pay all commissions or charges on the aggregate number of Shares so purchased under the Investment Plan each month, attributable to each such Employer’s participating employees.

          6.           Employer Contribution.  Each Employer will contribute the following percentages of each of its respective participating employee’s total monthly Investment Plan payroll deduction: (a) 25% of amounts from $10.00 through $50.00, (b) 20% of amounts from $50.01 through $100.00, and (c) 15% of amounts from $100.01 through $2,100.00. This contribution will be combined with the amounts of an employee’s total monthly deductions for investment pursuant to the plan. Such Employer contributions will not constitute a part of base earnings for purposes of determining insurance, pension, health, profit sharing, bonuses or other employee benefits. Such contributions constitute compensation to each participating employee, are taxable as ordinary income and will be reported to the Internal Revenue Service. The Company shall furnish to the Administrator concurrently with each delivery of funds a complete list of the participants who are entitled to receive any of such contribution.

          7.           Confirmations.  The Administrator will forward to each participant a confirmation or a monthly statement indicating the number of Shares acquired under the provisions of the Investment Plan (including fractions to the fourth decimal) for his or her account (whether purchased for his or her account or contributed by the Employers), the cost thereof, the date of acquisition, and the total number of Shares then credited to his account.

          8.           Withdrawal of Shares.  A participant may at any time withdraw from his or her account part or all of any whole Shares then credited to such account, by filing with the Administrator written notice in such form as the Administrator shall have prescribed therefore. A withdrawal shall have no effect on the participant’s deductions and shall not effect a termination of his or her interest in the Plan. All federal or state transfer taxes, if any, which may be due upon any withdrawal from the Investment Plan will be paid by the Employer of such participant.

          9.           Termination.  If a participant shall die, retire, be totally and permanently disabled, cease to be employed by the Company or a Participating Subsidiary, such person’s participation in the Investment Plan shall thereupon automatically terminate. The Company will notify the Administrator of any such termination. Securities held by the Administrator for the account of any person whose participation in the Investment Plan shall be terminated will continue to be so held by the Administrator and the reinvestment of dividends continued until the Administrator shall have received other instructions from such participant or his estate.

          Upon the receipt of appropriate instructions from the participant or his or her legal representative, the Administrator will transfer or sell any whole Shares credited to the account of the participant as directed. All federal or state transfer taxes, if any, which may be due upon transfer of such Shares to the participant will be paid by his or her employer. Such taxes due upon transfer to any person other than the participant will not be borne by the Employer, and the Administrator may require the deposit of funds sufficient to cover such taxes in advance of making any such transfer. No participant shall have any right to receive any fractional Share credited to his or her account in the Investment Plan, nor shall any provision herein be construed to give such right. Any fractional Share interest subject to transfer to the participant or other person shall be paid thereto in cash by the Administrator.

          Notwithstanding the foregoing, if an employee’s participation in the Investment Plan shall have been terminated for one month and the Administrator shall not have received instruction from the former participant, his legal representative or his estate concerning the disposition of the assets in his Investment Plan account, the Company may instruct the Administrator to issue a certificate representing all whole shares of CRT Properties, Inc. common stock held in the account to the former participant and to mail it along with a check for any fractional share remaining in the account to the last known address of the former participant, and to close the account.

          10.           Voting and Other Rights.  All rights as a shareholder of the Shares shall vest in the participant upon the date when such Shares are credited to his or her account, except as otherwise provided in paragraphs 9 and 11 hereunder and except that voting rights in respect of such Shares shall be exercised by the Administrator in accordance with the participant’s signed proxy instructions duly delivered to the Administrator or otherwise in accordance with the applicable rules of any national stock exchange on which the Shares may be traded. The Administrator will deliver to each participant as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements and other material distributed by the Company to its shareholders. There will be no charge to the participants for the Administrator’s retention or delivery of Share certificates or in connection with notices, proxies, or other such materials. The Administrator shall exercise proxy instructions received from the participants on all whole Shares only, with no proxies being voted with respect to any fractional Shares.

          11.           Dividends and Other Proceeds.  Cash dividends received in respect of the Shares held in the accounts of participants will be credited by the Administrator to such accounts. All such cash will be reinvested in Shares as promptly as practicable following receipt thereof. The Company will pay all commissions or fees in connection with the purchases constituting such reinvestment.

          Stock dividends or split-ups in respect of the Shares held in the accounts of participants will be credited to such accounts without charge. Other securities and rights to subscribe received in respect of the Shares held in the accounts of participants will be sold by the Administrator and the proceeds treated in the same manner as cash dividends.

          12.           Transfer of Rights.  Unless applicable state or federal law requires a contrary result:

     (a)     A participant in the Investment Plan may not assign, transfer, hypothecate, encumber, commute, or anticipate either his or her interest in the Investment Plan or funds or the Shares credited to his or her account thereunder, and

     (b)     Neither the interest of a participant in the Investment  Plan nor the funds or the Shares credited to his or her account thereunder shall in any way be subject to any legal process or be levied upon or attached for payment of any claims against a participant or otherwise availed of by any other person.

          Any such attempted assignment, transfer, hypothecation, encumbrance, commutation or anticipation, and any such attempted levy, attachment, or other subjection to legal process shall be void and shall not be recognized by the Administrator.

          13.           Amendments, Suspensions, and Terminations.  The Board of Directors of the Company or its Executive Committee may from time to time amend, suspend, or terminate in whole or in part, and if terminated may reinstate, any or all of the provisions of the Investment Plan, except that no amendment, suspension, or termination may be made which, in the judgment of such Board of Directors or Executive Committee, will retroactively affect adversely the rights of participants in the Investment Plan, except that the plan may be temporarily suspended and the contributions accumulated and held by the Employers when such suspension is necessary until the satisfaction of any applicable securities laws or other governmental rule, regulation, or law. Except as provided in Paragraph 9 above, no part of the funds or the Shares credited to the account of any participant shall be subject to forfeiture for any reason.

          14.          Administration. The Administrator is appointed by the  Board of Directors of the Company or its Executive Committee to administer the Investment Plan and may be removed from such appointment at any time at the sole discretion of such Board of Directors or its Executive Committee. Consequently, nothing in the Investment Plan shall be deemed to create any obligation on the part of the Company or any of its subsidiaries or the Administrator that the Administrator shall continue to administer the Investment Plan. The Company may appoint any other trust company or bank or member firm of the New York Stock Exchange or American Stock Exchange to administer the Investment Plan and such appointment shall be deemed to amend the plan to substitute the name of such member firm or bank or trust company for the previously named administrator in the definitions of the term ”Administrator.”

          15.          Responsibility.  Neither the Company, its Participating Subsidiaries nor the Administrator shall have any responsibility or liability for any act or thing done or left undone, including, without limiting the generality of the foregoing, any action taken with respect to the price, time, quantity, or other conditions and circumstances of the purchase of Shares under the terms of the Investment Plan.

          16.          Notices.

     (a)  Any notice hereunder to the Company or its Participating Subsidiaries shall be in writing on the form provided, if any, and such notice shall be deemed duly given or made only upon receipt thereof at the Company’s office at 225 NE Mizner Blvd – Suite 200, Boca Raton, FL 33432, or at such other address as the Company may designate by notice to the participants and to the Administrator.

     (b)  Any notice hereunder to the Administrator shall be given to the Administrator in writing and such notice shall be deemed duly given or made only upon receipt thereof at the Administrator’s principal office at 161 North Concord Exchange, South St. Paul, MN  55075-1139, or at such other address as the Administrator may designate by notice to the Company.

     (c)  Any notice or other communication to a participant hereunder shall be in writing on the form provided, if any, and such communication and any delivery to a participant hereunder shall be deemed duly given or made if mailed, delivered or made to the participant at such address as the participant may have on file with the Company or in care of the Company at its principal office in Boca Raton, Florida.

          17.          Federal Income Tax Consequences.  All contributions made by an Employer with respect to a participant under the Investment Plan will constitute compensation taxable as ordinary income for federal income tax purposes in the year in which such contributions are made, at which time the Employer will receive a deduction in the amount of such contribution as an ordinary business expense.

          18.          Restrictions on Transfer of Shares.   Persons who may be deemed to be affiliates of the Company would be required to make resales of Shares acquired under the Investment Plan either pursuant to the registration requirements of the Securities Act of 1933, as amended, or pursuant to Rule 144 as promulgated under that Act or some other exemption thereunder.

          19.          Effective Date of Plan. The Investment Plan became effective ________ ___, 2005.

CRT Properties, Inc.
ANNUAL MEETING OF SHAREHOLDERS
Wednesday, May 11, 2005
9:00 a.m.
CRT Properties, Inc.
225 NE Mizner Boulevard, Suite 200
Boca Raton, Florida  33432

[logo]	CRT Properties, Inc.
	225 NE Mizner Boulevard, Suite 200	PROXY
Boca Raton, Florida 33432

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 11, 2005, or any adjournments thereof.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” all nominees for Director and “FOR” Items 2, 3 and 4.

By signing the proxy, you revoke all prior proxies and appoint each of Thomas J. Crocker and Victor A. Hughes, Jr. with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to CRT Properties, Inc., c/o Shareowner Services SM, P. O. Box 64873, St. Paul, MN  55164-0873.

Please detach here

The Board of Directors Recommends a Vote FOR All Nominees.
1.	Election of Directors:
	01	D. Pike Aloian	05	David B. Hiley	☐ FOR all nominees (except as marked)
	02	Benjamin C. Bishop, Jr.	06	Victor A. Hughes, Jr.
	03	Thomas J. Crocker	07	Randall F. Paulson	☐ WITHHELD from all nominees.
	04	Peter J. Farrell	08	George F. Staudter

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Approve the restructuring of the way we hold our assets and our reincorporation from Florida to Maryland ☐ FOR ☐ AGAINST ☐ ABSTAIN

3. Approve the 2005 Employee Stock Investment Plan ☐ FOR ☐ AGAINST ☐ ABSTAIN

4. Ratify the selection of Deloitte & Touche LLP as independent accountants for the fiscal year ending December 31, 2005. ☐ FOR ☐ AGAINST ☐ ABSTAIN

5. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” ALL NOMINEES AND “FOR” PROPOSALS 2 AND 3.

Address Change? Mark Box ☐
Indicate changes below:					Date:

Signature(s) in Box
Please sign exactly as your name(s) appear on Proxy.  If held in joint tenancy, all persons must sign.  Trustees, administrators, etc., should include title and authority.  Corporations should provide full name of corporation and title of authorized officer signing the proxy.